                                                      Registration No. 2-52715

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             --------------------


                  Post-Effective Amendment No. 40 to Form S-6
        For Registration Under the Securities Act of 1933 of Securities
              of Unit Investment Trusts Registered on Form N-8B-2
                                      FOR


                             ---------------------

                     PRUDENTIAL'S INVESTMENT PLAN ACCOUNT
                             (Exact name of trust)
                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                751 Broad Street, Newark, New Jersey 07102-3777
    (Name of depositor and complete address of principal executive offices)

                             ---------------------

               And Also to Form N-1A for Registration Under the
               Securities Act of 1933 and Registration Statement
                   Under the Investment Company Act of 1940
                                      FOR

                             ---------------------


                       PRUDENTIAL'S GIBRALTAR FUND, INC.
                               751 Broad Street
                            Newark, N.J. 07102-3777
                         (Exact name of co-registrant
                  and address of principal executive offices)

                             ---------------------

                               Caren Cunningham
                                   Secretary
                       Prudential's Gibraltar Fund, Inc.
                  The Prudential Insurance Company of America
                               751 Broad Street
                            Newark, N.J. 07102-3777

               (Name and complete address of agent for service)

                             ---------------------

                                  Copies to:

                             Christopher E. Palmer
                                Shea & Gardner
                        1800 Massachusetts Avenue, N.W.
                            Washington, D.C. 20036

                             ---------------------


It is proposed that this filing will become effective (check appropriate space):


 [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
 [X] on April 30, 1998 pursuant to paragraph (b) of Rule 485
        --------------
           (date)


 [ ] 60 days after filing pursuant to paragraph (a) of Rule 485
 [ ] on                   pursuant to paragraph (a) of Rule 485
        ----------------
            (date)

                      SYSTEMATIC INVESTMENT PLAN CONTRACTS
                       Cross Reference Sheet to Prospectus

INFORMATION REQUIRED BY
 ITEM OF FORM N-8B-2                         LOCATION IN PROSPECTUS
-----------------------                      ----------------------
    1..............          Prudential's Investment Plan and Annuity Plan Accounts

    2..............          Prudential's Administrative Role
                             The Contracts of the Prudential Financial Security Program

    3..............          Custodian for Prudential's Investment Plan Account

    4..............          Prudential's Administrative Role
                             The Contracts of the Prudential Financial Security Program

    5..............          Prudential's Investment Plan and Annuity Plan Accounts

    6..............          Prudential's Investment Plan and Annuity Plan Accounts
                             Custodian for Prudential's Investment Plan Account

    9..............          Not Applicable

   10 (a)..........          Purchase Payments and the Crediting of SIP Shares

      (b)..........          Distributions
                             Differences Under Old Form Contracts

      (c)..........          Not Applicable

      (d)..........          Liquidation (Redemption) of SIP Shares
                             Transferring SIP Shares
                             Assignment
                             Naming a Beneficiary
                             Differences Under Old Form Contracts

      (e)..........          Not Applicable

      (f)..........          Description of Fund Shares and Voting Rights

      (g)-(h)......          Substitution of Fund Shares
                             Changing the Contract

      (i)..........          Purchase Payments and the Crediting of SIP Shares
                             Changing the Contract
                             Differences Under Old Form Contracts

   11..............          Summary
                             Prudential's Investment Plan and Annuity Plan Accounts

   12..............          Prudential's Gibraltar Fund, Inc.
                             Prudential's Administrative Role
                             The Contracts of the Prudential Financial Security Program
                             Custodian, Transfer Agent and Dividend-Paying Agent

   13..............          Summary
                             Prudential's Administrative Role
                             Sales and Related Charges
                             Letter of Intent
                             Other Charges
                             Annuity Rate Protection
                             Custodian, Transfer Agent and Dividend-Paying Agent
                             Custodian for Prudential's Investment Plan Account

CROSS REFERENCE SHEET (SYSTEMATIC INVESTMENT PLAN) -- PAGE 2

INFORMATION REQUIRED BY
ITEM OF FORM N-8B-2                      LOCATION IN PROSPECTUS
-----------------------                  ----------------------
13 continued.......         Differences Under Old Form Contracts

14.................         Purchase Payments and the Crediting of SIP Shares
                            Differences Under Old Form Contracts

15.................         Purchase Payments and the Crediting of SIP Shares
                            Prudential's Administrative Role
                            Differences Under Old Form Contracts

16.................         Prudential's Investment Plan and Annuity Plan
                            Accounts Redemption of Fund Shares

17.................         Liquidation (Redemption) of SIP Shares Supplement

18.................         Purchase Payments and the Crediting of SIP Shares
                            Distributions
                            Prudential's Administrative Role
                            Financial Statements of Prudential's Annuity Plan
                              Account

19.................         Prudential's Administrative Role

20.................         Custodian for Prudential's Investment Plan Account

21.................         Not Applicable

22.................         Custodian for Prudential's Investment Plan Account

23.................         Directors and Officers of Prudential

24.................         Not Applicable

25.................         The Contracts of the Prudential Financial Security
                              Program

26.................         Sales and Related Charges
                            Other Charges
                            Prudential's Gibraltar Fund, Inc.

27.................         The Contracts of the Prudential Financial Security
                              Program
                            Prudential as Manager of the Fund's Investments

28.................         Directors and Officers of Prudential

29-34..............         Not Applicable

35.................         Summary

37.................         Not Applicable

38-39..............         The Contracts of the Prudential Financial Security
                              Program

40.................         Sales and Related Charges
                            Other Charges
                            Prudential's Gibraltar Fund, Inc.

41.................         The Contracts of the Prudential Financial Security
                              Program
                            Prudential as Manager of the Fund's Investments


CROSS REFERENCE SHEET (SYSTEMATIC INVESTMENT PLAN) -- PAGE 3


INFORMATION REQUIRED BY
ITEM OF FORM N-8B-2                         LOCATION IN PROSPECTUS
-----------------------                     ----------------------
42.................         Directors and Officers of Prudential

43.................         Not Applicable

44.................         Purchase Payments and the Crediting of SIP Shares
                            Sales and Related Charges
                            Letter of Intent
                            Other Charges
                            Differences Under Old Form Contracts

45.................         Liquidation (Redemption) of SIP Shares

46.................         Liquidation (Redemption) of SIP Shares
                            Purchase Payments and the Crediting of SIP Shares
                            Other Charges
                            Differences Under Old Form Contracts

47-50..............         Custodian for Prudential's Investment Plan Account

51.................         Annuity Rate Protection

52.................         Summary
                            Substitution of Fund Shares

53.................         Federal Income Taxes

54.................         Purchase Payments and the Crediting of SIP Shares

55-58..............         Not Applicable


59.................         Financial Statements of Prudential's Investment Plan
                              Account
                            Consolidated Financial Statements of The Prudential
                              Insurance Company of America and Subsidiaries

                           PRUDENTIAL'S GIBRALTAR FUND
                       CROSS REFERENCE SHEET TO PROSPECTUS


INFORMATION REQUIRED BY
ITEM OF FORM N-1A                                           LOCATION IN PROSPECTUS
------------------------                                    ----------------------
    1.   Cover Page                                Cover Page

    2.   Synopsis                                  Summary
                                                   Fee Table

    3.   Condensed Financial                       Prudential's Gibraltar Fund, Inc. -- Financial Highlights
         Information

    4.   General Description of                    Prudential's Gibraltar Fund, Inc.
         Registrant                                Investment Policies
                                                   Restrictions on Investment
                                                   Description of Fund Shares and Voting Rights

    5.   Management of the Fund                    Directors and Officers of the Fund
                                                   Prudential's Gibraltar Fund, Inc.
                                                   Prudential's Administrative Role
                                                   Custodian, Transfer Agent and Dividend-Paying Agent
                                                   Summary of Investment Advisory Contract
                                                   Prudential as Manager of the Fund's Investments
                                                   Brokerage

    6.   Capital Stock and Other                   Description of Fund Shares and Voting Rights
         Securities                                Redemption of Fund Shares
                                                   Federal Income Taxes

    7.   Purchase of Securities                    Prudential's Gibraltar Fund, Inc.
         Being Offered                             Determination of Net Asset Value

    8.   Redemption or Repurchase                  Redemption of Fund Shares

    9.   Pending Legal Proceedings                 Not Applicable

   10.   Cover Page                                Not Applicable

   11.   Table of Contents                         Prospectus Contents

   12.   General Information                       Not Applicable

   13.   Investment Objective and                  Prudential's Gibraltar Fund, Inc.
         Policies                                  Investment Policies
                                                   Restrictions on Investment
                                                   New Jersey Investment Laws
                                                   Prudential as Manager of the Fund's Investments

   14.   Management of the Fund                    Directors and Officers of the Fund

   15.   Control Persons and                       Prudential's Gibraltar Fund, Inc.
         Principal Holders of                      Description of Fund Shares and Voting Rights
         Securities                                Directors and Officers of the Fund

   16.   Investment Advisory and                   Prudential's Gibraltar Fund, Inc.
         Other Services                            Summary of Investment Advisory Contract
                                                   Prudential as Manager of the Fund's Investments

   17.   Brokerage Allocation                      Brokerage


CROSS REFERENCE SHEET (PRUDENTIAL'S GIBRALTAR FUND) -- PAGE 2

INFORMATION REQUIRED BY
ITEM OF FORM N-1A                                  LOCATION IN PROSPECTUS
------------------------                           -----------------------
   18.   Capital Stock and Other                   Description of Fund Shares and Voting Rights
         Securities

   19.   Purchase, Redemption and                  Prudential's Gibraltar Fund, Inc.
         Pricing of Securities                     Determination of Net Asset Value
         Being Offered                             Redemption of Fund Shares
                                                   Description of Fund Shares and Voting Rights

   20.   Tax Status                                Federal Income Taxes

   21.   Underwriters                              Not Applicable

   22.   Calculations of Yield                     Not Applicable
         Quotations of Money
         Market Funds

   23.   Financial Statements                      Financial Statements of Prudential's Gibraltar Fund, Inc.

PROSPECTUS

MAY 1, 1998


SYSTEMATIC                                                          [LOGO]
INVESTMENT PLAN
AND VARIABLE
ANNUITY CONTRACTS



The net proceeds derived from the sale of these Systematic Investment Plan and Variable Annuity Contracts are allocated to Prudential's Investment Plan Account and Prudential's Annuity Plan Account, respectively, which are variable contract accounts of The Prudential Insurance Company of America. The assets of these accounts are invested solely in

PRUDENTIAL'S GIBRALTAR FUND, INC.

shares of a mutual fund concerned primarily with growth of capital to an extent compatible with a concern for its preservation. Current income is a secondary consideration. The Fund's investment objectives are pursued primarily through the purchase of common stocks.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               MAILING ADDRESS:

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                             751 BROAD STREET
                         NEWARK, NEW JERSEY 07102-3777

                        TELEPHONE: (888) 778-2888

FSP 110 Ed 5-98
  YOU ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.
                                                              Printed in U.S.A.

                              PROSPECTUS CONTENTS

                                                                            PAGE
                                                                            ----
GLOSSARY OF TERMS USED IN THIS PROSPECTUS..................................   1
SUMMARY....................................................................   2
THE SYSTEMATIC INVESTMENT PLAN.............................................   3
THE VARIABLE ANNUITY CONTRACT..............................................   3
FEE TABLE..................................................................   5
PRUDENTIAL'S GIBRALTAR FUND, INC. -- FINANCIAL HIGHLIGHTS..................   6
GENERAL PROGRAM INFORMATION................................................   7
   THE CONTRACTS OF THE PRUDENTIAL FINANCIAL SECURITY PROGRAM..............   7
   PRUDENTIAL'S INVESTMENT PLAN AND ANNUITY PLAN ACCOUNTS..................   7
   PRUDENTIAL'S GIBRALTAR FUND, INC. ......................................   8
   PRUDENTIAL'S ADMINISTRATIVE ROLE........................................   8
DESCRIPTION OF THE SYSTEMATIC INVESTMENT PLAN..............................   9
   WHAT THE PLAN IS AND DOES...............................................   9
   PURCHASE PAYMENTS AND THE CREDITING OF SIP SHARES.......................   9
   DISTRIBUTIONS PER SHARE DURING PERIOD...................................  10
   SALES AND RELATED CHARGES...............................................  10
   LETTER OF INTENT........................................................  11
   OTHER CHARGES...........................................................  11
   ANNUITY RATE PROTECTION.................................................  12
   DISTRIBUTIONS...........................................................  13
   LIQUIDATION (REDEMPTION) OF SIP SHARES..................................  13
   TRANSFERRING SIP SHARES.................................................  14
   SUBSTITUTION OF FUND SHARES.............................................  14
DESCRIPTION OF THE VARIABLE ANNUITY CONTRACT...............................  14
   PURCHASING A VARIABLE ANNUITY...........................................  14
   SALES AND OTHER CHARGES.................................................  15
   RIGHT TO CANCEL.........................................................  16
   THE TYPES OF ANNUITY AVAILABLE..........................................  16
   HOW VARIABLE ANNUITY PAYMENTS ARE DETERMINED............................  17
   THE RISKS WHICH THE PRUDENTIAL ASSUMES..................................  18
   CHANGING THE ANNUITY SELECTED...........................................  18
   CANCELING THE ANNUITY...................................................  19
   THE CONTINUING RIGHT TO PURCHASE AN ANNUITY.............................  19
DESCRIPTION OF PRUDENTIAL'S GIBRALTAR FUND, INC. ..........................  19
   INVESTMENT POLICIES.....................................................  19
   RESTRICTIONS ON INVESTMENT..............................................  20
   NEW JERSEY INVESTMENT LAWS..............................................  21
   SUMMARY OF INVESTMENT ADVISORY CONTRACT.................................  22
   PRUDENTIAL AS MANAGER OF THE FUND'S INVESTMENTS.........................  23
   BROKERAGE...............................................................  24
   DETERMINATION OF NET ASSET VALUE........................................  25
   REDEMPTION OF FUND SHARES...............................................  26
   DESCRIPTION OF FUND SHARES AND VOTING RIGHTS............................  26
   CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT.....................  26
SUPPLEMENTARY INFORMATION..................................................  26
   CUSTODIAN FOR PRUDENTIAL'S INVESTMENT PLAN ACCOUNT......................  26
   NAMING A BENEFICIARY....................................................  27
   ASSIGNMENT..............................................................  27
   CHANGING THE CONTRACT...................................................  28

                                                                          PAGE
                                                                          ----
   DIFFERENCES UNDER OLD FORM CONTRACTS..................................   28
   SYSTEMATIC INVESTMENT PLAN DIFFERENCES................................   29
   VARIABLE ANNUITY CONTRACT DIFFERENCES.................................   29
   STATE REGULATION......................................................   30
   FEDERAL INCOME TAXES..................................................   30
   ADDITIONAL INFORMATION................................................   31
   EXPERTS...............................................................   31
   LITIGATION............................................................   32
   YEAR 2000.............................................................   32
DIRECTORS AND OFFICERS OF THE FUND.......................................   33
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA--DIRECTORS...................   34
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA--PRINCIPAL OFFICERS..........   36
FINANCIAL STATEMENTS OF PRUDENTIAL'S INVESTMENT PLAN ACCOUNT.............  A-1
FINANCIAL STATEMENTS OF PRUDENTIAL'S ANNUITY PLAN ACCOUNT................  AI1
FINANCIAL STATEMENTS OF PRUDENTIAL'S GIBRALTAR FUND, INC................. AII1
SCHEDULE OF INVESTMENTS.................................................. AII2
CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE COMPANY OF
 AMERICA AND SUBSIDIARIES................................................   B1

EFFECTIVE JANUARY 1, 1984, SALES OF THE CONTRACTS DESCRIBED IN THIS PROSPECTUS TO NEW CUSTOMERS WERE DISCONTINUED. THIS DECISION DOES NOT AFFECT INFORCE PLANHOLDERS WHO MAY CONTINUE TO MAKE SUBSEQUENT PURCHASES ON EITHER A SCHEDULED OR NON-SCHEDULED BASIS.

                   GLOSSARY OF TERMS USED IN THIS PROSPECTUS

ANNUITY: A series of payments made each month as long as a person, called an annuitant, is living. In some forms of annuity, payments may continue after the annuitant's death.

ANNUITY RATE PROTECTION: Protection against increases in annuity rates, acquired by buying Annuity Rate Protection Rights in connection with Systematic Investment Plan purchases.

ANNUITY SHARE: A measure used to determine the value of a variable annuity payment.

ANNUITY SHARE VALUE: The monthly dollar value of one Annuity Share.

BUSINESS DAY: Day on which the New York Stock Exchange, Inc. (NYSE) is open for business.

CONTRACTS: The Systematic Investment Plan, Annuity Rate Protection and Variable Annuity Contracts described in this Prospectus which are written agreements between Prudential and the contract owner which set forth the rights, duties and privileges of all parties.

MORTALITY AND EXPENSE RISKS: The risks Prudential assumes because the amount of variable annuity payments will not be affected by losses Prudential may incur if annuitants live longer than expected or if actual expenses are higher than expected.

OLD FORM CONTRACTS: Amended forms of Systematic Investment Plan and Variable Annuity Contracts which were issued before the introduction in 1973 of revised contracts, but which are not generally issued now.

PLANHOLDER: Individual for whom purchases are made under the Systematic Investment Plan or Variable Annuity Contract.

PRUDENTIAL: The Prudential Insurance Company of America.

PRUDENTIAL FINANCIAL SECURITY PROGRAM (PROGRAM): A number of contracts issued by Prudential, including the Systematic Investment Plan and Variable Annuity Contracts described in this Prospectus.

PRUDENTIAL'S ANNUITY PLAN ACCOUNT (APA): The separate account in which the Variable Annuity Contracts described in this Prospectus participate.

PRUDENTIAL'S GIBRALTAR FUND, INC. (FUND): The mutual fund in whose shares Prudential's Investment Plan Account and Prudential's Annuity Plan Account invest.

PRUDENTIAL'S INVESTMENT PLAN ACCOUNT (IPA): The separate account in which the Systematic Investment Plan Contracts described in this Prospectus participate.

PURCHASE PAYMENT: Money paid under a Contract on behalf of a Planholder.

REVISED CONTRACTS: The Contracts generally described in this Prospectus, which are revised forms of Systematic Investment Plan and Variable Annuity Contracts first offered to the public in 1973.

SECURITIES SHARES: Contract interests credited to Planholders on purchases under Old Form Systematic Investment Plans.

SEPARATE ACCOUNT: A separate portfolio of assets held by an insurance company and whose investment experience is kept separate from that of the other investment accounts of the company.

SHARE VALUE OF SYSTEMATIC INVESTMENT PLAN SHARE (SIP SHARE OR SECURITIES SHARE): The dollar value of one SIP Share or Securities Share.

SIP SHARE: Measure used to determine the value of a Planholder's Systematic Investment Plan Contract.

TRANSFER ACCOUNT OR TRANSFER SCHEDULE: Account and schedule used, by agreement between Prudential and an Accountholder, to receive and allocate funds in connection with Old Form Contracts.

VARIABLE ANNUITY: An annuity whose payments vary with the investment results of APA.

                                    SUMMARY

THESE PAGES CONTAIN A BRIEF SUMMARY OF SOME OF THE IMPORTANT FEATURES OF THE SYSTEMATIC INVESTMENT PLAN AND VARIABLE ANNUITY CONTRACTS DESCRIBED IN THIS PROSPECTUS, PARTICULARLY THOSE RELATED TO THE CHARGES MADE BY PRUDENTIAL. THIS SUMMARY DOES NOT PROVIDE A FULL DESCRIPTION OF THE CONTRACTS. THE ENTIRE PROSPECTUS SHOULD BE READ FOR THAT PURPOSE. YOU MAY FIND IT HELPFUL TO RE-READ THIS SUMMARY AFTER YOU HAVE READ THE PROSPECTUS.

This Prospectus describes several variable contracts issued by The Prudential Insurance Company of America (Prudential). These Contracts include a Systematic Investment Plan Contract and an individual Variable Annuity Contract. For each Contract, one form, which has been amended several times since it was first offered in 1970, is called the Old Form Contract in this Prospectus. This Prospectus also describes revised forms of these Contracts, which were first offered to the public on September 17, 1973.

The two forms of each Contract are similar in many respects; and since the revised Contracts were issued more widely, they are the ones generally described in this Prospectus. Whenever there is a difference between the Old Form and the revised Contracts, however, this will be noted or a reference will be made to the section entitled DIFFERENCES UNDER OLD FORM CONTRACTS, page 28. That section details how the Old Form Contracts, and the Program of which they are a part, differ from the revised Contracts and Program. Old Form Contracts can be identified by the letter A appearing as the 7th digit (and only letter) in the plan number. Revised Contracts contain the letter B in that spot.

The revised Contracts were issued in all states. However, all persons who purchased and still hold Old Form Contracts may continue to make additional purchase payments in accordance with the provisions of those Contracts. Persons holding Old Form Contracts may, under certain circumstances, exchange them for revised Contracts. In such cases, any annuities effected prior to the exchange would continue to be governed by the annuity payout provisions of the Old Form Contract.

The net purchase payments made under the Systematic Investment Plan and Variable Annuity Contracts, after the deductions described below, are allocated to Prudential's Investment Plan Account and Prudential's Annuity Plan Account, respectively. The assets of both Prudential's Investment Plan Account and Prudential's Annuity Plan Account (the Accounts) are invested at net asset value in shares of Prudential's Gibraltar Fund, Inc. (the Fund). The value of interests in the Accounts will increase or decrease depending on increases or decreases in the market value of the portfolio securities owned by the Fund.

The Fund was organized by Prudential to serve as the investment medium for the variable contract accounts of the Prudential Financial Security Program (the Program), including these Accounts. The Fund does not sell its shares to the public. It is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company whose investment objective is concerned primarily with growth of capital to an extent compatible with a concern for its preservation. Current income is a secondary consideration. The portfolio of the Fund consists primarily of common stock of a diversified group of companies in a variety of industries. The Contracts are subject to the risks associated with common stock investment, so there can be no assurance that the investment objectives will be achieved. Investment policies of the Fund permit investments in three categories that could entail special risks: the Fund's assets may be invested in American Depository Receipts; up to 10% of the value of the Fund's assets may be invested in securities which are not readily marketable; and up to 3% may be invested in warrants or rights to acquire stock. See SPECIAL RISKS, page 21. Of course, the Contracts described in this Prospectus will not necessarily provide an individual with financial security.

Prudential is a mutual insurance company, founded in 1875 under the laws of New Jersey. Prudential is subject to regulation by the Department of Insurance of the State of New Jersey and by the insurance departments of all the other states and jurisdictions in which it does business. Prudential is the investment advisor of the Fund. See PRUDENTIAL AS MANAGER OF THE FUND'S INVESTMENTS, page 23. Prudential's financial statements begin on page D1 and should be considered only as bearing upon Prudential's ability to meet its obligations under the Contracts.

Pruco Securities Corporation (Prusec), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Fund and the Accounts. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Subject to Board approval, during the second quarter of 1998, Prusec's responsibilities as principal underwriter will be assigned to Prudential Investment Management Services LLC (PIMS). PIMS, also an indirect wholly-owned subsidiary of Prudential, is a limited liability corporation organized under Delaware law in 1996. PIMS will act as principal underwriter under substantially the same terms as Prusec does currently. Both Prusec and PIMS are registered as broker-dealers under the Securities Exchange Act of 1934, as amended, and are members of the National Association of Securities Dealers, Inc. PIMS' principal business address is 751 Broad Street, Newark, New Jersey 07102-3777.

                        THE SYSTEMATIC INVESTMENT PLAN

SALES AND CUSTODIAL CHARGES. The sales charge ranges from 8.50% on the first $5,000 to 0.60% on any excess over $500,000. After deduction of the sales charge and a $1 custodial charge, the net amount invested is allocated to Prudential's Investment Plan Account and is credited to the Planholder in terms of a number of units known as Systematic Investment Plan Shares (SIP Shares). (Under Old Form Contracts such units are known as Securities Shares.) After the initial purchase payment to provide SIP Shares for "any person," as defined under SALES AND RELATED CHARGES on page 10, the sales charge rate for subsequent Systematic Investment Plan purchases is determined by adding to the amount of each such purchase payment the total value of the SIP Shares already credited. For a minimum $50 purchase payment, the maximum sales charge and the maximum deduction from purchase payment (including sales charge and custodial charge) are 9.5% and 11.73%, respectively, of the net amount invested. See SALES AND RELATED CHARGES, page 10, and DIFFERENCES UNDER OLD FORM CONTRACTS, page 28.

The Planholder under the revised Contract may complete a Letter of Intent indicating an intention, without obligation, to make SIP Share purchase payments totaling at least $10,000 over a 13-month period. In this case, the sales charge rate for each purchase made to fulfill the Letter of Intent will be determined as if the total amount indicated were made as a single purchase payment on the first business day of the 13-month period. See LETTER OF INTENT, page 11.

OTHER CHARGES. The charges just described are made in connection with purchase payments. In addition, other charges are made daily against the assets of Prudential's Investment Plan Account and the Fund. These are an administration charge applied against Account assets at a rate of 3/4 of 1% (0.75%) per year and an investment advisory charge applied against the Fund assets underlying the Account at a rate of 1/8 of 1% (0.125%) per year. In total these charges represent on a yearly basis approximately 7/8 of 1% (0.875%) of the net assets of the Account. In addition, the Fund has expenses which may be considered to be an indirect charge against assets. See SUMMARY OF INVESTMENT ADVISORY CONTRACT, page 22.

An annual custodial charge of $0.95 per quarter is made for each Planholder. This charge, for a continuing Planholder, will be deducted from and will not exceed the amount of net investment income and capital gains distribution remaining after any other deduction from that distribution. This other deduction is, if SIP Share purchases were made since the previous distribution, a one-time charge of $0.25 per right for any annuity rate protection rights required to be bought in connection with those purchases. See ANNUITY RATE PROTECTION, page 12. Planholders may liquidate their SIP Share interests totally or in part at any time. A transaction charge is made upon each liquidation, except when the proceeds of a total or partial liquidation of SIP Shares are used to provide a variable annuity under the Program. The amount of this transaction charge is $1, or 1% of the net amount liquidated if less. See OTHER CHARGES, page 11, DIFFERENCES UNDER OLD FORM CONTRACTS, page 28, and LIQUIDATION (REDEMPTION) OF SIP SHARES, page 13.

ILLUSTRATION. To illustrate how the sales and other charges may operate over the year, assume that a person opens a Systematic Investment Plan for an initial purchase of $2,500. An 8 1/2% sales charge ($212.50) and $1 custodial charge are deducted from the purchase payment, leaving $2,286.50 as the net amount to be invested. If the share value for that business day is $10, this will result in 228.65 shares being credited to the Planholder ($2,286.50 / $10). If there should be no daily change in the SIP Share Value during the ensuing year, the total charges against assets for the year would be approximately $20.01.

Assume that these shares remain credited to the Planholder for the year and participate in a distribution of net investment income at the end of the year. If the distribution is $0.20 a share, this Planholder's share of the distribution will amount to $45.73 ($0.20 X 228.65 shares). From this amount the charge for the annuity rate protection rights, $6.25 ($0.25 X 25, assuming 1 Right per $100) and for the annual custodial charge, $3.80 ($0.95 X 4) are deducted leaving a balance of $35.68 to be reinvested, without sales charge, to increase the number of the SIP Shares credited to the Planholder.

                         THE VARIABLE ANNUITY CONTRACT

SALES CHARGES. For a variable annuity purchased with funds which are not derived from a liquidation of SIP Shares, the sales charge ranges from 8.50% on the first $5,000 of purchase payment after deduction of any applicable premium tax to 0.60% on the excess over $500,000. In determining what sales charge rate applies, all purchase payments, whenever made, for annuities under the Program on the life of the Planholder, his/her spouse and his/her children below age 21, are added together. This is illustrated in the paragraph headed ACCUMULATION OF PURCHASES on page 15.

For purchases made with the proceeds of the liquidation of SIP Shares, the sales charge is 1.5% on the first $5,000 of such proceeds and lower for aggregated payments exceeding $5,000. If a Planholder makes a minimum variable annuity purchase using the liquidation proceeds of SIP Shares acquired by a series of minimum purchases, and if there was no change in the SIP Share Value after the initial purchase, this sales charge, together with the sales and custodial charges for the SIP Share purchases and the cost of the annuity rate protection rights, would total approximately 11.8% of the SIP purchase payments.

Some of the states impose a premium tax, which ranges from 1% to 5% of the purchase payment or on the value of the account upon annuitization, depending on the jurisdiction. The sales charges and state premium taxes are discussed in greater detail in the section SALES AND OTHER CHARGES on page 15.

OTHER CHARGES. The charges described above are made in connection with purchase payments. In addition, other charges are made daily against the assets of Prudential's Annuity Plan Account and the Fund. The charges applied against Account assets held for the benefit of contracts participating in the Account are for administrative services and for the assumption by Prudential of mortality and expense risks. These charges are made at an aggregate rate of 0.375% per year. Considering the investment advisory charge applied against Fund assets, these other charges, exclusive of premium taxes and sales charges, in total, represent on a yearly basis approximately 1/2 of 1% (0.5%) of the net assets of the Account. See SALES AND OTHER CHARGES, page 15.

CANCELLATION. A variable annuity may be canceled no later than the date of commencement of annuity payments. It may not be canceled after annuity payments begin. The termination value paid on cancellation is equal to the net amount which was required to provide the annuity, adjusted for interest and changes in the annuity share value. If a state premium tax was deducted from the purchase payment, the amount of the tax or a portion of it may, in certain cases, be returned. See CANCELING THE ANNUITY, page 19.

FUTURE CHANGES IN CHARGES AND ANNUITY RATES. Prudential reserves the right, under certain conditions, to change all charges, including sales charges and annuity rates, upon 90 days' notice to Planholders. However, it may not change annuity rates applicable upon the exercise of annuity rate protection rights already purchased. See Changing the Contract, page 28, and Annuity Rate Protection, page 12.

                                   FEE TABLE

PLANHOLDER TRANSACTION EXPENSES

Systematic Investment Plan (SIP)

Sales Load Imposed on Purchases (as a percentage of purchase payments)

                 First                         $  5,000                                   8.50%
                 Next                          $  5,000                                   7.00%
                 Next                          $ 10,000                                   5.00%
                 Next                          $ 30,000                                   3.00%
                 Next                          $ 50,000                                   2.00%
                 Next                          $400,000                                   1.00%
                 Excess over                   $500,000                                   0.60%

Sales Load Imposed on Purchases of Variable Annuity Contract purchased with proceeds of SIP (as a percentage of purchase payments)

                 First                         $  5,000                                   1.50%
                 Next                          $  5,000                                   1.00%
                 Next                          $  5,000                                   0.50%
                 Excess over                   $ 15,000                                   0.25%

   Custodial Charge.............................  $1.00 from each purchase payment.
   Transaction Charge...........................  $1.00 for each liquidation, or 1% of the net amount liquidated (whichever is less).
   Annual Custodial Charge......................  $3.80.
   Annuity Rate Protection Rights Charge........  $0.25 for each $100 Right purchased (equivalent to
                                                   0.25% of the purchase payment -- see section on
                                                   Annuity Rate Protection).

SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE ACCOUNT
 VALUE)
  Total IPA Annual Fees and Expenses (Administrative Charge)............ 0.750%
  Total APA Annual Fees and Expenses
   (Administrative Charge and Mortality and Expense Risk Fees).......... 0.375%
PRUDENTIAL'S GIBRALTAR FUND, INC. ANNUAL EXPENSES (AS A PERCENTAGE OF
 THE FUND'S AVERAGE NET ASSETS)
  Investment Management Fees............................................ 0.125%
                                                                         -----
  Other Expenses........................................................ 0.025%
                                                                         -----
    Total Prudential's Gibraltar Fund, Inc. Annual Expenses............. 0.150%
                                                                         =====

                                   EXAMPLES

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
If you surrender your Contract at the end
of the applicable time period:
  You would pay the following expenses
   on a $1,000 investment, assuming
   5% annual return on assets................   $102   $127    $153     $227
If you annuitize at the end of the applicable
time period:
  You would pay the following expenses
   on a $1,000 investment, assuming
   5% annual return on assets................   $115   $141    $169     $245
If you do not surrender your Contract:
  You would pay the following expenses
   on a $1,000 investment, assuming
   5% annual return on assets................   $101   $126    $152     $226

The purpose of the foregoing table is to assist the Planholder in understanding the expenses of the Account and the Fund that he/she will bear, directly or indirectly. Upon effecting an annuity, the Annuitant will be subject to different expenses. See the sections on PRUDENTIAL'S GIBRALTAR FUND, INC., SALES AND RELATED CHARGES, SALES AND OTHER CHARGES, and OTHER CHARGES for more complete descriptions of the various costs and expenses. The above table does not include any charge for annuity rate protection rights or state premium taxes.

THE EXAMPLES SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

            PRUDENTIAL'S GIBRALTAR FUND, INC.--FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)

The following financial highlights for the two year period ended December 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified and is included in Appendix C to this Prospectus. The following information for each of the years prior to and including the period ended December 31, 1995 has been audited by other independent auditors, whose report thereon was also unqualified. The information set out below should be read in conjunction with the financial statements and related notes that appear in Appendix C to this Prospectus.

                      01/01/97  01/01/96  01/01/95  01/01/94   01/01/93  01/01/92  01/01/91  01/01/90   01/01/89  01/01/88
                         TO        TO        TO        TO         TO        TO        TO        TO         TO        TO
                      12/31/97  12/31/96  12/31/95* 12/31/94*  12/31/93* 12/31/92* 12/31/91* 12/31/90*  12/31/89* 12/31/88*
                      --------  --------  --------- ---------  --------- --------- --------- ---------  --------- ---------
Net Asset Value at
 beginning of year..  $ 11.43   $ 10.14    $ 9.40    $11.29     $11.13    $11.39    $ 9.40    $10.59     $10.29    $ 9.19
                      -------   -------    ------    ------     ------    ------    ------    ------     ------    ------
Income From
 Investment
 Operations:
Net investment
 income.............     0.22      0.16      0.18      0.21       0.18      0.18      0.22      0.34       0.36      0.31
Net realized and
 unrealized gains
 (losses) on
 investments........     1.84      2.56      1.65     (0.40)      2.43      1.77      2.90     (0.64)      1.92      2.00
                      -------   -------    ------    ------     ------    ------    ------    ------     ------    ------
 Total from
  investment
  operations........     2.06      2.72      1.83     (0.19)      2.61      1.95      3.12     (0.30)      2.28      2.31
Distributions to
 Shareholders:
Distributions from
 net investment
 income.............    (0.21)    (0.15)    (0.17)    (0.22)     (0.19)    (0.19)    (0.26)    (0.37)     (0.37)    (0.37)
Distributions from
 realized gains.....    (2.33)    (1.28)    (0.92)    (1.48)     (2.26)    (2.02)    (0.87)    (0.52)     (1.61)    (0.84)
                      -------   -------    ------    ------     ------    ------    ------    ------     ------    ------
  Total
   distributions....    (2.54)    (1.43)    (1.09)    (1.70)     (2.45)    (2.21)    (1.13)    (0.89)     (1.98)    (1.21)
                      -------   -------    ------    ------     ------    ------    ------    ------     ------    ------
Net Asset Value
 at end of year.....  $ 10.95   $ 11.43    $10.14    $ 9.40     $11.29    $11.13    $11.39    $ 9.40     $10.59    $10.29
                      =======   =======    ======    ======     ======    ======    ======    ======     ======    ======
Total Investment
 Rate of Return:**..    18.88%    27.13%    19.13%    (1.33%)    23.79%    17.60%    34.40%    (2.80%)    22.30%    25.60%
Ratios/Supplemental
 Data:
Net assets at end of
 year (in
 millions)..........  $ 325.9   $ 301.3    $261.2    $242.5     $264.3    $230.1    $214.2    $174.4     $197.0    $183.3
Ratio of expenses
 net of
 reimbursement to
 average net
 assets.............     0.15%     0.16%     0.14%     0.15%      0.16%     0.19%     0.19%     0.21%      0.16%     0.16%
Ratio of net
 investment income
 to average net
 assets.............     1.56%     1.38%     1.68%     1.98%      1.45%     1.58%     1.98%     3.38%      3.19%     2.95%
Portfolio turnover
 rate...............      101%       97%      105%       93%        92%       73%       76%      108%        67%       32%
Average commission
 rate per share.....  $0.0578   $0.0576       N/A       N/A        N/A       N/A       N/A       N/A        N/A       N/A

 * Calculations are based on average month-end shares outstanding.

** Total return is at the portfolio level and excludes contract specific charges which would reduce returns. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

  Further information concerning the Fund, its investment policies and restrictions upon its investments and Prudential's role as an investment advisor to the Fund, may be found beginning on page 19. The Fund's Directors and Officers are listed beginning on page 33. Further information about the Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge.

  The above table does not reflect charges against Account assets. Those charges are described under OTHER CHARGES on page 11.

                          GENERAL PROGRAM INFORMATION

THE CONTRACTS OF THE PRUDENTIAL FINANCIAL SECURITY PROGRAM

The Program consists of a number of contracts offered by Prudential, a mutual life insurance company organized in 1875 under the laws of the State of New Jersey. Its corporate office is located at 751 Broad Street, Newark, New Jersey 07102-3777. The Contracts are sold by registered representatives of Prusec, an indirect wholly-owned subsidiary of Prudential with a principal business address at 751 Broad Street, Newark, New Jersey 07102-3777. It was organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934, as amended (the 1934 Act), and is a member of the National Association of Securities Dealers, Inc. (the NASD). Prusec currently acts as principal underwriter of the Contracts, however, subject to Broad approval.

Prusec's responsibilities as principal underwriter will be assigned to PIMS during the second quarter of 1998. PIMS, also an indirect wholly-owned subsidiary of Prudential, is a limited liability corporation organized under Delaware law in 1996. PIMS will act as principal underwriter under substantially the same terms as Prusec does currently. PIMS is registered as a broker-dealer under the 1934 Act and is a member of the NASD. PIMS' principal business address is 751 Broad Street, Newark, New Jersey 07102-3777.

The Contracts include a Systematic Investment Plan Contract to accumulate funds, an Annuity Rate Protection Contract, and a Variable Annuity Contract to provide retirement payments you cannot outlive. The Systematic Investment Plan and Variable Annuity Contracts are described briefly in the following paragraphs and in detail beginning on page 3. Annuity Rate Protection provides for interests, which are called Rights, to be acquired in connection with the acquisition of Systematic Investment Plan interests. It is described on page
12. Also see DIFFERENCES UNDER OLD FORM CONTRACTS, page 28.

The mailing address of the office which services these Contracts is The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777. Prudential is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

Net purchase payments under the Plan are credited in terms of units known as SIP Shares in Prudential's Investment Plan Account. See PURCHASE PAYMENTS AND THE CREDITING OF SIP SHARES, page 9. A person in whose name purchases are made under the Plan, or under the Variable Annuity Contracts of the Program, is known as a Planholder. Systematic investment does not, of course, assure a profit from your investment or growth equal to the sales charge paid, or protect you against loss in a declining market.

(Units credited to the Plan under Old Form Contracts are known as Securities Shares rather than SIP Shares. However, what is said of SIP Shares throughout this Prospectus will generally apply to Securities Shares, except where specifically noted. In such cases any differences are either described at the time or by reference to DIFFERENCES UNDER OLD FORM CONTRACTS, page 28. Securities Shares and SIP Shares are equal in value.)

Net purchase payments under the Variable Annuity Contract are allocated to Prudential's Annuity Plan Account. The variable annuities effected under the Contract provide monthly payments for life. Annuity payments ordinarily begin soon after a variable annuity is purchased, but a Planholder for whom an annuity is purchased may defer the commencement of payments for up to three years. The amount of each variable annuity payment varies depending on the investment results of a designated portfolio consisting primarily of common stocks. The amount of each payment is, therefore, subject to market fluctuations and in declining markets is likely to be lower than earlier payments.

PRUDENTIAL'S INVESTMENT PLAN AND ANNUITY PLAN ACCOUNTS

These Accounts were established on June 11, 1968, by resolution of Prudential's Board of Directors, as separate variable contract accounts of Prudential under the laws of the State of New Jersey. They are administered by Prudential under the general direction of Prudential's officers and managerial staff. The Accounts are registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (1940 Act), as unit investment trusts. Registration does not imply supervision by the Securities and Exchange Commission of the management or investment policies and practices of the Accounts or Prudential.

IPA is currently used only in connection with Prudential's Systematic Investment Plan Contracts. Similarly, APA is now used only in connection with the individual Variable Annuity Contracts described in this Prospectus. The assets in each Account are legally segregated from all other assets of Prudential and, in APA, such assets will always be equal to or greater in value than Prudential's liabilities under the Variable Annuity Contracts, calculated in accordance with sound actuarial principles. The assets of both Accounts are invested in shares of the Fund at net asset value without sales load.

PRUDENTIAL'S GIBRALTAR FUND, INC.

The Fund was originally incorporated in the State of Delaware on March 14, 1968 and was reincorporated in the State of Maryland effective May 1, 1997. It is registered under the 1940 Act as a diversified open-end management investment company. Registration does not imply supervision by the Securities and Exchange Commission of the management or investment policies and practices of the Fund or Prudential. The Board of Directors of the Fund is responsible for the management of the Fund and, in addition to reviewing the actions of the Fund's investment advisor, decides upon matters of general policy. The Fund's officers conduct and supervise the daily business operations of the Fund.

The Fund's portfolio, which is set forth on pages C2 and C3, is composed primarily of common stocks of a diversified group of companies in a variety of industries. The investment objective of the Fund is concerned primarily with growth of capital to an extent compatible with a concern for its preservation. Current income is a secondary consideration.

The investments of the Fund are subject to the risks of changing economic conditions and the ability of management and the investment advisor of the Fund to anticipate such changes. There can be no assurance that the Fund's investment aims will be achieved.

Fund shares are sold only to separate accounts of Prudential including IPA and APA. The investment performance of the Fund determines the dollar value of interests in these accounts.

Prudential is the investment advisor to the Fund. Prudential has entered into a service agreement with its wholly-owned subsidiary, The Prudential Investment Corporation (PIC), which provides that PIC will furnish to Prudential such services as Prudential may require in connection with Prudential's performance of its obligations under advisory agreements with clients which are registered investment companies. For its investment advisory services, Prudential is paid 1/8 of 1% (0.125%) per year of the average daily market value of the Fund's net assets ($1.25 per year for each $1,000 of assets). The Fund paid Prudential $390,676 for these services in 1997 and $349,118 in 1996. In addition, the Fund has expenses which may be considered to be an indirect charge against assets. In 1997 these expenses amounted to 0.025% of average net assets of the Fund and in 1996 these expenses were slightly less than 0.035%. See SUMMARY OF INVESTMENT ADVISORY CONTRACT on page 22, PRUDENTIAL AS MANAGER OF THE FUND'S INVESTMENTS on page 23, AND FINANCIAL STATEMENTS OF PRUDENTIAL'S GIBRALTAR FUND, INC. and NOTES TO FINANCIAL STATEMENTS on pages C1 through C5. For the years ended December 31, 1997 and 1996, the Fund's total expenses were 0.15% and 0.16%, respectively, of the Fund's average net assets.

INVESTMENT RESULTS. The financial highlights table on page 6 shows the net asset value together with operating expense and net investment income ratios, and total investment rate of return for the years indicated.

PRUDENTIAL'S ADMINISTRATIVE ROLE

Prudential acts as transfer agent and dividend-paying agent and performs all administrative services relative to the Contracts and necessary to the operation of the Accounts. The Accounts have no officers or employees. Prudential pays all expenses relating to their operation.

For IPA and the Systematic Investment Plan Contracts, many of the bookkeeping and other administrative services are performed by Prudential in accordance with an agreement between Prudential and the Custodian for the Account, in compensation for which Prudential receives the charges described under the heading OTHER CHARGES on page 11. Also see CUSTODIAN FOR PRUDENTIAL'S INVESTMENT PLAN ACCOUNT, page 26. These services include:

(1) maintaining a record of all transactions relating to the crediting, liquidation and transfer of shares under the Systematic Investment Plan;

(2) furnishing notices of the number of shares credited, liquidated or transferred, and the number of shares standing to the credit of each Planholder;

(3) furnishing copies of the prospectus and of periodic reports of the financial condition of Prudential's IPA and of Prudential's Gibraltar Fund, Inc. (or any other fund or funds substituted therefor);

(4) furnishing net investment income and capital gains statements and any pertinent tax notices;

(5) causing the required audit of the books of Prudential's IPA; and

(6) preparing and filing for Prudential's IPA required Federal and State periodic statements and tax reports.

Prudential performs similar administrative services, as applicable, for APA and the Variable Annuity Contracts. In addition, it holds the assets of APA for safekeeping, and performs such additional services for both IPA and APA as accounting for the assets in the Accounts, applying payments made for the purchase of SIP Shares or variable annuities after making the authorized deductions, making liquidation and annuity payments and furnishing voting material.

In addition to the Plan charges discussed under OTHER CHARGES on page 11, those discussed under SALES AND RELATED CHARGES on page 10 and the variable annuity charges discussed under SALES AND OTHER CHARGES on page 15 compensate Prudential for its services.

                 DESCRIPTION OF THE SYSTEMATIC INVESTMENT PLAN

WHAT THE PLAN IS AND DOES

The Plan provides the Planholder with a means of investing funds for possible growth. The Planholder may make a single purchase, make occasional investments of varying amounts from time to time, invest regular amounts periodically according to his/her own schedule, or employ any combination of these investment patterns. ANNUITY RATE PROTECTION described on page 12, which is acquired in respect to each purchase under the Plan, permits the Planholder to use his/her Plan interests at a later time to obtain variable annuity payments based upon a guaranteed schedule of rates.

PURCHASE PAYMENTS AND THE CREDITING OF SIP SHARES

The minimum initial purchase payment for a Planholder under the Plan is $300. For subsequent purchases under that Plan the minimum payment is $50. However, under certain arrangements for periodic purchases on a regular basis, such as deferred compensation plan arrangements for employees of federal, state or municipal agencies, the minimum amount for both initial and subsequent purchase payments is $50. In addition to the normal investment risk, deferred compensation plan arrangements may involve the risk of the employer's future unwillingness or financial or administrative inability to continue the plan. For minimum purchase requirements under Old Form Contracts, see DIFFERENCES UNDER OLD FORM CONTRACTS on page 28.

From each Plan purchase payment made for the Planholder, the sales charge and custodial charge described under SALES AND RELATED CHARGES, page 10, will be deducted. The remainder is the net amount invested and is used to determine the number of SIP Shares credited. That number is determined by dividing the net amount invested by the net asset value per Share (Share Value).

The Share Value for any business day (a day on which the New York Stock Exchange, Inc. (NYSE) is open for business) is determined as of the end of such day and is equal to the net assets of Prudential's IPA divided by the aggregate number of Shares credited under the Account. The net assets of the Account are its total assets (after establishing any liability for distributions to Planholders) reduced by the liability for transfer taxes, if any, and by the administration charge described under the heading OTHER CHARGES on page 11. Since the assets of the Account are invested in shares of the Fund, the value of SIP Shares will vary as a reflection of the investment experience of the Fund.

Crediting of SIP Shares will be effected at the close of the day on which the purchase payment is received at Prudential, if that is a business day, otherwise at the close of the first business day thereafter.

SIP Shares are not evidenced by the issuance of certificates. Instead, after each purchase payment is made under the Plan, the Planholder will receive a notice that will indicate the number of SIP Shares credited to the Planholder as a result of that payment, the price per Share and the total number of SIP Shares then standing to the Planholder's credit.

Shown below are Share Values under the Plan as of the last business day of each year of the 10 year period ending December 31, 1997. Also shown for each date are the total number of Shares then outstanding, and the amount per Share of any investment income and capital gains distributions declared during the year ending on that date, before any deductions which may be made from such distributions as described on page 14 under DISTRIBUTIONS. The remainder of the distributions after any such deductions were reinvested at net asset value to provide additional shares unless cash payment was requested by the Planholder.

DISTRIBUTIONS PER SHARE DURING PERIOD

   AS OF THE LAST                         TOTAL SHARES       INVESTMENT       CAPITAL
   BUSINESS DAY OF      SHARE VALUE       OUTSTANDING          INCOME          GAINS
   ---------------      -----------       ------------       ----------       -------
        1988              $10.30           13,455,712         $0.2888         $0.8457
        1989               10.60           14,410,118          0.2836          1.6180
        1990                9.39           14,471,985          0.2954          0.5359
        1991               11.38           14,706,725          0.1785          0.8650
        1992               11.10           16,322,024          0.1045          2.0436
        1993               11.26           18,454,695          0.0898          2.2692
        1994                9.26           20,641,598          0.1427          1.5380
        1995               10.00           20,944,486          0.0863          0.8968
        1996               11.26           21,460,084          0.0645          1.3015
        1997               10.95           24,171,408          0.6339          2.0214

SALES AND RELATED CHARGES

The sales charges applicable to purchase payments made to acquire SIP Shares under the Systematic Investment Plan are as follows:

       TOTAL PURCHASE PAYMENTS
         RECEIVED DURING THE               PERCENT OF             PERCENT OF NET
            CONTRACT YEAR               PURCHASE PAYMENT         AMOUNT INVESTED*
     ------------------------------     ----------------         ----------------
     First             $    5,000             8.50%                    9.29%
     Next              $    5,000             7.00                     7.53
     Next              $   10,000             5.00                     5.26
     Next              $   30,000             3.00                     3.09
     Next              $   50,000             2.00                     2.04
     Next              $  400,000             1.00                     1.01
     Excess over       $  500,000             0.60                     0.60

----------

* Without taking into account deduction for any premium tax.

The scale of sales charges is applicable to purchase payments to acquire SIP Shares made at one time by "any person." "Any person" is defined as either (1) an individual Planholder, or that Planholder, his/her spouse if also a Planholder and their children below age 21 who are Planholders, provided in any case that the purchase is being made for one of these Planholders, or (2) a trustee or other fiduciary purchasing, subject to Prudential's rules regarding participation in the Program through a fiduciary, for a single trust estate or fiduciary account, even if more than one beneficiary Planholder is involved.

After the initial purchase payment, the sales charge rate for subsequent purchases under the Plan is determined by adding to the combined total of the purchase payments then being made by "any person," the total value of SIP Shares already credited to such persons. For example, a Planholder submits a purchase payment of $5,000. As of the current purchase date the Planholder and spouse, who is also a Planholder, already are credited with SIP Shares with a total value of $10,000. When the $5,000 is added to the $10,000, it can be seen from the table at the beginning of this section that the sales charge rate applicable to the current $5,000 purchase is 5%. The amount of the sales charge on the current purchase is, therefore, $250.

Reduced sales charges are also available to "any person" through a Letter of Intent. This is described in the following section.

Full-time registered sales representatives of Prudential, and retired sales representatives of Prudential who have retained their sales licenses and registered status with Prudential, may make purchases under their Plan Contracts at net asset value without sales charge. These representatives must provide written assurance that their purchases will be made for their personal investment purposes and that the interests acquired under the Contracts will not be transferred to another person.

A $1 custodial charge is deducted from each purchase payment to cover the custodial and administrative services connected with receipt of money and crediting of SIP Shares.

For initial purchase payments of $300 and $10,000, for example, the sales charge is 9.32% and 8.40%, respectively, of the net amount that will be invested in the Account, after deducting payment of the $1 custodial charge. When the custodial charge is considered with the sales charge, the total deductions are 9.69% and 8.41%, respectively, of the net amount invested.

For a subsequent Plan purchase payment of $50, made at a time when that payment together with the value of SIP Shares then credited totals $5,000 or less, the sales charge is 9.50% of the net amount invested after deducting the $1 custodial charge. When the custodial charge is considered with the sales charge, the total deduction is 11.73% of the net amount invested.

See DIFFERENCES UNDER OLD FORM CONTRACTS on page 28 for the determination of sales charges and other charges under such contracts.

During 1997, Prudential received $43,382 in sales charges and $1,279 in custodial charges for purchases under the Systematic Investment Plan. The equivalent figures for 1996 were $30,298 and $1,198, respectively.

These sales and custodial charges may be changed by Prudential subject to certain conditions. See CHANGING THE CONTRACT, page 28.

LETTER OF INTENT

A Letter of Intent form, which should be read carefully, may be completed under the revised Contracts at any time for "any person" (as defined in the preceding section) indicating an intention to make SIP Share purchase payments over a 13-month period for any specific selected amount totaling $10,000 or more. A Letter of Intent is not binding and creates no obligation on the part of the Planholder. Under a Letter of Intent, the sales charge rate for each purchase payment made to fulfill the Letter of Intent is determined as if the total amount indicated in the Letter of Intent had been paid as a single SIP Share purchase payment on the first business day of the 13-month period. In determining the applicable sales charge rate, the value of any SIP Shares already credited will be considered, as described in the second paragraph beneath the scale of sales charges in the preceding section.

For example, a Planholder submits a Letter of Intent indicating his/her intention to make SIP Share purchase payments totaling $20,000 over the next 13 months. He/She already has SIP Shares with a net asset value of $10,000. This means that the sales charge rate for each payment made during the next 13 months to fulfill his/her $20,000 intention will be the rate which would have applied had the $20,000 been paid as a single payment. Considering $10,000 in existing SIP Shares, the sales charge rate (as shown in the preceding section) for a single $20,000 payment is 5% on the first $10,000 and 3% on the next $10,000, or 4% overall. Thus the sales charge rate for each payment made by this Planholder under his/her Letter of Intent will be 4%.

An initial purchase payment of at least $1,000, or 1% of the intended total purchase payments, if greater, must accompany submission of a Letter of Intent. Prudential will restrict the disposition of SIP Shares equal in value to 1% of the intended total purchase payments until either the intended purchases have been made or the Letter of Intent has otherwise terminated. Termination occurs if, before the total intended purchases have been made, either the 13-month period expires or a liquidation or transfer of SIP Shares is requested which would require the release of restricted shares. Upon termination, Prudential will recalculate the sales charge for the purchases actually made under the Letter of Intent as if they had all been made at one time on the first business day of the period, and will effect a liquidation of such number of the restricted SIP Shares as may be required to pay Prudential for any necessary adjustment in sales charges. Any remaining restricted SIP Shares will then be released from restriction.

Old Form contracts do not provide for Letter of Intent.

OTHER CHARGES

A transaction charge is made to cover the expenses of providing the particular services involved in processing liquidations of SIP Shares. This charge is a maximum of $1 for each liquidation payment, or 1% of the net amount being liquidated (after any transfer taxes and any other charges) if less. See LIQUIDATION (REDEMPTION) OF SIP SHARES, page 9. During 1997 and 1996, Prudential received $3,036 and $3,028, respectively, in transaction charges.

An annual custodial charge is made against each Planholder to cover services specifically related to the administration of individual Systematic Investment Plans, other than services involving the receipt of purchase payments and the liquidation of shares. The charge is $0.95 for each calendar quarter during which shares are credited under the Systematic Investment Plan. Prudential will ordinarily deduct the charge from the net investment income and capital gains distributions allocated to the Planholder for the calendar year, after deducting any charges for annuity rate protection rights. See the following two sections and DIFFERENCES UNDER OLD FORM CONTRACTS, page 28. The annual custodial charge may not exceed the amount of those allocated distributions after deduction of these other charges. However, in the event of total liquidation during the year, the charge will be deducted from the liquidation proceeds. See LIQUIDATION (REDEMPTION) OF SIP SHARES, page 13. During 1997 and 1996, Prudential received $52,659 and $56,425, respectively, in annual custodian charges.

An administration charge is applied daily on the value of the net assets in Prudential's IPA, to cover services in connection with the Account not specifically related to the administration of individual Plans. The charge is at an effective annual rate of 3/4 of 1% (0.75%) on the first $250 million of such assets, 11/20 of 1% (0.55%) on the next $250 million, 3/8 of 1% (0.375%)
on the next $500 million and 9/40 of 1% (0.225%) on any excess over $1 billion. During 1997 and 1996, Prudential received $1,824,694 and $1,684,269, respectively, in administrative charges.

The annual custodial charge and the administration charge are designed to reimburse Prudential for the development, administration and modification costs of the Program allocable to the Plan.

The charges described in this section and under SALES AND RELATED CHARGES on page 10 are either deducted from purchase or liquidation payments or distributions under the Plan, or are made against the net assets of Prudential's IPA. In addition, an investment advisory fee, determined daily at the rate of 0.125% ( 1/8 of 1%) per year of the average net assets of the Fund, is paid by the Fund to Prudential. Thus, at present, a total charge against assets at a yearly rate of about 0.875% ( 7/8 of 1%) is made in respect to Plans. See PRUDENTIAL'S GIBRALTAR FUND, INC. page 8.

The charges described above may all be changed by Prudential, subject to certain conditions. See CHANGING THE CONTRACT, page 28.

ANNUITY RATE PROTECTION

Annuity rate protection rights must be purchased with respect to each purchase under the Plan. Each right assures the Planholder that if, at some future date, he/she should purchase a Variable Annuity under the Program or a Prudential Fixed-Dollar Annuity outside the Program and elect to use that right, the schedule of annuity rates in effect at the time the right was acquired, rather than any higher rate that may then be in effect, will be applied to $100 of the annuity purchase price (after any premium taxes). Rights would not be used if an annuity purchase is made at a time when the schedule of annuity rates assured by the rights is not more favorable than the rates currently in effect.

Annuity rate protection rights are provided in units of $100. One, three or five rights may be purchased for each $100 of Systematic Investment Plan purchase payment, up to the current limit of a total of 1,000 rights accumulated for a Planholder. A rights charge of $0.25 is made for each $100 Right purchased (equivalent to 0.25% of the purchase price), which will be deducted from the Planholder's allocated share of the annual net investment income and capital gains distributions next determined after the Plan purchase payment for which the right was acquired. See DISTRIBUTIONS on page 13. If the distribution is insufficient to pay the rights charge, a sufficient number of SIP Shares credited to the Planholder will be liquidated to pay the deficiency. Thus, for example, if election is made to purchase 5 rights with each $100 purchase payment under the Plan and a $250 purchase payment is made, the Planholder would acquire 12.5 rights, at a cost of $3.13 (12.5 x $0.25, which is 1.25% of the purchase price), to be deducted from his/her subsequent distribution, and would be protected against future adverse changes in the schedule of annuity rates to the extent of $1,250 of annuity purchase price.

Annuity rate protection rights may be used only on the life of the Planholder for whom they were purchased, the co-Planholder, if any, or, at the Planholder's death, his/her spouse if also a Planholder. Each right shall terminate (1) one year after the death of the Planholder or after the death of the survivor of the Planholder and a co-Planholder, if any, or (2) one year after the last date on which SIP Shares or purchased annuities were in effect for the Planholder under the Program, whichever is the earlier.

If a Planholder exchanges his/her interests in Prudential's IPA for a variable annuity (whether or not annuity rate protection rights are used), a sales charge is made upon the exchange. The amount of this charge is 1.50% of the first $5,000 paid for a variable annuity. The charge is lower for aggregated payments exceeding $5,000. In addition, the Planholder may have to pay a capital gains tax if SIP Shares are liquidated as part of the exchange. See, for the variable annuity contract, SALES AND OTHER CHARGES on page 15.

For Plans issued for delivery in Maryland and New York, an additional purchase of annuity rate protection rights will, under most circumstances, be required each year out of the Planholder's allocated share of the annual net investment income and capital gains distributions, to provide for any increases in the value of the Plan during the year for which rights have not otherwise been provided, as described in the first two paragraphs of this section. Where required, one right will be purchased for each $100 of any such increase during the period from the close of business on the date of determining the Planholder's allocated share of such distributions in one year to the close of business on the corresponding date in the next.

For differences in the provisions of annuity rate protection and in the method of paying the rights charge, under Old Form Contracts, see DIFFERENCES UNDER OLD FORM CONTRACTS, page 28.

DISTRIBUTIONS

Prudential will determine each Planholder's allocated share of the annual net investment income and capital gains distributions, if any, of Prudential's IPA. From this allocated share will be deducted first, any charge for annuity rate protection rights, as described above under ANNUITY RATE PROTECTION, and then the annual custodial charge. The remainder will be applied, at net asset value without sales charge as of the date of distribution, to increase the number of SIP Shares credited to the Planholder. The date of distribution will ordinarily occur once a year in December.

See DIFFERENCES UNDER OLD FORM CONTRACTS on page 28 for a description of distributions under such Contracts.

LIQUIDATION (REDEMPTION) OF SIP SHARES

The Planholder may at any time effect a total liquidation of the SIP Shares credited under his/her Plan. Prudential will pay the total value of such shares, determined as of the end of the business day on which the request for liquidation is received, less any applicable transfer taxes, the transaction charge, and the annual custodial charge if not already collected. Currently no transfer taxes are being imposed. The value per share is calculated as described under PURCHASE PAYMENTS AND THE CREDITING OF SIP SHARES, page 9.

Partial liquidations of SIP Shares may be made from time to time. The minimum partial liquidation is $100 and it must leave a minimum value of $200 for the shares remaining credited under the Plan after the transaction. Sufficient shares and fractions of shares will be liquidated to pay the amount requested, plus the transaction charge and any applicable transfer taxes. If a requested partial liquidation would result in shares remaining credited under the Plan with a total value below $200, the request will be treated as if it had been a request for total liquidation. However, these minimums will not apply, nor will a transaction charge be required, upon a liquidation of the SIP shares credited as a result of an annual distribution, if the request for liquidation is made within 30 days after the date of distribution.

When the proceeds of a total or partial liquidation of SIP Shares are used to provide a variable annuity under the Program, no transaction charge is made.

REINVESTMENT OF TOTAL OR PARTIAL LIQUIDATION. With respect to one total or partial liquidation in each calendar year, the Planholder may reinvest the amount liquidated without sales charge. A single reinvestment purchase may be made within twelve months after the date of the liquidation, in an amount not exceeding the net proceeds of the liquidation reduced by any part of the liquidation used to purchase an annuity under the Program. Annuity rate protection rights are not purchased in respect to such reinvestments.

SYSTEMATIC LIQUIDATION (PERIODIC WITHDRAWAL). Under this arrangement the Planholder liquidates each month either a specific number of SIP Shares or the number of full and fractional shares required to provide a specific cash amount. For each payment, sufficient shares will be liquidated to provide the payment requested and to pay the transaction charge and any applicable transfer taxes. In addition, the annual custodial charge, if not previously collected, will be deducted from the final payment. A requested systematic liquidation will be rejected if the first payment under the arrangement requested would be less than $20. Purchases of SIP Shares during a period of systematic liquidation would in effect involve duplicate sales charges. For this reason, Prudential will not ordinarily permit a purchase of less than $5,000 during a systematic liquidation, and will permit purchases of $5,000 or more only if the particular purchase transaction is deemed suitable. Since systematic liquidation payments represent proceeds from the liquidation of SIP Shares credited to the Planholder, they serve to reduce his/her invested capital to the extent that they exceed reinvested net investment income and capital gains distributions.

Any requested liquidation payment during a Letter of Intent period is subject to any prior claim for sales charges Prudential may have to the share proceeds, as described under LETTER OF INTENT, page 11.

All liquidation payments will be made to the Planholder unless he/she directs otherwise. Each liquidation payment may result in a gain or loss which the Planholder would report on his/her income tax return. Each payment will be made within seven days after the request for liquidation is received, except as Prudential may be permitted under any valid and applicable law to suspend the payment.

Suspension is currently permissible only when the NYSE is closed on other than a regular holiday or weekend or when, as determined by rule or regulation of the Securities and Exchange Commission, trading thereon is restricted, or an emergency exists as a result of which disposal of securities held by the Fund is not reasonably practicable or it is not reasonably practicable for the value of the Fund's assets to be fairly determined, or when the Securities and Exchange Commission has provided for such suspension for the protection of Planholders.

There are certain differences in the liquidation provisions under Old Form Contracts. See DIFFERENCES UNDER OLD FORM CONTRACTS, page 28.

TRANSFERRING SIP SHARES

At the Planholder's request all or a part of the SIP Shares credited under his/her Plan may be transferred to another person. If only a portion of the shares are transferred, they must have a net value of at least $100, with shares having a value of at least $200 remaining credited under the Plan of the transferring Planholder. Any transferee who is not a Planholder must become one at the time of transfer, and in this case the net value of the shares transferred must be at least $300, the purchase minimum for a Planholder's initial purchase under a Plan.

A requested transfer during a Letter of Intent period is subject to any prior claim Prudential may have to the share proceeds. See LETTER OF INTENT, page 11.

SUBSTITUTION OF FUND SHARES

Subject to any applicable law or regulation, Prudential may, in the interest of Planholders and upon any required approval of the Securities and Exchange Commission, substitute in Prudential's IPA (either as to Fund shares to be purchased or as to Fund shares both to be purchased and already purchased) registered fund shares of a mutual fund with investment objectives similar to those of the Fund and whose shares are generally of comparable quality to Fund shares.

Before any such substitution Prudential will give each Planholder 90 days' written notice of what is planned, including the reasons for the change and a reasonable description of the shares to be substituted. Each Planholder who does not then totally liquidate his/her shares before the effective date of the proposed substitution shall be conclusively deemed to have agreed to the substitution and to bearing a pro rata share of any expense which it entails.

                 DESCRIPTION OF THE VARIABLE ANNUITY CONTRACT

The Variable Annuity Contract provides the Planholder with a means of obtaining a lifetime monthly annuity under which the monthly annuity payments vary according to the investment results of a portfolio consisting primarily of common stocks. The Planholder may use either the value of Plan interests or funds from other sources as the purchase payment. Several types of variable annuity are available, as described on page 16.

PURCHASING A VARIABLE ANNUITY

A person who wishes to purchase a variable annuity, either with the amount accumulated under a Plan or with funds from other sources, must furnish Prudential with (1) written instructions in a form satisfactory to Prudential as to the type of annuity desired, (2) proof satisfactory to Prudential of the date of birth of the Planholder and, if a last survivor life annuity is selected, of the contingent annuitant, and (3) sufficient funds to carry out the instructions for the purchase.

The purchase of the variable annuity is made on the first business day on which the office of Prudential which services these contracts has all of the above, at the annuity share value next determined. That day is called the purchase date. Prudential will send a Planholder's first monthly annuity payment on the first day of any calendar month chosen, so long as the day selected is at least one month but no more than 37 months after the purchase date. The day on which the first monthly annuity payment is due is called the initial payment date.

The purchase of a variable annuity is subject to Prudential's rules in effect at the time in respect to age and amount, and to any requirements imposed by federal or state laws or regulations. Currently the minimum amount that must be applied to purchase a variable annuity under the Program is $2,000 for the initial annuity purchased and $1,000 for any subsequent annuity for the same Planholder. See DIFFERENCES UNDER OLD FORM CONTRACTS, page 28, for minimum purchase requirements under such Contracts.

SALES AND OTHER CHARGES

A sales charge and any applicable premium taxes are deducted from each gross purchase payment applied to purchase a variable annuity. The sales charge is expressed as a percentage of the adjusted gross purchase payment, which is the gross purchase payment reduced by any applicable taxes.

The applicable sales charges are as follows. In certain cases, described below, the sales charges will be lower.

SALES CHARGE AS A PERCENTAGE OF:

          AMOUNT OF ADJUSTED             ADJUSTED GROSS                NET
        GROSS PURCHASE PAYMENT          PURCHASE PAYMENT         AMOUNT INVESTED*
     ------------------------------     ----------------         ----------------
     First             $    5,000             8.50%                    9.29%
     Next              $    5,000             7.00%                    7.53%
     Next              $   10,000             5.00%                    5.26%
     Next              $   30,000             3.00%                    3.09%
     Next              $   50,000             2.00%                    2.04%
     Next              $  400,000             1.00%                    1.01%
     Excess over       $  500,000             0.60%                    0.60%

* Without taking into account deduction for any premium tax.

SYSTEMATIC INVESTMENT PLAN LIQUIDATIONS. The applicable Sales Charges for purchases made with the proceeds of liquidation of Plan interests are as follows:

SALES CHARGE AS A PERCENTAGE OF:

          AMOUNT OF ADJUSTED               ADJUSTED GROSS                  NET
        GROSS PURCHASE PAYMENT            PURCHASE PAYMENT           AMOUNT INVESTED*
     -------------------------------      ----------------           ----------------
     First              $   5,000               1.50%                      1.52%
     Next               $   5,000               1.00%                      1.01%
     Next               $   5,000               0.50%                      0.50%
     Excess over        $  15,000               0.25%                      0.25%

* Without taking into account deduction for any premium tax.

For these sales charges to apply, the proceeds from the Plan liquidation must be used to purchase a variable annuity within three months after the liquidation. If a Planholder makes a minimum variable annuity purchase, using the liquidation proceeds of SIP Shares acquired by a series of minimum purchases, and if there were no change in the SIP Share Value after the initial purchase, this sales charge, together with the sales and custodial charges for the SIP Share purchases and the cost of the annuity rate protection rights, would total approximately 11.8% of the SIP purchase payments.

ACCUMULATION OF PURCHASES. For purposes of determining the sales charge, annuity purchases on the life of the Planholder and his/her spouse and his/her children under age 21 are combined, and their previous annuity purchases under the Program, whenever made, are included in determining which percentage applies. For example, a man and his wife make two $5,000 adjusted gross purchase payments a few months apart. Neither payment is from Plan liquidations. The sales charge is 8.50% of the first adjusted gross purchase payment, and 7.00% of the second such payment. Purchases from Systematic Investment Plan liquidations are not combined with other purchases for this purpose because of the lower sales charges which apply to such purchases, as shown in the table above.

For differences in the determination of sales charges and the accumulation of purchases under Old Form Contracts, see DIFFERENCES UNDER OLD FORM CONTRACTS on page 28.

TAXES. The amount and timing of any applicable premium tax varies depending on the jurisdiction, and is subject to change by the legislature or other authority. In many jurisdictions there is no tax at all. The current tax rates for those jurisdictions imposing a tax range from 1% to 5%.

OTHER CHARGES. A mortality risk charge, an expense risk charge and an administrative charge, at effective annual rates of 0.075%, 0.150% and 0.150%, respectively, for a total of 0.375%, or 3/8 of 1%, per year, are applied daily on the value of the net assets held for the benefit of the contracts participating in Prudential's APA.

ACCOUNT. These charges are to cover Prudential's general administrative expenses in operating the Account and to provide a surplus for use, if necessary, to help Prudential fulfill its contractual obligations discussed under the heading THE RISKS WHICH PRUDENTIAL ASSUMES on page 18.

The administrative charge applied against Account assets is designed to reimburse Prudential for the development, administration and modification costs of the Program allocable to the Variable Annuity Contract.

During 1997, The Prudential received $0 in sales charges and $8,651 in charges made against the net assets of the Account. The equivalent figures for 1996 were $0 and $8,734, respectively.

In addition to the above charges, the investment advisory fee described under PRUDENTIAL'S GIBRALTAR FUND, INC. on page 8, determined daily at the rate of 0.125% (1/8 of 1%) per year of the average net assets of the Fund, is paid by the Fund to Prudential. Thus, at present, a total charge against assets at a yearly rate of about 0.50% (1/2 of 1%) is made in respect to variable annuities.

The charges described above may all be changed by Prudential, subject to certain conditions. See CHANGING THE CONTRACT, page 28.

RIGHT TO CANCEL

You have the right, within ten days after you receive your Contract, to surrender the Contract by delivering or mailing it, with written notice that you wish to surrender it, to an office of Prudential or to the agent through whom the Contract was purchased. Upon such surrender Prudential will cancel the Contract and pay the owner an amount equal to the sum of (1) the difference between any purchase payments paid and the amounts allocated to any separate accounts under the Contract and (2) the net asset value of the Contract on the date of surrender attributable to the amounts so allocated. However, if applicable state law so requires, the amount of the purchase payment will be returned instead.

THE TYPES OF ANNUITY AVAILABLE

The following types of variable annuity are described in the Contract.

TYPE A -- LIFE ANNUITY. Annuity payments are payable only during the lifetime of the Planholder. This type provides a larger monthly payment than do Types B and C, described below, because payments cease when the Planholder dies. For example, it would be possible under this type for the Planholder to receive only one annuity payment if death were to occur within the first month after the first monthly annuity payment. Accordingly, this type is primarily appropriate where larger income during the Planholder's lifetime is of greater importance than preservation of a remainder for dependents.

TYPE B -- LIFE ANNUITY -- 10 YEARS CERTAIN. Annuity payments are payable during the lifetime of the Planholder. If the Planholder dies before the 120th monthly payment is due, monthly annuity payments do not continue to the beneficiary. Instead, the discounted value of the remaining unpaid installments, to and including the 120th monthly payment, is payable to the beneficiary in one sum.

TYPE C -- LAST SURVIVOR LIFE ANNUITY. Annuity payments are payable as long as either the Planholder or the designated contingent annuitant is living. This type of annuity has a particular appeal to a husband and wife. As with the Type A--Life Annuity above, it would be possible under this type of annuity for only one monthly annuity payment to be made, if both the Planholder and the contingent annuitant died within the first month after annuity payments begin.

HOW VARIABLE ANNUITY PAYMENTS ARE DETERMINED

The amount of the monthly variable annuity payment depends on (1) the net purchase payment for the annuity, (2) the type of annuity selected, (3) the date of birth and sex of the Planholder, and of the contingent annuitant under a Type C Annuity, (4) the annuity rate table selected by Prudential for these Contracts (see SCHEDULES OF ANNUITY RATES, below), (5) the number of complete months between the purchase date and the initial payment date, and (6) the investment results of Prudential's APA, which, in turn, reflect the investment results of the Fund.

The first five items together provide the basis for determining the dollar amount of monthly annuity that would be paid if there were no change in the monthly value of an annuity share. This dollar amount is called the tabular monthly annuity. It is converted to a monthly number of annuity shares by dividing that amount by the annuity share value on the purchase date. The monthly number of annuity shares thus established remains the same through the duration of the annuity except for the possibility of temporary additional annuity shares as described in the third paragraph under SCHEDULES OF ANNUITY RATES, below.

The investment results of the Account, item (6), are reflected in changes in the monthly value of an annuity share (the annuity share value) to the extent that the rate of net investment return (after deducting the administrative and risk charges described under SALES AND OTHER CHARGES, page 10) is greater or less than the effective annual interest rate assumed in the applicable schedule of annuity rates. The amount payable on the first day of each month beginning with the initial payment date is the product of (a) the monthly number of annuity shares and (b) the annuity share value calculated as of one month and one business day prior to the due date of the payment.

SCHEDULES OF ANNUITY RATES. The schedules currently contained in the variable annuity contract are based on the Annuity Table for 1949 with adjustments described in the Contract to reflect improving mortality trends, and with assumed effective annual interest rates of 3.5% or 5%. The 5% schedule is applicable in all but a few states in which it is currently not available under the state law or regulations. In these few states (Florida, New Mexico, Texas and West Virginia) the 3.5% schedule applies. See DIFFERENCES UNDER OLD FORM CONTRACTS on page 28 for the additional availability of the 3.5% schedule under those Contracts.

The 5% schedule, because it is based upon a higher assumed effective annual interest rate, results in a greater initial monthly annuity payment than is provided under the 3.5% schedule. However, in reflecting the investment results of the Fund, the annuity share value for an annuity using the 5% schedule will increase more slowly and decrease more quickly than will the annuity share value for an annuity using the 3.5% schedule. As a rough rule of thumb, the 3.5% schedule should turn out to be more advantageous for Planholders who live longer than the average, while the 5% schedule should be better for Planholders for whom the larger early payments are especially important.

The variable annuity contracts are entitled to participate in the divisible surplus of Prudential, as may be determined annually at the sole discretion of Prudential's Board of Directors. The board has determined that Planholders receiving annuity payments will so participate in 1998. They will be temporarily credited with an additional number of monthly annuity shares on which annuity payments in 1998 are based. There is no assurance that such participation in the divisible surplus of Prudential or temporary crediting of annuity shares will occur for any future year.

Prudential is currently considering reorganizing itself into a stock company. This form of reorganization, known as demutualization, is a complex process that may take a year or more to complete. No plan of demutualization has been adopted yet by Prudential's Board of Directors. Adoption of a plan of demutualization would occur only after enactment of appropriate legislation in New Jersey and would have to be approved by Prudential's policyholders and appropriate state insurance regulators. Throughout the process, there will be a continuing evaluation by the Board of Directors and management of Prudential as to the desirability of demutualization. The Board of Directors, in its discretion, may choose not to demutualize or to delay demutualization for a time.

ANNUITY SHARE VALUE. For these Contracts, the annuity share value for July 1, 1969 was set at $1. The annuity share value for any subsequent business day is determined by multiplying the annuity share change factor for that day (see below) by the annuity share value for the immediately preceding business day.

The annuity share change factor for any business day is obtained by (1) adding to 1.00 the rate, after provision for any taxes, of net investment income earned and of asset value changes in Prudential's APA from the end of the preceding business day to the end of the current business day, and (2) deducting from such sum the administrative and risk charges. See the paragraph headed OTHER CHARGES on page 11. The remainder is then divided by the sum of
1.00 and the rate of interest on a daily basis at the effective annual rate assumed in the applicable schedule of annuity rates. No provision is currently made for federal income taxes in determining the change factor. See FEDERAL INCOME TAXES, page 30.

An alternative gradual investment in Prudential's APA is possible under Old Form Contracts. See DIFFERENCES UNDER OLD FORM CONTRACTS on page 28.

Shown below are the annuity share values as of the last business day of each year of the ten year period ending December 31, 1997. Each share value listed was used to determine annuity payments for the second succeeding month. For example, the share value as of the last business day in December is used to compute the February annuity payment. Annuity share values are the same under these Contracts and the Old Form Contracts.

                 LAST BUSINESS DAY OF:                3.5%*                            5%
                 ---------------------                -----                           -----
                         1988                         $2.37                           $1.84
                         1989                          2.79                            2.14
                         1990                          2.61                            1.97
                         1991                          3.38                            2.51
                         1992                          3.82                            2.81
                         1993                          4.55                            3.30
                         1994                          4.32                            3.08
                         1995                          4.95                            3.48
                         1996                          6.06                            4.20
                         1997                          6.91                            4.72

                       * 3.5% schedule currently applies only in a few states.

THE RISKS WHICH PRUDENTIAL ASSUMES

Prudential assumes the risk (1) that annuitants as a class may live longer than estimated, with the result that payments will continue for longer than expected, and (2) that charges under the Contracts may not be enough to cover the actual expenses incurred. In either event, the loss will fall on Prudential. These risks assumed by Prudential must be evaluated in the light of Prudential's right, upon 90 days' notice to Planholders, to make certain changes in the Contracts, including the charges and the schedule of annuity rates, thereby reducing exposure to loss as a result of the guarantee. However, such changes would apply only to new purchases after the effective date of the change and not to any annuities already in effect or annuity rate protection rights already acquired but not yet exercised. See CHANGING THE CONTRACT, page 28.

Even though the assets of Prudential's APA are separately accounted for, the entire general account assets of Prudential are available to meet the expenses and fulfill Prudential's obligations for the variable annuities purchased under the variable annuity contracts. The charges Prudential makes for assuming these risks are described in the subsection headed OTHER CHARGES, page 11.

On the other hand, the charges may exceed the expenses that Prudential ultimately incurs under these Contracts. As the actual experience is realized, the amount by which any such excess is greater than the amount which must prudently be retained to fulfill Prudential's obligations will become a part of the divisible surplus of Prudential.

In the event the Fund suspends the redemption of its shares because of the closing of the NYSE or other emergency reason, Prudential will make annuity payments during the period of suspension out of its general account assets. The amount of such payments will be determined in a fair and equitable manner satisfactory to the Department of Insurance of the State of New Jersey.

CHANGING THE ANNUITY SELECTED

Prudential will change the initial payment date of a Planholder's Variable Annuity under certain conditions. The Planholder must send a request for the change to Prudential in a form satisfactory to Prudential, which is received at least seven days before the new initial payment date requested by the Planholder and at least one month and seven days before the original initial payment date. Also, the new initial payment date must be one that the Planholder could have selected in the first place. See PURCHASING A VARIABLE ANNUITY, page 14.

Prudential will also change the type of annuity selected to one which the Planholder could have selected when he/she purchased his/her variable annuity, again subject to certain conditions. The Planholder must send a request for the change to Prudential in a form satisfactory to Prudential and, if the requested change is to a Type C Annuity, there must be proof satisfactory to Prudential of the date of birth of the contingent annuitant. This request and information must be received at least one month and seven days before the initial payment date selected by the Planholder.

CANCELING THE ANNUITY

The Planholder may cancel the annuity by making a request in a form satisfactory to Prudential, if Prudential receives the request no later than the initial payment date. Prudential will cancel the annuity as of the first business day not earlier than the day of such receipt and will pay the Planholder the termination value of the annuity. An annuity may not be canceled after the initial payment date.

If the Planholder dies before the initial payment date, Prudential will cancel the annuity on the first business day not earlier than the day on which Prudential receives due proof of death and claim forms satisfactory to it, and will pay the termination value to the beneficiary entitled to settlement. See NAMING A BENEFICIARY, page 27.

The termination value is approximately equal to the net amount which was required to provide the annuity as of the purchase date (after deduction of any applicable premium tax and sales charge), increased at the assumed effective annual interest rate and increased or decreased in accordance with the rate of change in the annuity share value between the annuity purchase date and the cancellation date.

If a tax was deducted at the time of purchase, there will also be a return of the lesser of the amount deducted and the amount of tax credit granted by the state because of cancellation of the annuity. There will also be an adjustment for any annuity payments that may have been made before notice of death is received. Payment of this termination value is in full settlement of all liability of Prudential for the canceled annuity. The termination value will be paid within seven days after the date of cancellation, except as Prudential may be permitted under any valid and applicable law to suspend such payment. Circumstances under which suspension may be permissible are described under REDEMPTION OF FUND SHARES on page 26.

No amount is payable upon the death of a Planholder after the initial payment date of an annuity, except for any amount which may be payable under a Type B Annuity, as described under THE TYPES OF ANNUITY AVAILABLE on page 16. Of course, upon the death of either the Planholder or the designated contingent annuitant under a Type C Annuity (described on page 17) monthly payments will continue in accordance with the provisions of the annuity for the remaining lifetime of the survivor.

THE CONTINUING RIGHT TO PURCHASE AN ANNUITY

Prudential will continue to provide annuities in the following situations. First, Planholders who have acquired annuity rate protection rights may exercise those Rights in accordance with their terms. Second, Planholders with shares credited under the Plan or the Program will be able to exchange them at any time for variable annuities. Also see DIFFERENCES UNDER OLD FORM CONTRACTS on page 28.

               DESCRIPTION OF PRUDENTIAL'S GIBRALTAR FUND, INC.

INVESTMENT POLICIES

The Fund invests primarily in common stocks and other securities convertible into common stocks. Notwithstanding its growth objective, the Fund may invest a relatively small percentage of assets, which Fund management interprets to be not more than 15%, in preferred stocks, bonds, debentures, notes and other evidences of indebtedness, of a character customarily acquired by institutional investors, whether or not publicly distributed. These may or may not be convertible into stock or accompanied by warrants or rights to acquire stock.

At times, when economic conditions or general levels of common stock prices are such that it may be deemed temporarily advisable to curtail investments in common stocks, a larger than usual proportion of the Fund's assets may be invested in such preferred stocks and evidences of indebtedness, or may be held in cash or its equivalents, as a defensive measure. Nevertheless, not more than 10% of the assets of the Fund may be invested in loans made through the purchase of privately placed evidences of indebtedness of a character customarily acquired by institutional investors. See the subheading SPECIAL RISKS, page 21.

In addition, the Fund may hold at times a moderate amount of cash and high-grade, short-term debt securities to facilitate the orderly and flexible programming of investments. Such debt securities may include securities acquired through short-term repurchase transactions which will be "fully collateralized," I.E., the value of the securities held by the Fund will be at least equal to the repurchase price, including accrued interest.

Normally the Fund will hold securities purchased for more than one year, although it will sell individual securities when their current price seems clearly excessive in relation to estimated present or future value or when the situation of the issuer appears to be deteriorating. The Fund's portfolio turnover is discussed under the heading PRUDENTIAL AS MANAGER OF THE FUND'S INVESTMENTS on page 23. The Fund does not plan to trade for short-term profits, but may take advantage of occasional opportunities for such profits if circumstances make this advisable. To the extent that the Fund makes short-term investments, it would incur greater brokerage charges than would otherwise be the case, and any short-term capital gains would constitute ordinary income.

RESTRICTIONS ON INVESTMENT

The Fund operates under a number of investment restrictions. Some arise out of state laws and are summarized under NEW JERSEY INVESTMENT LAWS on page 21. Those which follow, as well as the investment policies described above, are self-imposed, fundamental policies of the Fund. They may not be changed without the vote of a majority of the Fund's outstanding voting securities.

The Fund does not:

(1) underwrite the securities of other issuers, except where it may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended, as indicated under SPECIAL RISKS below;

(2) buy or sell commodities or commodity contracts;

(3) sell short or buy on margin, or buy, sell or write put or call options or combinations of such options;

(4) invest for the purpose of exercising control or management;

(5) buy or hold the securities of any issuer if those officers and directors of the Fund or officers of its investment advisor who own individually more than one-half of 1% of the securities of such issuer or together own more than 5% of the securities of such issuer;

(6) with respect to 75% of the value of its assets, buy the securities of an issuer if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in the securities of any one issuer (except for obligations of the United States government and its instrumentalities) or result in the Fund owning more than 10% of the voting securities of such issuer;

(7) concentrate its investments in any one industry (no more than 25% of the value of the Fund's assets will be invested in any one industry);

(8) borrow money;

(9) buy or sell real estate, although the Fund may purchase shares of a real estate investment trust;

(10)  invest in the securities of other investment companies; or

(11) issue senior securities.

SECURITIES LENDING. The Fund may from time to time lend its portfolio securities to broker-dealers, qualified banks and certain institutional investors, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. government securities or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities. During the time portfolio securities are on loan, the lender continues to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earned interest on the investment of the cash collateral. The right to terminate the loan is given to either party subject to appropriate notice. Upon termination of the loan, the borrower returns to the lender securities identical to the loaned securities. Prudential has advised the Fund's Directors that the lender does not have the right to vote securities on loan, but Prudential would terminate the loan and cause the loaned securities to be returned to the Fund in order to exercise the voting rights if that were considered important with respect to the investment. The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of stock loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage; but the Fund would be an unsecured creditor to such shortage and might not be able to recover all or any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent.

The Fund will not lend its portfolio securities to entities affiliated with Prudential, including Prudential Securities Incorporated. This will not affect the Fund's ability to maximize its securities lending opportunities.

AMERICAN DEPOSITARY RECEIPTS. The Fund may also invest in American Depository Receipts (ADRs) which are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market.

SPECIAL RISKS. In addition to the previously mentioned restrictions, the Fund may invest no more than 10% of the value of its assets in securities which, because of legal or contractual restrictions upon resale or for other reasons, are not readily marketable. Such securities include the privately placed evidences of indebtedness referred to above. As of December 31, 1997, such restricted securities comprised approximately 1% of the Fund's net assets.

Any investment in such securities may entail special risks because of difficulties in selling them. If the securities were to be sold publicly, the Fund may be deemed an "underwriter" for purposes of the Securities Act of 1933, as amended, and may be required to register the securities under that Act. In that case, the Fund might have to bear the expense of such registration, and the delays in the sale pending the registration could result in a lower selling price.

If the securities were to be sold privately, the price obtainable might be lower than would be obtained if the securities could be publicly marketed.

The value of any such securities will be determined in good faith by or under the authority of the Fund's Board of Directors. A determination that the value of particular securities is less than would have been the case had the securities been freely marketable will make the net asset value of Fund shares correspondingly lower.

Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because they are easily transferable, have readily available market quotations and the foreign issuers are usually subject to comparable auditing, accounting and financial reporting standards as domestic issuers. Nevertheless, as foreign securities, ADRs involve certain risks which should be considered fully by investors. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, and the fact that there may be less publicly available information about a foreign company than about a domestic company.

Investment by the Fund in warrants or rights to acquire stock may also entail risks. The Fund will not purchase any such warrants or rights if after giving effect to such purchase the total cost to the Fund of all warrants and rights then held by it will exceed 3% of the value of its assets. Warrants are basically options to purchase securities at a specified price within a given time. They are highly speculative, have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation that issues them. The price of warrants does not necessarily move parallel with the price of the underlying securities.

NEW JERSEY INVESTMENT LAWS

As long as Prudential, or a subsidiary or affiliate thereof, continues to be the investment advisor of the Fund, the Fund's investments must meet requirements set forth in the Revised Statutes of New Jersey. The Fund has, to the extent required by law, adopted such requirements as part of its investment policy while Prudential, or a subsidiary or affiliate, continues as the investment advisor.

The following is a summary of provisions of current New Jersey law which impose additional limitations on the investment policies of the Fund described in the preceding two sections.

1. Evidences of indebtedness of a corporation, joint stock association, business trust, business joint venture or business partnership may not be purchased if in default as to interest.

2. The stock of a corporation may not be purchased unless (i) the corporation has paid a cash dividend on the class of stock during each of the past five years preceding the time of purchase, or (ii) during the five-year period the corporation had aggregate earnings available for dividends on such class of stock sufficient to pay average dividends of 4% per annum computed upon the par value of such stock, or upon stated value if the stock has no par value. This limitation does not apply to any class of stock which is preferred as to dividends over a class of stock whose purchase is not prohibited.

3. Any common stock purchased must be (i) listed or admitted to trading on a securities exchange in the United States or Canada; or (ii) included in the National Association of Securities Dealers' national price listings of "over-the-counter" securities; or (iii) determined by the Commissioner of Insurance of New Jersey to be publicly held and traded and as to which market quotations are available.

4. Additional securities of a corporation may not be purchased if after the purchase more than 10% of the market value of the assets of the Fund would be invested in the securities of such corporation.

These currently applicable requirements of New Jersey law impose substantial limitations on the ability of the Fund to invest in the stock of companies whose securities are not publicly traded or who have not recorded a five-year history of dividend payments or earnings sufficient to support such payments. This means that the Fund will not generally invest in the stock of newly organized corporations. Nonetheless, an investment not otherwise eligible under items 1 and 2 of this section may be made if, after giving effect to the investment, the total cost of all such non-eligible investments does not exceed 5% of the aggregate market value of the assets of the Fund.

Investment limitations may also arise under the insurance laws and regulations of other states where contracts of the Program are sold. Although compliance with the requirements of New Jersey law set forth above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions on the portfolio of the Fund.

SUMMARY OF INVESTMENT ADVISORY CONTRACT

Under an Investment Advisory Contract, Prudential has agreed to furnish investment management to the Fund. Such investment management entails the selection of securities for purchase or sale by the Fund and the resulting placement of orders. Periodic reports of such purchases and sales are submitted to the Fund for review by the Board of Directors.

Subject to Prudential's supervision, substantially all of the investment management services provided by Prudential are furnished by its wholly-owned subsidiary, PIC, pursuant to the Service Agreement between Prudential and PIC which provides that Prudential will reimburse PIC for its costs and expenses. PIC is registered as an investment advisor under the Investment Advisers Act of 1940, as amended.

Prudential bears the expenses for investment advisory services incurred in connection with the purchase and sale of securities (but not the brokers' commissions and transfer taxes and other charges and fees attributable to investment transactions), the salaries and expenses of all officers and employees reasonably necessary for the Fund's operations (excluding members of the Fund's Board of Directors who are not officers or employees of Prudential), and the office facilities of the Fund. The amount paid to Prudential for its investment advisory services to the Fund is shown under the heading PRUDENTIAL'S GIBRALTAR FUND, INC. on page 8.

The Investment Advisory Contract and the Service Agreement will continue in effect from year to year provided renewal is approved at least annually by the Fund's Board of Directors, including approval by a majority of those directors who are not interested persons of either party to the Contract or Agreement.

The Investment Advisory Contract also grants the Fund a royalty-free, non-exclusive license to use the words "Prudential's Gibraltar" and the registered service mark of a rock representing the Rock of Gibraltar which appears on the cover of this Prospectus. However, Prudential may terminate this license if Prudential or a company controlled by it ceases to be the Fund's investment advisor. Prudential may also terminate the license for any other reason upon 60 days' written notice; but, in this event, the Contract shall also terminate 120 days following receipt by the Fund of such notice, unless a majority of the outstanding voting securities of the Fund vote to continue the Contract notwithstanding termination of the license.

The Investment Advisory Contract may be terminated by the Board of Directors or by the vote of a majority of the Fund's outstanding voting securities on 60 days' notice to Prudential. Prudential may terminate the Investment Advisory Contract on 90 days' notice to the Fund. The Investment Advisory Contract will also terminate automatically in the event of its assignment.

Prudential will continue to have responsibility for all investment advisory services under its advisory or subadvisory agreements with respect to its clients.

The Investment Advisory Contract with Prudential was approved at the annual meeting of stockholders held on May 21, 1970. The Board of Directors has unanimously approved continuance of the Contract in each year since then, most recently at a meeting held on May 19, 1997.

The Service Agreement between Prudential and PIC will continue in effect as to the Fund for a period of more than two years from its execution, only so long as such continuance is specifically approved at least annually in the same manner as the Investment Advisory Contract between Prudential and the Fund. The Agreement may be terminated by either party upon not less than 30 days' prior written notice to the other party, will terminate automatically in the event of its assignment and will terminate automatically as to the Fund in the event of the assignment or termination of the Investment Advisory Contract between Prudential and the Fund. Prudential is not relieved of its responsibility for all investment advisory services under the Investment Advisory Contract between Prudential and the Fund. The Agreement provides for Prudential to reimburse PIC for its costs and expenses incurred in furnishing investment advisory services.

The Service Agreement between Prudential and PIC was ratified by stockholders at their annual meeting held on September 27, 1985. The Board of Directors has unanimously approved continuance of the Agreement in each year since then, most recently at a meeting held on May 19, 1997.

A separate contract between Prudential and the Fund provides that, as long as the Fund sells its shares only to Prudential, its separate accounts or organizations approved by it, Prudential will pay all expenses of the Fund not covered by the Investment Advisory Contract (except for the fees and expenses of members of the Fund's Board of Directors who are not officers or employees of Prudential, brokers' commissions, transfer taxes and other charges and fees attributable to investment transactions, and any other local, state or federal taxes). Prudential has accordingly paid the organizational expenses of the Fund and such other expenses as those incurred in connection with the registration of the Fund and Fund shares with the Securities and Exchange Commission, the cost of preparing and printing Fund prospectuses, and fees for auditors and lawyers. Under the present contractual arrangements, it will continue to pay any such expenses incurred in the future.

PRUDENTIAL AS MANAGER OF THE FUND'S INVESTMENTS

Prudential Mutual Fund Investment Management (PMFIM), a part of Prudential Investments and a division of PIC, supplies the services with respect to equity securities. PMFIM analyzes industries and companies within these industries in order to recommend purchases and sales of equity securities. PMFIM is responsible for the management of approximately $85 billion of publicly-traded U.S. and global equity and fixed income securities. These assets represent Prudential's mutual fund and annuity accounts, as well as institutional clients and Prudential's general account and subsidiaries.

Jeffrey Rose, Vice President, PIC, has been portfolio manager for the Fund since March 1998. Mr. Rose also co-manages the Prudential Balanced Fund.

PMFIM's investment staff selects companies and diversifies investments over many firms and industries. It provides continuous supervision and management over the performance of the investments. This is to reduce the risk of developments which may adversely affect the market value of the securities of one company or industry. But the emphasis is on the careful choice of investments believed to have potential for growth, rather than upon diversification alone.

In implementing the Fund's investment objectives, each securities analyst is assigned the responsibility of keeping abreast of developments in specific industries and companies within those industries. On the basis of periodic contacts with company managements, consultants and research staffs of investment banking and brokerage firms, as well as analyses of company reports, business periodicals and standard statistical services, each analyst makes projections of earnings and dividends, and determines the relative attraction of the companies he/she follows based on these projections in the light of current conditions and market price. Securities will be purchased for the Fund's portfolio and sold from it on the basis of these analyses.

These methods of selection and supervision, like diversification, while they do not guarantee successful investment or eliminate the risks involved therein, are ones which the average individual may not have the time, facilities, training or funds to employ on his/her own.

PORTFOLIO TURNOVER. The Fund's portfolio turnover rates for the last ten years are shown in the table on page 6. (This rate is used to measure the activity of a fund's portfolio securities. It is calculated by dividing purchases or sales, whichever is less, by the average monthly value of the portfolio securities, in each case excluding securities with maturities of one year or less.)

As noted elsewhere in this Prospectus, the Fund seeks long-term growth of capital rather than short-term trading profits. However, during any period when changing economic or market conditions are anticipated, successful management requires an aggressive response to such changes, which may increase the rate of portfolio turnover. The rate of portfolio activity will usually affect the brokerage costs of the Fund. It is anticipated that under normal circumstances the portfolio turnover rate would not exceed 100%. During 1997 and 1996 the portfolio turnover rates were 101% and 97%, respectively.

Prudential manages several other securities portfolios, including the portfolios of The Prudential Series Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10 and The Prudential Variable Contract Account-11, registered under the 1940 Act as open-end management investment companies. Some of these portfolios invest in common stock. Investment opportunities may become available from time to time that are suitable both for the Fund and for these other common stock portfolios. On these occasions, an allocation of the securities available will be made, taking into account the suitability of the security in the light of the investment objectives of each portfolio, the size and composition of the respective portfolios and the availability of cash.

BROKERAGE

Prudential is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by the Fund. Fixed income securities, on the other hand, as well as equity securities traded in the over-the-counter market, will not normally incur any brokerage commissions. These securities are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain of these securities may also be purchased directly from an issuer, in which case neither commissions nor discounts are paid.

In placing orders for securities transactions, primary consideration is given to obtaining the most favorable price and efficient execution. An attempt is made to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. However, a higher commission than would otherwise be necessary for a particular transaction may be paid if to do so appears to further the goal of obtaining the best available execution.

In connection with any securities transaction that involves a commission payment, the commission is negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates. Periodically, Prudential and PIC review the allocation among brokers of orders for equity securities and the commissions that were paid.

When selecting a broker or dealer in connection with a transaction for any portfolio, consideration is given to whether the broker or dealer has furnished Prudential or PIC with certain services, provided this does not jeopardize the objective of obtaining the best price and execution. These services, which include statistical and economic data and research reports on particular companies and industries, are services that brokerage houses customarily provide to institutional investors. Prudential or PIC use these services in connection with all investment activities, and some of the data or services obtained in connection with the execution of transactions for the Fund may be used in connection with the execution of transactions for other investment accounts.

Conversely, brokers and dealers furnishing such services may be selected for the execution of transactions of such other accounts, while the data or service may be used in providing investment management for the Fund. Although

Prudential's present policy is not to permit higher commissions to be paid on transactions in order to secure research and statistical services from brokers, Prudential might in the future authorize the payment of higher commissions, but only with the prior concurrence of the Board of Directors of the Fund, if it is determined that the higher commissions are necessary in order to secure desired research and are reasonable in relation to all of the services that the broker provides.

When investment opportunities arise that may be appropriate for more than one entity for which Prudential serves as investment manager or advisor, one entity will not be favored over another and allocation of investments among them will be made in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives and its current cash and investment positions. Because the various entities for which Prudential acts as investment manager or advisor have different investment objectives and positions, from time to time a particular security may be purchased for one or more such entities while at the same time such securities may be sold for another.

Prudential Securities Incorporated (Prudential Securities) may act as a securities broker for the Fund. In order for Prudential Securities to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow Prudential Securities to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. The Fund may not engage in any transactions in which Prudential or its affiliates, including Prudential Securities, acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.

Prudential or its affiliates, including PIC, may enter into business transactions with brokers or dealers for purposes other than the execution of portfolio securities transactions for accounts Prudential manages. These other transactions will not affect the selection of brokers or dealers in connection with portfolio transactions for the Fund.

During the calendar year 1997, $329,585 was paid to various brokers in connection with securities transactions for the Fund. Of this amount, approximately 91.0% was allocated to brokers who provided research and statistical services to Prudential. The equivalent figures for 1996 were $662,074 and 64.9%, respectively, and for 1995 were $756,838 and 77.52%, respectively.

Of the total brokerage fees paid by the Fund during 1997, $24,750 or 7.5% was paid to Prudential Securities. For 1997, Prudential Securities effected 5.1% of the transactions involving the payment of commissions, on an aggregate dollar basis. During 1996, $19,301 or 2.9% was paid to Prudential Securities which effected 2.2% of the transactions involving the payment of commissions on an aggregate dollar basis. For 1995, no money or percentage was paid.

DETERMINATION OF NET ASSET VALUE

Shares of the Fund are sold to Prudential's IPA, Prudential's APA and Prudential's Annuity Plan Account-2, which invest the money paid for purchases under the tax-qualified and non-tax-qualified contracts of the Program. Sales of Fund shares are made at the net asset value next determined after such purchases are made.

Prudential determines the net asset value of Fund shares on each business day (a day on which the NYSE is open for business). The net asset value is computed by dividing the net assets by the number of outstanding shares of the Fund. Net assets are the total of cash and other assets, including investment securities taken at value, minus liabilities.

NASDAQ National Market System equity securities and securities for which the primary market is an exchange are generally valued at the last sale price on such system or exchange on that day or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices on that day or the bid price on such day in the absence of an asked price. Other over-the-counter equity securities are valued by an independent pricing agent or principal market maker. Debt obligations with maturities of less than 60 days are valued at amortized cost. Portfolio securities or assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under authority of the Fund's Board of Directors.

REDEMPTION OF FUND SHARES

Redemptions of Fund shares result from liquidations of interests under the Contracts of the Program, and are made at the net asset value next determined after such liquidations are made. Payment for shares redeemed will ordinarily be made within seven days after the redemption request is received from Prudential.

This right of redemption may, however, be suspended for any period during which the NYSE is closed on other than a regular holiday or weekend, or trading thereon is restricted, or for any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund either to dispose of securities owned by it or to determine the value of its assets fairly. Redemption may also be suspended in the event the Securities and Exchange Commission has provided for such suspension for the protection of security holders.

DESCRIPTION OF FUND SHARES AND VOTING RIGHTS

The Fund's authorized capital is 75,000,000 shares of common stock, $1 par value. Common stock is purchased with amounts arising from payments made by participants in the separate accounts of the Prudential Financial Security Program. All shares of Fund stock are entitled to participate equally in dividends and distributions of the Fund and in its net assets remaining upon liquidation after satisfaction of outstanding liabilities. Fund shares are fully paid and nonassessable when issued and have no preemptive, conversion or exchange rights. Such shares are redeemable upon request, except under the circumstances described in the preceding section, REDEMPTION OF FUND SHARES.

After a distribution of investment income and realized net capital gains in December of each year, the balance of the Fund's investment income and realized net capital gains for the calendar year then ending are normally distributed during the first calendar quarter after the end of that calendar year. Any such distributions to the accounts will ordinarily be credited in the form of additional Fund shares at net asset value. However, partial distributions may be made in cash to meet expenses of the accounts. See FEDERAL INCOME TAXES, page 30.

Each share of common stock outstanding is entitled to one vote. Fund shares are held only by separate accounts of Prudential. At December 31, 1997, Prudential's IPA and Prudential's APA, the two accounts discussed in this Prospectus, held, respectively, approximately 81.0% and 1.0% of all Fund shares outstanding. Prudential's Annuity Plan Account-2, a separate account of Prudential which is not discussed in this Prospectus, held approximately 18.0%. Fund shares are voted by Prudential in accordance with voting instructions received from participants in those accounts. Planholders under a Plan and Planholders (or contingent annuitants or beneficiaries in cases where a Planholder is deceased) under a Variable Annuity Contract will be notified of any meeting at which Fund shares may be voted. Planholders in each Account will be given an opportunity to vote a number of Fund shares proportionate to their interest in that Account by providing voting instructions on forms furnished for this purpose by Prudential. If there are Fund shares held in either Account for which voting instructions are not received, Prudential will vote those shares on each matter in the same proportion as it votes the Fund shares held in the account for which it received instructions.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

Investors Fiduciary Trust Company (IFTC), 127 West 10th Street, Kansas City, Missouri 64105-1716, is the custodian of the Fund's assets and transfer agent and dividend-paying agent of the Fund. The Fund's custodian maintains certain financial and accounting books and records on behalf of the Fund pursuant to an agreement with the Fund.

                           SUPPLEMENTARY INFORMATION

CUSTODIAN FOR PRUDENTIAL'S INVESTMENT PLAN ACCOUNT

IFTC is custodian for Prudential's Investment Plan Account. IFTC is a trust company organized under the laws of the State of Missouri. It is subject to examination by the Missouri Division of Finance and by the Federal Reserve Board.

The custodian maintains custody of Fund shares and any other assets of the Account and is responsible for any loss. However, the custodian will be relieved of such responsibility to the extent that a loss was occasioned by other than the negligence of, or robbery, burglary or theft by, its employees. The custodian will not be liable for acting upon oral instructions from Prudential with respect to the Account prior to written confirmation, except in the case of the negligence or willful misconduct of the custodian and/or its employees. The custodian will not be liable for action taken in good faith upon any certificate from Prudential which the custodian in good faith believes to have been validly executed. Neither Prudential, the custodian nor any other person may create a lien on the Account assets.

In order to reduce the number of times when Fund shares must be redeemed to meet daily liquidation requests by Planholders, Prudential is required under the provisions of the custodian agreement to purchase shares of the Account on days when liquidations by Planholders exceed their purchases and to liquidate those shares on days when purchases by Planholders exceed their liquidations. Prudential may also liquidate shares thus credited to it when it believes its holdings to be too large. Prudential may realize profit or loss whenever it liquidates shares, depending upon changes in the value of the shares since Prudential purchased them.

Fund shares related to shares of the Account credited to Prudential will not be voted.

Either party may terminate the custodian agreement between Prudential and the custodian after giving 30 days' written notice of termination.

NAMING A BENEFICIARY

Subject to Prudential's approval, a beneficiary may be designated (1) for the shares credited under a Plan, (2) for the termination value of an annuity if the Planholder dies on or after the purchase date but before the initial payment date, and (3) if a Type B Annuity is effected, for the discounted value of the unpaid installments if the Planholder dies after the first but before the 120th monthly installment is payable.

Prudential reserves the right, prior to making payment in accordance with a beneficiary designation, to require due proof of the Planholder's death and such completed claim forms and other evidence as may be required to properly establish the claim.

Subject to the above, at the death of a Planholder who has SIP Shares credited, the designated beneficiary, if a natural person taking in his/her own right, will be credited with that number of the Planholder's SIP Shares which represent the beneficiary's interest. If such beneficiary is not already a Planholder, Prudential will establish a Plan for the beneficiary and transfer the shares so credited to that Plan. However, under the revised Plan described throughout this Prospectus, if the beneficiary is not a natural person taking in his/her own right, Prudential will, as of the date of receipt by Prudential of the required documents, liquidate such number of the deceased Planholder's SIP Shares as represent that beneficiary's interest and will pay the proceeds of the liquidation to that beneficiary. See DIFFERENCES UNDER OLD FORM CONTRACTS below.

For determination of the amount payable, if any, to the beneficiary upon the death of a Planholder after the purchase date of a variable annuity, see CANCELING THE ANNUITY on page 19.

ASSIGNMENT

The Planholder's interest under his/her Systematic Investment Plan is assignable only as collateral to a bank or other financial institution and then only to the extent of the number of SIP Shares credited to the Planholder on the date of the assignment, exclusive of any subsequent distribution, and exclusive of any of the Planholder's SIP Shares restricted under a Letter of Intent. An assignee's only right shall be to liquidate such assigned shares. Prudential shall not be considered to have knowledge of any assignment unless the original or a duplicate of the document evidencing the assignment is filed with Prudential. Prudential assumes no responsibility for the validity or sufficiency of any assignment, furnishes no forms for that purpose, and recommends that if an assignment is contemplated, it be prepared with the advice of the Planholder's legal counsel. Annuity rate protection rights are not assignable. However, as described under ANNUITY RATE PROTECTION on page 12, such rights may, under certain conditions, be used by a co-Planholder, if any, or by the Planholder's spouse after the Planholder's death.

Neither the Variable Annuity Contracts nor any values or payments thereunder are assignable except to Prudential.

CHANGING THE CONTRACT

Prudential may not change the Contract with respect to any annuity already purchased. Neither may it change the schedules of annuity rates applicable to annuity rate protection rights already purchased but not yet exercised. Otherwise, upon 90 days' notice to Planholders, Prudential may change the terms and provisions concerning the schedules of annuity rates, annuity rate protection, the charges by Prudential and the applicable minimum requirements. Prudential may also refuse to accept any request for a purchase under the Plan, and it may add or substitute contracts under the Program, provided, however, that unless the change is required by law or regulation, it will not affect purchases already made unless the Planholder accepts the substituted contracts as applying to any such purchases. Also see DIFFERENCES UNDER OLD FORM CONTRACTS which follows.

Except as provided above, or as required by federal or state law or regulation, no changes which would adversely affect rights acquired by Planholders will be made without consent.

DIFFERENCES UNDER OLD FORM CONTRACTS

As stated in the introductory summary on page 2, the Plan and Variable Annuity Contracts described in the preceding sections of this Prospectus are the revised Contracts first offered to the public on September 17, 1973.

Old Form Contracts may continue to be held by some persons who became Planholders before introduction of the revised Contracts in their state, and by persons who are added as Planholders pursuant to provisions of outstanding Old Form Contracts. All such persons will, of course, be governed by the provisions of their Old Form Contracts. Old Form Contracts can be identified by the letter A appearing as the 7th digit (and only letter) in the plan number. Revised Contracts contain the letter B in that spot.

CHANGE TO REVISED CONTRACTS. Planholders with Old Form Contracts may, in most cases, exchange their interests in such Contracts without charge for interests in the revised Contracts. However, for purchasers of annuities under the Program prior to introduction of the revised Contracts in their state, the Old Form Contracts provisions under which such annuities were effected will continue to govern for those annuities, even if the Contracts are otherwise exchanged for revised Contracts.

The Old Form Contracts are similar in many respects to the revised Contracts. Therefore, unless otherwise indicated in the preceding sections of this Prospectus, the information given is equally applicable to the Old Form Contracts and to interests held under them. There are, however, several important differences, as well as some lesser ones, as described below.

CONTRACTS COMPRISING THE PROGRAM. In addition to the Plan and Variable Annuity Contracts, the Old Form Contracts for the Planholder include a Fixed-Dollar Annuity and Annuity Rate Protection Contract.

TRANSFER ACCOUNT. Participation in the Program under Old Form Contracts requires that a Transfer Account must have been established. The person who has established and who maintains a Transfer Account is called an Accountholder. Purchase payments under Old Form Contracts may be made only by transferring funds from a Transfer Account. For an Accountholder the Transfer Account Agreement is one of the contracts that make up his/her Program, and Accountholders are referred to the Agreement for a full statement of its provisions. Summarized below are those provisions which relate directly to purchases made from the Transfer Account.

An Accountholder may authorize or make purchases from his/her Transfer Account for any family member (the Accountholder, his/her spouse, their parents, children, brothers, sisters and grandchildren) who is a Planholder. An initial charge of $5 is made for the second and each additional Planholder enrolled under the Account.

Deposits of $25 or more may be made into the Transfer Account either on a scheduled or nonscheduled basis. Funds may be transferred out of an Account to make purchase payments under the Systematic Investment Plan, either in accordance with a Transfer Schedule established by the Accountholder or on a nonscheduled basis, and to purchase a variable annuity or fixed-dollar annuity under the Program, and in certain circumstances to pay premiums under Prudential insurance policies outside the Program. Withdrawals from the Account may be made by written request. Prudential will credit interest as of the end of each calendar quarter in which the average balance in the Transfer Account during the quarter is $50 or more. The interest rate is determined each year by Prudential's Board of Directors. The rate of interest for 1998 is 4.0%.

SYSTEMATIC INVESTMENT PLAN DIFFERENCES

MINIMUM PURCHASE AMOUNT. Although the minimum initial purchase amount is $300, as in the case of the revised Plan, the minimum amount of any subsequent purchase is $100. As indicated in the discussion of the Transfer Account above, purchases may be made on a scheduled basis from the Transfer Account, but only if the schedule provides for purchases of at least $400 a year.

DETERMINING SALES CHARGE. In determining sales charge under Old Form Contracts there is no provision for adding, to the dollar amount of the current purchase, the value of shares already credited under the Plan, as described on page 10 for the revised Plan. While the sales charge is thus determined separately for each purchase payment, all nonscheduled transfers from the Transfer Account on the same day as purchase payments for the Plans of spouses and their children under the age of 21 will be considered a single purchase payment for the purpose of determining the sales charge.

There is no provision for Letter of Intent under Old Form Contracts.

ANNUITY RATE PROTECTION. Rights acquired under Old Form Contracts may be used only on the life of the Planholder for whom they were purchased, in connection with the purchase of either a fixed-dollar annuity or variable annuity under the Program. These rights terminate upon the death of the Planholder or upon termination of the Planholder's participation in the Program. The charge for the rights acquired in respect to Plan purchases under Old Form Contracts is not deducted from the Planholder's annual distribution, but instead is deducted from the amount specified for transfer from the Transfer Account in connection with a purchase under the Plan, before transferring the remainder as the purchase payment.

DISTRIBUTIONS. Under Old Form Contracts, as with the revised Plan described throughout this Prospectus, the amount of the Planholder's annual distribution, after any deductions have been made from it, is ordinarily applied at net asset value to increase the number of shares credited under the Plan. As an alternative under Old Form Contracts, however, any such amount may instead be distributed to the Planholder in cash if he/she or Prudential so elects. As noted on page 13, the date of distribution will ordinarily occur once a year in December.

Deductions from the amount of distribution under Old Form Contracts consist of the annual custodial charge and, for Plans issued in Maryland and New York, any charge for the purchase of annuity rate protection rights as described in the next to last paragraph under ANNUITY RATE PROTECTION on page 12. There is no deduction for the cost of annuity rate protection rights acquired in connection with purchases under the Plan since, as described in the previous subsection, the charge for such rights is paid at the time the shares are credited under Old Form Contracts.

BENEFICIARY. Subject to the conditions specified in the first paragraph under NAMING A BENEFICIARY on page 27, at the death of the Planholder under Old Form Contracts, such number of the Planholder's securities shares as represent the designated beneficiary's interest will be credited to that beneficiary. If the designated beneficiary is not already a Planholder, Prudential will without charge establish a Plan for the beneficiary and transfer the shares so credited to that Plan. The Plan established will be the revised Systematic Investment Plan.

The preceding paragraph applies whether or not the beneficiary is a natural person taking in his/her own right. There is no requirement under Old Form Contracts for liquidation of the beneficiary's interest, with payment in cash, when the beneficiary is not a natural person taking in his/her own right.

VARIABLE ANNUITY CONTRACT DIFFERENCES

Under the Fixed-Dollar Annuity and Annuity Rate Protection Contract included among the Old Form Contracts, a fixed-dollar annuity (not described in this Prospectus) is available. A fixed-dollar annuity purchase may be used in combination with a variable annuity purchase to satisfy the initial minimum purchase requirement described under PURCHASING A VARIABLE ANNUITY on page 14, and either a fixed-dollar or a variable annuity or a combination of both may be used to satisfy the subsequent purchase minimum described in the same section.

DETERMINATION OF SALES CHARGE. There are three differences between the manner in which the sales charge for an annuity purchase under the Old Form Contracts is determined and that described under SALES AND OTHER CHARGES on page 15.

First, current and previous fixed-dollar annuity purchases under the Program are combined with variable annuity purchases in determining the applicable sales charge rate. Second, purchases made by a husband and wife are combined in determining the sales charge rate, but not purchases by or for their children. Finally, the lower sales charges for purchases made with the proceeds of Plan liquidations apply to any such proceeds credited to the Transfer Account within three months after liquidation, no matter when they may subsequently be transferred to purchase an annuity.

GRADUAL INVESTMENT PURCHASE OF VARIABLE ANNUITY. For Planholders with Old Form Contracts, Prudential provides an alternative arrangement under which a person who purchases a variable annuity with no accumulation period may do so by starting out with a fixed-dollar annuity and converting it gradually over a 36-month period, a 1/36th portion in each month, to a variable annuity. This gradual conversion arrangement permits the purchaser to reduce the chance of making the purchase at a time when the value of common stock may be relatively high, by making in effect 36 separate investments in the Account. Of course, this also reduces the chance of investing in annuity shares at a time when the value of common stocks may be relatively low. The 5% rate schedule is not available with gradual conversion.

RATE SCHEDULES. In the revised form of Contract, as described under HOW VARIABLE ANNUITY PAYMENTS ARE DETERMINED on page 17, the 3.5% schedule applies in only a few states where the 5% schedule is not available under state law. Under Old Form Contracts the 3.5% schedule is also available as an alternative to the 5% schedule in the states where the 5% schedule is available.

In those states, the 5% schedule will be used for a variable annuity purchase unless the 3.5% schedule is specifically requested. However, the 5% schedule is not available where the gradual investment arrangement is chosen, or for a fixed-dollar annuity purchase under the Program.

THE CONTINUING RIGHT TO PURCHASE AN ANNUITY. In addition to the assurances described under this heading beginning on page 19, Old Form Contract Planholders who own other contracts issued by Prudential on the date of notice of an intention to discontinue providing variable annuities may exchange those contracts for variable annuities even if the 90-day period has expired, but only to the extent of the Planholder's interest in such other contracts on the date of the notice.

STATE REGULATION

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Prudential is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Prudential is required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

FEDERAL INCOME TAXES

PRUDENTIAL'S GIBRALTAR FUND, INC. Under the provisions of the Internal Revenue Code applicable to regulated investment companies, the Fund, by distributing substantially all of its net investment income and realized capital gains, will be relieved of federal income tax on the income and gains so distributed. The Fund has qualified for such tax treatment and intends to continue to so qualify. Qualification of the Fund as a regulated investment company does not involve government supervision of management or of investment practices or policies. See DESCRIPTION OF FUND SHARES AND VOTING RIGHTS on page 26. There is a 4% excise tax on a portion of the undistributed income of a regulated investment company if that company fails to distribute required percentages of its ordinary income and capital gain net income. The Fund intends to employ practices that will eliminate or minimize the imposition of this excise tax.

PRUDENTIAL'S INVESTMENT PLAN ACCOUNT. For federal income tax purposes, Prudential's IPA is a separate entity taxable as a corporation. The Account has qualified under the provisions of Subchapter M of the Internal Revenue Code, and it is expected that it will continue to so qualify. As with the Fund, the Account, by distributing substantially all of the net investment income and realized capital gains, will not be subject to federal income tax on the income and gains so distributed. As with the Fund, the Account intends to employ practices that will eliminate or minimize the 4% excise tax. See DISTRIBUTIONS on page 13. Neither the custodian nor the Account bears any portion of any federal income taxes levied or assessed against either with respect to shares of the Account credited to Planholders, or with respect to the operations of the Program, the income from such shares or the transfer or liquidation of such shares. Any liquidation or transfer of a Planholder's shares in accordance with the provisions of the Plan Contract shall be deemed made on behalf of the Planholder and any federal income taxes payable as a result shall be borne by the Planholder.

Distributions of net investment income from the Account to Planholders are taxable to each Planholder at ordinary income rates. Any capital gains dividend distributions from the Account to Planholders are taxable to each Planholder as long-term capital gains.

PRUDENTIAL'S ANNUITY PLAN ACCOUNT. The operations of Prudential's APA form a part of, and are taxed with, the operations of Prudential. No federal income tax is currently payable on distributions of income received on the Fund shares held in the Account for the benefit of Planholders, on capital gains realized by Prudential on redemptions of Fund shares, or on capital gains dividends received by the Account from the Fund. Accordingly, the annuity share value is not affected by income and capital gains distributions. These distributions are reinvested in the Fund and are not distributed to Planholders. Consequently, the Planholder is subject to federal income tax on his/her variable annuity only when he/she receives monthly annuity payments or if he/she cancels his/her annuity (see CANCELING THE ANNUITY, page 19). A portion of each monthly annuity payment is excluded from gross income until the total investment in the contract is recovered. The portion of each payment to be excluded is determined by dividing the investment in the contract by the annuitant's life expectancy, with an adjustment for a Type B Annuity being made to reflect the 10-year certain feature. The payments in excess of this excluded portion are taxable as ordinary income. If the Planholder cancels his/her annuity, any gain on the cancellation is taxable as ordinary income. Should annuity payments cease on account of the death of the annuitant before purchase payments have been fully recovered the annuitant, on his or her last tax return, (or in certain cases the beneficiary) is allowed a deduction for the unrecovered amount.

Taxable payments under the Contract will generally be subject to withholding by Prudential. Recipients of pensions and annuities may elect for withholding not to apply.

The above discussion of the federal income tax status under these Contracts is not complete and is not intended as tax advice nor does it consider any applicable state or other tax laws. A qualified tax advisor should be consulted for complete information and advice.

ADDITIONAL INFORMATION

This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The information so omitted may be obtained from the Commission's principal office in Washington, DC, upon payment of the fees prescribed by the Commission.

EXPERTS

The financial statements and financial highlights included in this Prospectus for the 1997 and 1996 fiscal years have been audited by Price Waterhouse LLP, independent accountants, as stated in their reports appearing herein. Such financial statements and financial highlights have been included herein in reliance upon the reports of such firms given upon their authority as experts in accounting and auditing. Price Waterhouse LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

LITIGATION

On October 28, 1996, Prudential entered into a Stipulation of Settlement in a multidistrict proceeding involving allegations of various claims relating to Prudential's life insurance sales practices. (In re Prudential Insurance Company of America Sales Practices Litigation, D.N.J., MDL No. 1061, Master Docket No. 95-4704 (AMW).) On March 7, 1997, the United States District Court for the District of New Jersey approved the Stipulation of Settlement as fair, reasonable and adequate, and later issued a Final Order and Judgment in the consolidated class actions before the Court, 962 F. Supp. 450 (March 17, 1997, as amended April 14, 1997). The Court's Final Order and Judgment approving the class Settlement has been appealed to the United States Court of Appeals for the Third Circuit, which held a hearing on January 26, 1998. The Court has not yet issued a ruling on the appeal.

Pursuant to the Settlement, Prudential agreed to provide and has begun to implement an Alternative Dispute Resolution (ADR) process for class members who believe they were misled concerning the sale or performance of their life insurance policies. Management now has information which allows for computation of a reasonable estimate of losses associated with ADR claims. Based on this information, management estimated the cost of remedying policyholder claims in the ADR process before taxes to be approximately $2.05 billion. While management believes these to be reasonable estimates based on information currently available, the ultimate amount of the total cost of remedied policyholder claims is dependent on complex and varying factors, including actual claims by eligible policyholders, the relief options chosen and the dollar value of those options. There are also additional elements of the ADR process which cannot be fully evaluated at this time (e.g., claims which may be successfully appealed) which could increase this estimate.

In addition, a number of actions have been filed against Prudential by policyowners who have excluded themselves from the Settlement; Prudential anticipates that additional suits may be filed by other policyowners.

Also, on July 9, 1996, a Multi-State Life Insurance Task Force comprised of insurance regulators from 29 states and the District of Columbia, released a report on Prudential's activities. As of February 24, 1997, Prudential had entered into consent orders or agreements with all 50 states and the District of Columbia to implement a remediation plan, whose terms closely parallel the Settlement approved in the MDL proceeding, and agreed to a series of payments allocated to all 50 states and the District of Columbia amounting to a total of approximately $65 million. These agreements are now being implemented through Prudential's implementation of the class Settlement.

Litigation is subject to many uncertainties, and given the complexity and scope of these suits, their outcome cannot be predicted. It is also not possible to predict the likely results of any regulatory inquiries or their effect on litigation which might be initiated in response to widespread media coverage of these matters.

Accordingly, management is unable to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome of all pending litigation and regulatory inquiries. It is possible that the results of operations or the cash flow of Prudential, in particular quarterly or annual periods could be materially affected by an ultimate unfavorable outcome of certain pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters referred to above should not have a material adverse effect on Prudential's financial position, after consideration of applicable reserves.

YEAR 2000

The services provided to the Contract owners by Prudential, PIMS and Prusec depend on the smooth functioning of their respective computer systems. The year 2000, however, holds the potential for a significant disruption in the operation of these systems. Many computer programs cannot distinguish the year 2000 from the year 1900 because of the way in which dates are encoded. Left uncorrected, the year "00" could cause systems to perform date comparisons and calculations incorrectly that in turn could compromise the integrity of business records and lead to serious interruption of business processes.

Prudential identified this issue as a critical priority in 1995 and has established quality assurance procedures including a certification process to monitor and evaluate enterprise-wide conversion and upgrading of systems for "Year 2000" compliance. Prudential has also initiated an analysis of potential exposure that could result from the failure of major service providers such as suppliers, custodians and brokers, to achieve Year 2000 compliance.

Prudential expects to complete its adaptation, testing and certification of software for Year 2000 compliance by December 31, 1998. During 1999, Prudential plans to conduct additional internal testing, to participate in securities industry-wide test efforts and to complete major service provider analysis and contingency planning.

The expenses of Prudential's Year 2000 compliance are allocated across its various businesses, including those businesses not engaged in providing services to Planholders. Accordingly, while the expense is substantial in the aggregate, it is not expected to have a material impact on the ability of Prudential, PIMS and Prusec to meet their contractual commitments to Planholders.

Prudential believes that it is well positioned to achieve the necessary modifications and mitigate Year 2000 risks. However, if such efforts are not completed on a timely basis, the Year 2000 issue could have a material adverse impact on Prudential's operations, those of its subsidiary and affiliate companies and/or its separate accounts such as IPA and APA. Moreover, there can be no assurance that the measures taken by Prudential's external service providers will be sufficient to avoid any material adverse impact on Prudential's operations or those of its subsidiary and affiliate companies.

                      DIRECTORS AND OFFICERS OF THE FUND

The directors and executive officers of the Fund are listed below, together with their addresses and information as to their principal occupations during the past five years.

MENDEL A. MELZER, CFA*, 37, CHAIRMAN OF THE BOARD--Chief Investment Officer of Prudential Investments since 1996; 1995 to 1996: Chief Financial Officer of the Money Management Group of Prudential; 1993 to 1995: Senior Vice President and Chief Financial Officer of Prudential Preferred Financial Services; Prior to 1993: Managing Director, The Prudential Investment Corporation. Address:
751 Broad Street, Newark, New Jersey 07102.

JONATHAN M. GREENE*, 54, PRESIDENT AND DIRECTOR.--President of Investment Management, Prudential Investments, since 1996. Vice President and Portfolio Manager, T. Rowe Price Associates, Inc. from 1974 to 1996. Address: 751 Broad Street, Newark, New Jersey 07102.

SAUL K. FENSTER, 65, DIRECTOR--President of New Jersey Institute of Technology. Address: 323 Martin Luther King Boulevard, Newark, New Jersey 07102.

W. SCOTT MCDONALD, JR., 61, DIRECTOR--Vice President, Kaludis Consulting Group since 1997; 1995 to 1996: Principal, Scott McDonald & Associates; Prior to 1995: Executive Vice President of Fairleigh Dickinson University. Address: 9 Zamrok Way, Morristown, New Jersey 07960.

JOSEPH WEBER, 74, DIRECTOR--Vice President, Interclass (international corporate learning). Address: 37 Beachmont Terrace, North Caldwell, New Jersey 07006.

CAREN A. CUNNINGHAM, SECRETARY--Assistant General Counsel of Prudential Investments Fund Management, Inc. (PIFM), since 1997; 1994 to 1997: Vice President and Associate General Counsel of Smith Barney Mutual Fund Management Inc.; 1992 to 1994: Assistant Vice President and Counsel, The Boston Company.
Address: Gateway Three, 100 Mulberry Street, Newark, New Jersey 07102.

GRACE C. TORRES, TREASURER AND PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER-- First Vice President of PIFM since 1996; 1994 to 1996: First Vice President of Prudential Securities Inc.; Prior to 1994: Vice President of Bankers Trust Corporation. Address: Gateway Three, 100 Mulberry Street, Newark, New Jersey 07102.

STEPHEN M. UNGERMAN, ASSISTANT TREASURER--Vice President and Tax Director of Prudential Investments since 1996; 1993 to 1996: First Vice President of Prudential Mutual Fund Management, Inc. Address: Gateway Three, 100 Mulberry Street, Newark, New Jersey 07102.

* These members of the Board are interested persons of Prudential, its affiliates or the Fund as defined in the 1940 Act. Certain actions of the Board, including the annual continuance of the Investment Advisory Contract between the Fund and Prudential, must be approved by a majority of the members of the Board who are not interested persons of Prudential, its affiliates or the Fund. Mr. Melzer and Mr. Greene, two of the five members of the Board, are interested persons of Prudential and the Fund, as that term is defined in the 1940 Act, because they are officers and/or affiliated persons of Prudential, the investment advisor to the Fund. Messrs. Fenster, McDonald and Weber are not interested persons of Prudential, its affiliates or the Fund. However, Mr. Fenster is President of the New Jersey Institute of Technology. The Prudential has issued a group annuity contract to the Institute and provides group life and group health insurance to its employees.

The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with Prudential for the fiscal year ended December 31, 1997 and the aggregate compensation paid to such Directors for service on the Fund's Board and the Boards of any other investment companies managed by Prudential for the calendar year December 31, 1997.

                            COMPENSATION TABLE

                                                   PENSION OR                            TOTAL
                                                   RETIREMENT                         COMPENSATION
                               AGGREGATE        BENEFITS ACCRUED   ESTIMATED ANNUAL RELATED TO FUNDS
                             COMPENSATION     AS PART OF GIBRALTAR  BENEFITS UPON      MANAGED BY
   NAME AND POSITION      FROM GIBRALTAR FUND    FUND EXPENSES        RETIREMENT       PRUDENTIAL
   -----------------      ------------------- -------------------- ---------------- ----------------
Jonathan M. Greene(1)              --                  --                --                 --
Saul K. Fenster                 $3,000                None               N/A            $26,200(5)*
W. Scott McDonald, Jr.          $3,000                None               N/A            $26,200(5)*
Mendel A. Melzer, CFA(1)           --                  --                --                 --
Joseph Weber                    $3,000                None               N/A            $26,200(5)*

-------

(1) Directors who are "interested" do not receive compensation from Prudential (including the Fund).

* Indicates number of funds (including the Fund) to which aggregate compensation relates.

As of April 30, 1998, the Directors and officers of the Fund, as a group, beneficially owned less than one percent of the outstanding shares of the Fund's capital stock.


               THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                DIRECTORS

FRANKLIN E. AGNEW, DIRECTOR since 1994 (current term expires April, 2000). Member, Committee on Dividends; Member, Finance Committee; Member Corporate Governance Committee. Business consultant since 1987. Senior Vice President, H.J. Heinz from 1971 to 1986. Mr. Agnew is also a director of Bausch & Lomb, Inc. John Wiley & Sons, Inc. and Erie Plastics Corporation. Age 63. Address:
600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERICK K. BECKER, DIRECTOR since 1994 (current term expires April, 1999). Member, Auditing Committee, Member, Committee on Business Ethics; Member, Corporate Governance Committee. President, Wilentz Goldman and Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age 62. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

JAMES G. CULLEN, DIRECTOR since 1994 (current term expires April, 2001). Member, Compensation Committee; Member, Committee on Business Ethics. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, since 1997. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. President, Bell Atlantic Corporation from 1993 to 1995. Mr. Cullen is also a director of Bell Atlantic Corporation and Johnson & Johnson. Age 55. Address:
1310 North Court House Road, 11th Floor, Alexandria, VA 22201.

CAROLYNE K. DAVIS, DIRECTOR since 1989 (current term expires April, 2001). Member, Finance Committee; Member Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor. National and International Health Care Advisor, Ernst & Young, LLP from 1985 to 1997. Dr. Davis is also a director of Beckman Instruments, Inc., Merck & Co., Inc., Science Applications International Corporation, Minimed Incorporated, and Beverley Enterprises. Age 65. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.

ROGER A. ENRICO, DIRECTOR since 1994 (current term expires April, 2002). Member, Committees on Nominations & Corporate Governance; Member, Compensation Committee. Chairman and Chief Executive Officer, PepsiCo, Inc. since 1996. Originally with PepsiCo, Inc. since 1971. Mr. Enrico is also a director of A.M. Belo Corporation and Dayton Hudson Corporation. Age 53. Address: 700 Anderson Hill Road, Purchase, NY 10577.

ALLAN D. GILMOUR, DIRECTOR since 1995 (current term expires April, 1999). Member, Finance Committee; Member, Committee on Dividends. Retired since 1995. Vice Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of Whirlpool Corporation, USWest, Inc., The Dow Chemical Company and DTE Energy Company. Age 63.
Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.

WILLIAM H. GRAY, III, DIRECTOR since 1991 (current term expires April, 2000). Member, Executive Committee; Member, Finance Committee; Chairman, Committees on Nominations & Corporate Governance. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray served in Congress from 1979 to 1991. Mr. Gray is also a director of Chase Manhattan Corporation, The Chase Manhattan Bank, Lotus Development Corporation, Municipal Bond Investors Assurance Corporation, Rockwell International Corporation, Union-Pacific Corporation, Warner-Lambert Company, Westinghouse Electric Corporation, and Electronic Data Systems. Age 56. Address: 8260 Willow Oaks Corp. Drive, Fairfax, VA 22031-4511.

JON F. HANSON, DIRECTOR since 1991 (current term expires April, 2003). Member, Finance Committee; Member, Committee on Dividends. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director of United Water Resources, Orange & Rockland Utilities, Inc., and Consolidated Delivery and Logistics. Age 61. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER, JR., DIRECTOR since 1997. (current term expires April, 2001). Member, Compensation Committee. Chairman and Chief Executive Officer, Owens Corning since 1991. Senior Vice President and Group Executive, Plastics Group, General Electric Company from 1983 to 1991. Mr. Hiner is also a director of Dana Corporation. Age 64. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER, DIRECTOR since 1994 (current term expires April, 2002). Member, Auditing Committee; Member, Committees on Nominations & Corporate Governance. Guest Scholar, The Brookings Institution since 1993. Ms. Horner is also a director of Foster Wheeler Corporation, Ingersoll-Rand Corporation, and Pfizer, Inc. Age 55. Address: 1775 Massachusetts Ave., N.W. Washington, D.C. 20036-2188.

GAYNOR N. KELLEY, DIRECTOR since 1997 (current term expires April, 2001). Member, Auditing Committee. Retired since 1996. Former Chairman and Chief Executive Officer, The Perkins Elmer Corporation from 1990 to 1996. Mr. Kelley is also a director of Hercules Incorporated, Arrow Electronics, Inc., and Alliant Techsystems. Age 66. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL, DIRECTOR since 1978 (current term expires April, 2002). Chairman, Finance Committee; Member, Executive Committee; Member, Committee on Dividends. Professor of Economics, Princeton University, since 1988. Dr. Malkiel is also a director of Banco Bilbao Vizcaya, Baker Fentress & Company, The Jeffrey Company. The Southern New England Telecommunications Company, and Vanguard Group, Inc. Age 65. Address: Princeton University, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN, CHAIRMAN OF THE BOARD, President and Chief Executive Officer of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Corp. from 1990 to 1994, with Chase since 1972. Age 55. Address: 751 Broad Street, Newark, NJ 07102.

IDA F.S. SCHMERTZ, DIRECTOR since 1997 (current term expires April, 2004). Member, Finance Committee. Principal, Investment Strategies International since 1994. Age 63. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.

CHARLES R. SITTER, DIRECTOR since 1995 (current term expires April, 1999). Member, Finance Committee; Member, Committee on Dividends. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957. Age 67. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI, DIRECTOR since 1995 (current term expires April, 1999). Member, Compensation Committee; Member, Auditing Committee. Retired since 1997. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. President and Chief Executive Officer, Continental Grain Company from 1988 to 1994. Mr. Staheli is also director of Bankers Trust Company and Bankers Trust New York Corporation. Age 66. Address: 39 Locust Street, Suite 204, New Canaan, CT 06840.

RICHARD M. THOMSON, DIRECTOR since 1976 (current term expires April, 2000). Chairman, Executive Committee; Chairman, Compensation Committee; Member, Committee on Nominations & Corporate Governance. Chairman of the Board, The Toronto-Dominion Bank since 1997. Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of CGC, Inc., INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, and Canadian Occidental Petroleum, Ltd. Age 64. Address: P.O. Box 1, Toronto-Dominion Centre, Toronto, Ontario, M5K 1A2, Canada.

JAMES A. UNRUH, DIRECTOR since 1996 (current term expires April, 2000). Member, Compensation Committee. Retired since 1997. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Ameritech Corporation. Age 55. Address: Two Bala Plaza, Suite 300, Bala Cynwyd, PA 19004.

P. ROY VAGELOS, M.D., DIRECTOR since 1989 (current term expires April, 2001). Chairman, Auditing Committee; Member, Executive Committee; Member, Committees on Nominations & Corporate Governance. Chairman, Regeneron Pharmaceuticals since 1995. Chairman and Chief Executive Officer, Merck & Co., Inc. from 1986 to 1994. Dr. Vagelos is also a director of The Estee Lauder Companies, Inc. and PepsiCo., Inc. Age 68. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS, DIRECTOR since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Auditing Committee. Counselor at Law, Picco Herbert Kennedy (law firm) from 1990. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 63. Address: 22 Chambers Street, Princeton, NJ 08542.

PAUL A. VOLCKER, DIRECTOR since 1988 (current term expires April, 2000). Chairman, Committee on Dividends; Member, Executive Committee; Member, Committee on Nominations & Corporate Governance. Consultant since 1996. Chairman, James D. Wolfensohn, Inc. from 1988 to 1996. Chief Executive Officer, James D. Wolfensohn, Inc. from 1995 to 1996. Mr. Volcker is also a public member of the Board of Governors of the American Stock Exchange, a member of the Board of Overseers of TIAA-CREF, and a director of Nestl, S.A., UAL Corporation, and Bankers Trust New York Corporation. Age 70, Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.

JOSEPH H. WILLIAMS, DIRECTOR since 1994 (current term expires April, 2002). Member, Committee on Dividends; Member, Auditing Committee. Director, The Williams Companies since 1971. Chairman & Chief Executive Officer, The Williams Companies from 1979 to 1993. Mr. Williams is also a director of Flint Industries, The Orvis Company, and MTC Investors, LLC. Age 64. Address: One Williams Center, Tulsa, OK 74172.

               THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                            PRINCIPAL OFFICERS

ARTHUR F. RYAN, CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER since 1994; prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation, New York, NY. Age 55.

E. MICHAEL CAULFIELD, CHIEF EXECUTIVE OFFICER, Prudential Investments since 1996; Chief Executive Officer, Money Management Group from 1995 to 1996; prior to 1995, President, Prudential Preferred Financial Services. Age 51.

MICHELE S. DARLING, EXECUTIVE VICE PRESIDENT, Human Resources since 1997; prior to 1997, Executive Vice President, Canadian Imperial Bank of Commerce, Toronto, Canada. Age 44.

ROBERT C. GOLDEN, EXECUTIVE VICE PRESIDENT, Corporate Operations and Systems since 1997; prior to 1997, Executive Vice President, Prudential Securities, New York, NY. Age 51.

MARK B. GRIER, EXECUTIVE VICE PRESIDENT, Financial Management since 1997; Chief Financial Officer from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation, New York, NY. Age 44.

RODGER A. LAWSON, EXECUTIVE VICE PRESIDENT, Marketing and Planning since 1996; President and CEO, Van Eck Global, New York, NY, from 1994 to 1996; prior to 1994, President and CEO, Global Private Banking, Bankers Trust Company, New York, NY. Age 50.

JOHN V. SCICUTELLA, CHIEF EXECUTIVE OFFICER, Individual Insurance Group since 1997; Executive Vice President Operations and Systems from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 48.

JOHN R. STRANGFELD, EXECUTIVE VICE PRESIDENT, Private Asset Management Group
(PAMG) since 1998; President, PAMG, from 1996 to 1998; prior to 1996, Senior Managing Director. Age 44.

R. BROCK ARMSTRONG, SENIOR VICE PRESIDENT, Individual Insurance Development since 1997; prior to 1997, Executive Vice President, London Life Insurance Company, London, Canada. Age 50.

JAMES J. AVERY, JR., SENIOR VICE PRESIDENT & CHIEF ACTUARY since 1997; President Prudential Select from 1995 to 1997; prior to 1995, Chief Financial Officer, Prudential Select. Age 46.

MARTIN A. BERKOWITZ, SENIOR VICE PRESIDENT AND COMPTROLLER since 1995; prior to 1995, Senior Vice President and CFO, Prudential Investment Corporation. Age 48.

WILLIAM M. BETHKE, CHIEF INVESTMENT OFFICER since 1997; prior to 1997, Senior Vice President. Age 50.

RICHARD J. CARBONE, SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER since 1997. Controller, Salomon Brothers, New York, NY, from 1995 to 1997; prior to 1995, Controller, Bankers Trust, New York, NY. Age 50.

LEO J. CORBETT, SENIOR VICE PRESIDENT, Individual Insurance Marketing since 1997; prior to 1997, Managing Director, Lehman Brothers, New York, NY. Age 49.

MARK R. FETTING, PRESIDENT, Prudential Retirement Services since 1996; prior to 1996, President, Prudential Defined Contribution Services. Age 43.

WILLIAM D. FRIEL, SENIOR VICE PRESIDENT AND CHIEF INFORMATION OFFICER since 1993. Age 59.

JONATHAN M. GREENE, PRESIDENT, Investment Management since 1996; prior to 1996, Vice President, T. Rowe Price, Baltimore, MD. Age 54.

JEAN D. HAMILTON, PRESIDENT, Diversified Group since 1995; prior to 1995, President, Prudential Capital Group. Age 51.

RONALD P. JOELSON, SENIOR VICE PRESIDENT, Guaranteed Products since 1997; President, Prudential Investments Guaranteed Products from 1996 to 1998; prior to 1996, Managing Director, Enterprise Planning Unit. Age 40.

IRA J. KLEINMAN, EXECUTIVE VICE PRESIDENT, International Insurance Group, since 1997; prior to 1997, Senior Vice President. Age 51.

NEIL A. McGUINNESS, SENIOR VICE PRESIDENT, Marketing, Prudential Investments, since 1996; prior to 1996, Managing Director, Putnam Investments, Boston, MA. Age 51.

PRISCILLA A. MYERS, SENIOR VICE PRESIDENT, Audit, Compliance and Investigation since 1995. Vice President and Auditor from 1989 to 1995. Age 48.

RICHARD O. PAINTER, PRESIDENT, Prudential Insurance & Financial Services since 1995; prior to 1995, Senior Vice President, New York Life, New York, NY. Age 50.

I. EDWARD PRICE, SENIOR VICE PRESIDENT AND ACTUARY since 1995; prior to 1995, Chief Executive Officer, Prudential International Insurance. Age 55.

KIYOFUMI SAKAGUCHI, PRESIDENT, International Insurance Group since 1995; prior to 1995, Chairman and CEO, The Prudential Life Insurance Co., Ltd., Japan. Age 55.

BRIAN M. STORMS, PRESIDENT, Mutual Funds and Annuities, Prudential Investments since 1996; prior to 1996, Managing Director, Fidelity Investments, Boston. Age 43.

ROBERT J. SULLIVAN, SENIOR VICE PRESIDENT, Sales, Prudential Investments since 1997; prior to 1997, Managing Director, Fidelity Investments, Boston. Age 59.

SUSAN J. BLOUNT, VICE PRESIDENT AND SECRETARY since 1995; prior to 1995, Assistant General Counsel. Age 40.

C. EDWARD CHAPLIN, VICE PRESIDENT AND TREASURER since 1995; prior to 1995, Managing Director and Assistant Treasurer. Age 41.

                             FINANCIAL STATEMENTS OF
                      PRUDENTIAL'S INVESTMENT PLAN ACCOUNT

STATEMENT OF NET ASSETS
December 31, 1997

 Investment in 24,171,407 shares of
  Prudential's Gibraltar Fund at net
  asset value of $10.9472 per share
   [Cost: $249,745,764] ........................................  $264,610,199
 Accrued expenses payable to Prudential ........................      (145,363)
                                                                  ------------
NET ASSETS .....................................................  $264,464,836
                                                                  ============

 NET ASSETS were comprised of:
  Paid-in capital ..............................................  $248,697,855
  Distributions in excess of net
   investment income ...........................................    (1,890,641)
  Accumulated net realized gains ...............................     2,793,187
  Net unrealized appreciation ..................................    14,864,435
                                                                  ------------
  Net assets, December 31, 1997 ................................  $264,464,836
                                                                  ============
  Net asset value per share of
   24,847,217 outstanding
   Securities Shares ...........................................  $    10.6436
                                                                  ============


STATEMENT OF OPERATIONS
Year Ended December 31, 1997

 INVESTMENT INCOME
  Dividend distributions received ..............................   $ 4,563,643

 EXPENSES
  Administration charge [Note 1] ...............................     1,881,638
                                                                   -----------
 NET INVESTMENT INCOME .........................................     2,682,005
                                                                   -----------
 NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received .........................    48,321,551
  Realized gain on shares redeemed
   [identified cost basis] .....................................     2,789,960
  Net change in unrealized gain on investments .................   (10,549,295)
                                                                   -----------
 NET GAIN ON INVESTMENTS .......................................    40,562,216
                                                                   -----------
 NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ....................................   $43,244,221
                                                                   ===========




STATEMENTS OF CHANGES IN NET ASSETS

                                                                           YEARS ENDED DECEMBER 31,
                                                                        -----------------------------
                                                                            1997             1996
                                                                        ------------     ------------
 OPERATIONS:
  Net investment income .............................................   $  2,682,005     $  1,248,190
  Capital gains distributions received ..............................     48,321,551       25,071,913
  Realized gain on shares redeemed ..................................      2,789,960        3,941,173
  Net change in unrealized gain (loss) on investments ...............    (10,549,295)      22,265,246
                                                                        ------------     ------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............     43,244,221       52,526,522
                                                                        ------------     ------------
 DIVIDENDS TO PLANHOLDERS FROM [NOTE 5]:
  Net investment income .............................................     (4,563,675)      (1,242,509)
  Net realized gain from investment transactions ....................    (52,262,724)     (25,072,113)
                                                                        ------------     ------------
 TOTAL DIVIDENDS TO PLANHOLDERS .....................................    (56,826,399)     (26,314,622)
                                                                        ------------     ------------
 SECURITIES SHARES TRANSACTIONS:
  Purchase payments .................................................      3,325,390          946,837
  Dividends Reinvested ..............................................     54,599,280       26,314,372
  Security Shares liquidated ........................................    (21,589,255)     (21,154,713)
                                                                        ------------     ------------
 NET INCREASE IN NET ASSETS RESULTING
  FROM SECURITIES SHARES TRANSACTIONS: ..............................     36,335,415        6,106,496
                                                                        ------------     ------------
 TOTAL INCREASE IN NET ASSETS .......................................     22,753,237       32,318,396

 NET ASSETS:
  Beginning of year .................................................    241,711,599      209,393,203
                                                                        ------------     ------------
  End of year .......................................................   $264,464,836     $241,711,599
                                                                        ============     ============




                        SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A2 THROUGH A3


                                                A1

                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


PRUDENTIAL'S INVESTMENT PLAN ACCOUNT
------------------------------------

NOTE 1: GENERAL

        The Investment Plan Account (the "Account") was established on June 11, 1968, by resolution of Prudential's Board of Directors, as a separate variable contract account of The Prudential Insurance Company of America ("Prudential") under the laws of the State of New Jersey. It is administered by Prudential under the general direction of Prudential's officers and managerial staff. The Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (1940 Act), as a unit investment trust. Registration does not imply supervision by the Securities and Exchange Commission of the management or investment policies and practices of the Account or Prudential. The assets of the Account are invested in shares of Prudential's Gibraltar Fund (the "Fund") at the net asset value without sales load.

        PRUDENTIAL'S GIBRALTAR FUND

        The Fund was incorporated in the State of Delaware on March 14, 1968. It is registered under the 1940 Act as a diversified open-end management investment company. Registration does not imply supervision by the Securities and Exchange Commission of the management or investment policies and practices of the Fund or Prudential. The Board of Directors of the Fund is responsible for the management of the Fund and, in addition to reviewing the actions of the Fund's investment advisor, decides upon matters of general policy. The Fund's officers conduct and supervise the daily business operations of the Fund.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

        Investment--The investment in shares of the Fund is stated at the net asset value.

        Security Transactions--Realized gains and losses on security transactions are reported on an identified cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Fund and are recorded on the ex-dividend date.

NOTE 3: ADMINISTRATION CHARGES

        The Administration charge is applied daily against the net assets of the Account at an effective annual rate of 0.75% for the first $250 million in assets and 0.55% for the second $250 million in assets. This charge, which is paid to Prudential, includes costs associated with issuing the Contract, establishing and maintaining records, and providing reports to Contract owners. For the year ended December 31, 1997, the amount of this charge paid to Prudential was $1,881,638.

NOTE 4: TAXES

        For federal income tax purposes, Prudential's Investment Plan Account is a separate entity taxable as a corporation, and as such has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, by distributing substantially all of its net investment income and net realized capital gains, the Account will not be subject to federal income tax on the investment income and capital gains so distributed.


                                       A2

NOTE 5: PURCHASES AND SALES OF INVESTMENTS

        The aggregate costs of purchases and proceeds from sales of investments in the Fund for the year ended December 31, 1997 were as follows:

                      Purchases ..................  $ 3,000,000
                      Sales ......................  $20,493,518

NOTE 6: SECURITY SHARE TRANSACTIONS

        The number of Security Shares purchased and liquidated for the years ended December 31, 1997 and 1996 were as follows:

                                                           1997          1996
                                                        ---------     ---------
          Security Shares Purchased .................     341,264        45,006
          Security Shares Liquidated ................   1,948,338     1,771,867
          Reinvestment of Dividend Distributions ....   4,927,909     2,242,459

NOTE 7: SECURITIES SHARE INFORMATION

                         NET ASSET VALUE     DIVIDENDS FROM NET    CAPITAL GAINS
          YEAR           AT DECEMBER 31      INVESTMENT INCOME      DISTRIBUTION
          ----           ---------------     ------------------    -------------
          1993 ........     $11.2631              $0.0898             $2.2692
          1994 ........     $ 9.2631              $0.1427             $1.5380
          1995 ........     $ 9.9975              $0.0863             $0.8968
          1996 ........     $11.2633              $0.0645             $1.3015
          1997 ........     $10.6436              $0.6339             $2.0214

NOTE 8: DISTRIBUTIONS

        The date of distribution ordinarily occurs at the end of the calendar year. $12,545 of the gross distribution of $56,826,399 was applied to pay custodial charges for the year ended December 31, 1997. The annual charges were not in excess of $3.80 per planholder.

NOTE 9: RELATED PARTY ACTIVITY

        Prudential maintains a position in the Account for the purpose of administering activity in the Account. The activity includes security and fund share transactions. The position does not have an effect on the Planholder's account or the related unit value. At December 31, 1997, Prudential held 66,298 security shares valuedat $705,655.










                                       A3

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Contract Owners of
Prudential's Investment Plan Account
and the Board of Directors of
The Prudential Insurance Company of America

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Prudential's Investment Plan Account at December 31, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of The Prudential Insurance Company of America's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in Prudential's Gibraltar Fund, Inc. at December 31, 1997, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
New York, New York
March 20, 1998


















                                       A4

                            FINANCIAL STATEMENTS OF

                       PRUDENTIAL'S ANNUITY PLAN ACCOUNT


STATEMENT OF NET ASSETS
December 31, 1997

 Investment in 225,153 shares of
  Prudential's Gibraltar Fund at net
  asset value of $10.9472 per share
   [Cost: $2,164,154] .........................................   $2,464,806
 Accrued expenses payable to Prudential .......................         (238)
                                                                  ----------
 NET ASSETS ...................................................   $2,464,568
                                                                  ==========

 NET ASSETS, representing:
  Equity of annuitants [Note 7] ...............................   $2,283,018
  Equity of The Prudential
   Insurance Company
   of America [Note 2] ........................................      181,550
                                                                  ----------
                                                                  $2,464,568
                                                                  ==========

STATEMENT OF OPERATIONS
Year Ended December 31, 1997

 INVESTMENT INCOME
  Dividend distributions received .............................     $ 43,644

 EXPENSES
  Charges to annuitants for assuming mortality
   and expense risks and for administration
   [Note 3] ...................................................        8,651
                                                                  ----------
 NET INVESTMENT INCOME ........................................       34,993
                                                                  ----------
 NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received ........................      451,964
  Realized gain on shares redeemed
   [identified cost basis] ....................................       68,414
  Net change in unrealized gain on investments ................     (106,338)
                                                                  ----------
 NET GAIN ON INVESTMENTS ......................................      414,040
                                                                  ----------
 NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ...................................   $  449,033
                                                                  ==========



STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                   Years Ended December 31,
                                                                                                 -----------------------------
                                                                                                    1997                1996
                                                                                                 ----------         ----------
  OPERATIONS:
  Net investment income .......................................................................  $   34,993         $   22,839
  Capital gains distributions received ........................................................     451,964            273,563
  Realized gain on shares redeemed ............................................................      68,414             54,403
  Net change in unrealized gain (loss) on investments .........................................    (106,338)           248,008
                                                                                                 ----------         ----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................................     449,033            598,813
                                                                                                 ----------         ----------
 ANNUITY BENEFIT PAYMENTS .....................................................................    (367,815)          (336,183)
                                                                                                 ----------         ----------
 NET DECREASE IN NET ASSETS RESULTING FROM EQUITY TRANSFERS ...................................    (153,217)          (163,725)
                                                                                                 ----------         ----------
 TOTAL INCREASE (DECREASE) IN NET ASSETS ......................................................     (71,999)            98,905

 NET ASSETS:
  Beginning of year ...........................................................................   2,536,567          2,437,662
                                                                                                 ----------         ----------
  End of year .................................................................................  $2,464,568         $2,536,567
                                                                                                 ==========         ==========


            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A2 THROUGH A3

                                      AI1

                          NOTES TO FINANCIAL STATEMENTS
                      For the Year Ended December 31, 1997

PRUDENTIAL'S ANNUITY PLAN ACCOUNT

NOTE 1: GENERAL

      The Annuity Plan Account (the "Account") was established on June 11, 1968, by resolution of Prudential's Board of Directors, as a separate variable contract account of The Prudential Insurance Company of America ("Prudential") under the laws of the State of New Jersey. It is administered by Prudential under the general direction of Prudential's officers and managerial staff. The Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (1940 Act), as a unit investment trust. Registration does not imply supervision by the Securities and Exchange Commission of the management or investment policies and practices of the Account or Prudential. The assets of the Account are invested in shares of Prudential's Gibraltar Fund (the "Fund") at the net asset value without sales load.

      PRUDENTIAL'S GIBRALTAR FUND

      The Fund was incorporated in the State of Delaware on March 14, 1968. It is registered under the 1940 Act as a diversified open-end management investment company. Registration does not imply supervision by the Securities and Exchange Commission of the management or investment policies and practices of the Fund or Prudential. The Board of Directors of the Fund is responsible for the management of the Fund and, in addition to reviewing the actions of the Fund's investment advisor, decides upon matters of general policy. The Fund's officers conduct and supervise the daily business operations of the Fund.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

      The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

      Investment--The investment in shares of the Fund is stated at the net asset value.

      Security Transactions--Realized gains and losses on security transactions are reported on an identified cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

      Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Fund and are recorded on the ex-dividend date.

      Equity of The Prudential Insurance Company of America--Prudential maintains a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions and expense processing. Prudential monitors the balance daily and transfers funds based upon anticipated activity.

NOTE 3: MORTALITY RISK, EXPENSE RISK AND ADMINISTRATION CHARGES

      A. Mortality Risk and Expense Risk Charges

      The mortality risk and expense risk charge, at an effective annual rate of 0.075% and 0.150%, respectively, are applied daily against the net assets of the Account. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the policies may exceed the estimated expenses. For the year ended December 31, 1997, the amount of these charges paid to Prudential was $5,190.

      B. Administration Charge

      The Administration charge, at an effective annual rate of 0.150%, is applied daily against the net assets of the Account. This charge, which is paid to Prudential, includes costs associated with issuing the Contract, establishing and maintaining records, and providing reports to Contract owners. For the year ended December 31, 1997, the amount of this charge paid to Prudential was $3,461.

                                       AI2

NOTE 4: TAXES

      Prudential is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.

NOTE 5: NET DECREASE IN NET ASSETS RESULTING FROM EQUITY TRANSFERS

      The decrease in net assets resulting from equity transfers represents the net withdrawals of Prudential from the Account.

NOTE 6: PURCHASES AND SALES OF INVESTMENTS

      The aggregate costs of purchases and proceeds from sales of investments in the Fund for the year ended December 31, 1997 were as follows:

                    Purchases .................  $      0
                    Sales .....................  $529,617


NOTE  7: EQUITY OF ANNUITANTS


      Equity of Annuitants at December 31, 1997:
                                                                                           Share
                                                                     Shares                Value                 Equity
                                                                  -----------            --------              ----------
      Annuitant Contracts assuming a 3.5% investment result ..... 111,103.408            $6.91474              $  768,251
      Annuitant Contracts assuming a 5% investment result ....... 320,654.860            $4.72398              $1,514,767
                                                                  -----------            --------              ----------
                                                                                                               $2,283,018
                                                                                                               ==========

                                      AI3

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of
Prudential's Annuity Plan Account
and the Board of Directors of
The Prudential Insurance Company of America

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Prudential's Annuity Plan Account at December 31, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of The Prudential Insurance Company of America's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in Prudential's Gibraltar Fund, Inc. at December 31, 1997, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
New York, New York
March 20, 1998

                                      AI4

                             FINANCIAL STATEMENTS OF
                           PRUDENTIAL'S GIBRALTAR FUND

STATEMENT OF ASSETS AND LIABILITIES STATEMENT OF OPERATIONS
December 31, 1997                         Year Ended December 31, 1997

ASSETS.........................................................     INVESTMENT INCOME
  Investments, at value (cost: $276,988,335)......$ 322,652,484       Dividends (net of $28,169 foreign withholding.
  Cash....................................................1,502         tax).........................................    $3,968,815
  Receivable for investments sold.....................5,655,023       Interest.......................................     1,369,649
  Interest and dividends receivable.....................427,753                                                           5,338,464
    Total Assets....................................328,736,762

    EXPENSES

LIABILITIES....................................................       Investment advisory fee........................       390,676
  Payable for investments purchased...................2,669,207       State franchise tax expense....................        61,320
  Payable to investment adviser.........................103,022       Directors' fees................................         9,000
  Accrued expenses.......................................45,786       Miscellaneous expenses.........................         8,515
  .............................................................       Custodian expense..............................         6,439
    Total Liabilities.................................2,818,015
    Total expenses......................................475,950

NET ASSETS........................................$ 325,918,747       Less custodian fee credit......................       (1,439)
  Net assets were comprised of:                                         Net expenses.................................       474,511
    Common stock, at $1 par value...................$29,771,740     NET INVESTMENT INCOME............................     4,863,953
    Paid-in capital, in excess of par...............247,676,370
    ................................................277,448,110     NET REALIZED AND UNREALIZED GAIN ON
Accumulated net realized gains on investments.........2,806,488     INVESTMENTS

Net unrealized appreciation on investments...........45,664,149     Net realized gain on investments.................    50,505,594
                                                                    Net change in unrealized appreciation on
Net assets, December 31, 1997.....................$ 325,918,747       investments....................................       547,282
Net asset value and redemption price per
  share, 29,771,740 outstanding shares of......................   NET GAIN ON INVESTMENTS............................    51,052,876
  common stock (authorized 75,000,000..........................   NET INCREASE IN NET ASSETS RESULTING
  shares)...............................................$ 10.95   FROM OPERATIONS....................................   $55,916,829

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                         Years Ended December 31,
                                                                                                         ------------------------
                                                                                                           1997            1996
   INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income.............................................................................$4,863,953   $   3,868,291
     Net realized gain on investments..................................................................50,505,594      35,522,025
   Net change in unrealized appreciation on investments...................................................547,282      28,188,380
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................................550916,829      67,578,696
DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income...............................................................(5,623,695)      (3,659,501)
   Distributions from net realized capital gains.....................................................(59,469,378)     (31,301,947)
   TOTAL DIVIDENDS AND DISTRIBUTIONS.................................................................(65,093,073)     (34,961,448)
CAPITAL TRANSACTIONS:
   Capital stock sold [232,480 and -0- shares, respectively]............................................3,000,000            --
   Capital stock issued in reinvestment of dividends and distributions [5,819,002 and 2,971,950
     shares, respectively].............................................................................63,060,874      33,969,659
   Capital stock repurchased [(2,645,935) and (2,374,885) shares, respectively].......................(3,262,504)     (26,513,694)
   NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS......................................33,798,370       7,455,965

TOTAL INCREASE IN NET ASSETS...........................................................................24,622,126      40,073,213
NET ASSETS:
   Beginning of year..................................................................................301,296,621     261,223,408
   End of year.......................................................................................$325,918,747    $301,296,621


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                     AII1

                           PRUDENTIAL GIBRALTAR FUND

December 31, 1997

LONG-TERM INVESTMENTS - 95.1%                             Value
COMMON STOCKS - 94.1% Shares                            (Note 1)
Banks and Savings & Loans - 1.4%
   Chase Manhattan Corp......................30,500     $3,339,750
   Washington Mutual, Inc.....................21,400     1,365,587
   .................................................     4,705,337
   MULi2is-Ferrous - 1.9%

Chemicals - 0.7%....................................
   Agrium, Inc...............................177,300     2,160,844
Computer Services - 3.4%............................
   Bay Networks, Inc. (a)....................200,000     5,112,500
   Larscom, Inc. (Class "A" Stock) (a) ......167,700     1,593,150
   Microsoft Corp. (a).......................34,000.     4,394,500
   .................................................    11,100,150

Computers - 6.6%....................................
   3Com Corp. (a)............................234,000     8,175,375
   Cisco Systems, Inc. (a)...................237,600    13,246,200
   .................................................    21,421,575
   .................................................    15,620,993
Cosmetics & Soaps - 3.1%

   Avon Products, Inc.........................73,200     4,492,650
   Colgate Palmolive Co.......................77,900     5,725,650
   .................................................    10,218,300
   .................................................
Diversified Operations - 3.1 %......................
   General Electric Co.......................136,500    10,015,687
   .................................................
Drugs and Medical Supplies - 8.9%...................
   Bristol-Myers Squibb Co....................58,200     5,507,175
   Johnson & Johnson..........................82,000     5,401,750
   Novartis Corp., AG, ADR..........................
     (Switzerland)...........................150,600    12,236,250
   Pfizer, Inc................................78,200     5,830,787
   .................................................    28,975,962
Electronics - 0.5%..................................
   VLSI Technology, Inc. (a)..................67,400     1,592,325
Environmental Services - 1.1%.......................
   U.S.A. Waste Services, Inc. (a)............90,000     3,532,500
Financial Services - 4.0%...........................
   Federal National Mortgage........................
     Association.............................126,000     7,189,875
   Imperial Credit Industries, Inc. (a).......26,800       549,400
   The Money Store, Inc......................257,400     5,405,400
   .................................................    13,144,675
Food & Beverages - 4.0%.............................
   Archer-Daniels-Midland Co.................157,500     3,415,781
   PepsiCo, Inc..............................260,800     9,502,900
   .................................................    12,918,681
Hospitals/ Hospital Management - 2.1%...............
   Columbia/HCA Healthcare Corp., . .........156,800     4,645,200
     Manor Care, Inc..........................66,400     2,324,000
     ...............................................     6,969,200
Insurance - 6.0%

   Aetna, Inc.................................59,200     4,177,300
American International Group, Inc.............27,255     2,963,981
CIGNA Corp....................................35,400     6,126,412
Provident Companies, Inc......................63,000     2,433,375
Travelers Group, Inc..........................73,999     3,986,696
 ....................................................    19,687,764
Leisure - 6.0%......................................
   Carnival Corp. (Class "A" Stock)...........89,000     4,928,375
   Hilton Hotels Corp........................144,200     4,289,950


  December 31, 1997

  COMMON                                                      Value
  STOCKS (Continued)                        Shares          (Note 1)
     La Quinta Inns, Inc.                        222,300    $4,293,169
  Wall Disney Co.                                 62,000     6,141,875
                                                            19,653,369

     UCAR International, Inc. (a)................156,100     6,234,244

  Metals-Non Ferrous - 0.7%
     Aluminum Company of America..................31,800     2,237,925
  Miscellaneous - Consumer Growth/Stable..........- 2.4%
     Unilever N.V., ADR (United Kingdom).........124,000     7,742,250
  Oil & Gas - 4.8%

     Exxon Corp..................................108,600     6,644,962
     Pioneer Natural Resources Co. . . . ........165,500     4,789,156
     Texaco, lnc..................................77,000     4,186,875


  Oil & Gas Services - 9.7%
     Bouyges Offshore SA, ADR
       (France) (a)..............................184,200     4,006,350
     J. Ray McDermott, SA........................126,600     5,443,800
     ..................................................1
     McDermott International, Inc................213,500     7,819,438
     Schlumberger Ltd............................119,800     9,643,900
     Smith International, Inc. (a)................74,600     4,578,575

     ...................................................    31,492,063
  Real Estate Development - 2.5%
     CCA Prison Realty Trust......................80,200     3,578,925
     Developers Diversified Realty................89,000     3,404,250
     Patriot American Hospitality, Inc............46,300     1,334,019
     ...................................................     B,317,194

  Retail - 7.4%
     American Stores Co..........................180,600     3,713,588
     CVS Corp.....................................52,900     3,388,906
     Nordstrom, Inc..............................139,600     8,428,350
     Sears, Roebuck & Co..........................62,000     2,805,500
     Toys `R' Us, Inc. (a).......................181,000     5,690,188
     ...................................................    24,026,532
  Telecommunications - 6.0%
     ADC Telecommunications, Inc. (a)............107,500     4,488,125
     BellSouth Corp...............................60,200     3,390,013
     Glenayre Technologies, Inc. (a).............200,000     1,975,000
     Tellabs, Inc. (a)............................45,000     2,379,375
     Uniphase Corp. (a)..........................178,200     7,373,025
     ...................................................    19,605,538
     Tobacco - 1.8%
       Phillip Morris Co. Inc....................127,400     5,772,813


  Utility - Electric - 6.0%
       Duke Energy Corp..........................133,000     7,364,875
       Long Island Lighting Co....................76,800     2,313,600
       Pinnacle West Capital Corp................137,000     5,805,375
       Texas Utilities Co.........................98,600     4,098,063
        .................................................    19,581,913
     TOTAL COMMON STOCKS
        (cost $260,817,908)..............................   306,727,834


                       SEE NOTES TO FINANCIAL STATEMENTS

                                     AII2

PRUDENTIAES GIBRALTAR FUND (Con
December 31, 1997

                                    Moody's      Principal

CONVERTIBLE                        Rating         Amount        Value

BONDS - 1.0%                     (Unaudited)        (000)       (Note 1)
Retail - 1.0%
   Sunglass Hut International,
     5.25%, 06/15103
     (cost $3,461,427)                B2          $ 4,405         $3,215,650

TOTAL LONG-TERM INVESTMENTS
   (cost $264,279,335)................                 309,943,484


SHORT-TERM
INVESTMENTS - 3.9%
Commercial Paper - 3.9%
   BBL North America,
     6.73%, 01/02198
     (cost $12,709,000)...............NR      12,709    12,709,000
TOTAL INVESTMENTS - 99.0%
   (cost $276,988,335; Note 3)........                 322,652,484
OTHER ASSETS IN EXCESS OF
   LIABILITIES - 1.0%.................                   3,266,263
TOTAL NET ASSETS - 100.0%.............               $ 325,918,747



The following abbreviations are used in portfolio descriptions:
ADR American Depository Receipt
         SA Societe Anonyme (French Corporation)

(a)      Non-income producing security

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                     AII3

                     NOTES TO THE FINANCIAL STATEMENTS OF
                          PRUDENTIAL'S GIBRALTAR FUND

             General

             Prudential's Gibraltar Fund (the "Fund") was originally incorporated in the State of Delaware on March 14, 1968 and was reincorporated in the State of Maryland effective May 1, 1997. It is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The Fund was organized by The Prudential Insurance Company of America (The Prudential) to serve as the investment medium for the variable contracts accounts of The Prudential Financial Security Program. The Fund does not sell its shares to the public. The accounts will redeem shares of the Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

Note 1:      Accounting Policies

             The following is a summary of significant accounting policies followed by the fund in the preparation of its financial statements.

             Securities Valuation: Securities traded on a national securities exchange are valued at the last sales price (or the last bid price if there were no sales of the security that day) on the New York Stock Exchange, or if not traded on such exchange, such last sales or bid price at the time of close of the New York Stock Exchange on the principal exchange on which such securities are traded. For any securities not traded on a national securities exchange but traded in the over-the-counter market, the value is the last bid price available, except that securities for which quotations are furnished through a nationwide automated quotation system approved by the National Association of Securities Dealers, Inc. (NASDAQ) are valued at the closing best bid price on the date of valuation provided by a pricing service which utilizes NASDAQ quotations.

             Short-term securities which mature in more than 60 days are valued at current market quotations, Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

             In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

             Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

             Dividends and Distributions: Dividends from net investment income are declared and paid semi-annually. The Fund will distribute at least annually net capital gains in excess of capital loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and net realized capital gains of the Fund will normally be declared and reinvested in additional full and fractional shares twice a year. Some dividends are paid in cash. ,

             Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

             Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required. State franchise taxes were paid for the period that the Fund was incorporated in Delaware. No such commitments exist following reincorporation in Maryland. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

                                     AII4

             Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants (A.I.C.PA.). Statement of Position 93- 2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income by $42,059, increased net realized gains by $2,789 and increased paid-in capital in excess of par by $39,270. In addition the Fund reclassified $199,247 of dividends in excess of net investment income to accumulated capital gain. Such reclassifications had no effect on net assets, results of operations, or net asset value per share.

Note 2:Investment Advisory Fee and Other Transactions with Affiliates

             Investment Advisory Fee:


             The investment advisory fee,whichis computed daily at an effective annual rate of 0.1 25% of the net assets of the Fund, is payable quarterly to The Prudential Insurance Company of America ("The Prudential") as required under the investment advisory agreement. The Prudential pays all expenses of the Fund except for fees and expenses of those members of the Fund's Board of Directors who are not officers or employees of The Prudential and its affiliates; transfer and any other local, state or federal taxes; and brokers' commissions and other fees and charges attributable to investment transactions.

             During the year ended December 31, 1997, Prudential Securities Incorporated, an affiliate of The Prudential, earned approximately $25,000 in brokerage commissions as a result of executing transactions in portfolio securities on behalf of the Fund.

Note 3: Portfolio Securities

             Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1997 aggregated $297,205,094 and $303,041,488, respectively.

             The federal income tax basis of the Fund's investments at December 31, 1997 was substantially the same as for financial reporting purposes, $276,988,335 and, accordingly, net unrealized appreciation for federal income tax purposes was $45,664,149 (gross unrealized appreciation $57,881,924; gross unrealized depreciation $12,217,775).


                                     AII5

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Prudential's Gibraltar Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential's Gibraltar Fund, Inc. (the "Fund") at December 31, 1997, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The financial highlights for each of the three years in the period ended December 31, 1995 were audited by other independent accountants whose report thereon dated February 15, 1996 expressed an unqualified opinion on those statements.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036
February 11, 1998

                                     AII6


                       REPORT OF INDEPENDENT ACCOUNTANTS
                       ---------------------------------


March 5, 1998

To the Board of Directors and Policyholders of The Prudential Insurance Company of America

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 1997 and 1996, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
The Prudential Insurance Company of America
Newark, New Jersey

We have audited the accompanying consolidated statements of operations, changes in equity, and cash flows of The Prudential Insurance Company of America and subsidiaries for the year ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated statements of operations, changes in equity, and cash flows present fairly, in all material respects, the results of operations and cash flows of The Prudential Insurance Company of America and subsidiaries for the year ended December 31, 1995 in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
June 4, 1997


                                         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                        CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
                                          DECEMBER 31, 1997 AND 1996 (IN MILLIONS)

                                                                                                   1997               1996
                                                                                                -----------        -----------
ASSETS
  Fixed maturities:
    Available for sale, at fair value (amortized cost, 1997: $71,496; 1996: $64,545) .......... $    75,270        $    66,553
    Held to maturity, at amortized cost (fair value, 1997: $19,894; 1996: $21,362) ............      18,700             20,403
  Trading account assets, at fair value........................................................       6,044              4,219
  Equity securities, available for sale, at fair value (cost, 1997: $2,376; 1996: $2,103) .....       2,810              2,622
  Mortgage loans on real estate ...............................................................      16,004             17,097
  Investment real estate ......................................................................       1,519              2,586
  Policy loans ................................................................................       6,827              6,692
  Securities purchased under agreements to resell .............................................       8,661              5,347
  Cash collateral for borrowed securities .....................................................       5,047              2,416
  Short-term investments ......................................................................      12,106              9,294
  Other long-term investments .................................................................       3,360              2,995
                                                                                                -----------        -----------
    Total investments .........................................................................     156,348            140,224

  Cash ........................................................................................       3,636              2,091
  Deferred policy acquisition costs ...........................................................       5,994              6,291
  Accrued investment income ...................................................................       1,909              1,828
  Receivables from broker-dealer clients ......................................................       6,273              5,281
  Other assets ................................................................................      11,276              9,990
  Separate Account assets .....................................................................      74,046             63,358
                                                                                                -----------        -----------
TOTAL ASSETS .................................................................................. $   259,482        $   229,063
                                                                                                ===========        ===========

LIABILITIES AND EQUITY

LIABILITIES
  Future policy benefits ...................................................................... $    65,581        $    63,955
  Policyholders' account balances .............................................................      32,941             36,009
  Other policyholders' liabilities ............................................................       6,659              6,043
  Policyholders' dividends ....................................................................       1,269                714
  Securities sold under agreements to repurchase ..............................................      12,347              7,503
  Cash collateral for loaned securities .......................................................      14,117              8,449
  Short-term debt .............................................................................       6,774              6,562
  Long-term debt ..............................................................................       4,273              3,760
  Income taxes payable ........................................................................         500              1,544
  Payables to broker-dealer clients ...........................................................       3,338              3,018
  Securities sold but not yet purchased .......................................................       3,533              1,900
  Other liabilities ...........................................................................      14,774              8,238
  Separate Account liabilities ................................................................      73,658             62,845
                                                                                                -----------        -----------
    TOTAL LIABILITIES .........................................................................     239,764            210,540
                                                                                                ===========        ===========

COMMITMENTS AND CONTINGENCIES (SEE NOTES 12, 13 AND 14)

EQUITY
  Retained earnings ...........................................................................      18,051             17,443
  Net unrealized investment gains .............................................................       1,752              1,136
  Foreign currency translation adjustments ....................................................         (85)               (56)
                                                                                                -----------        -----------
    TOTAL EQUITY ..............................................................................      19,718             18,523
                                                                                                -----------        -----------
TOTAL LIABILITIES AND EQUITY .................................................................. $   259,482        $   229,063
                                                                                                ===========        ===========


                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




                                         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                            CONSOLIDATED STATEMENTS OF OPERATIONS
                                 YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN MILLIONS)

                                                                                    1997            1996             1995
                                                                                ------------     -----------      -----------
REVENUES
  Premiums .................................................................... $     18,534     $    18,962      $    19,783
  Policy charges and fee income ...............................................        1,828           1,912            1,824
  Net investment income .......................................................        9,863           9,742           10,178
  Realized investment gains, net ..............................................        2,187           1,138            1,503
  Commissions and other income ................................................        4,661           4,521            3,952
                                                                                ------------     -----------      -----------
    Total revenues ............................................................       37,073          36,275           37,240
                                                                                ------------     -----------      -----------

BENEFITS AND EXPENSES
  Policyholders' benefits .....................................................       18,208          19,306           19,470
  Interest credited to policyholders' account balances ........................        2,043           2,251            2,739
  Dividends to policyholders ..................................................        2,429           2,339            2,317
  General and administrative expenses .........................................       11,926          10,875           10,345
  Sales practice remediation costs ............................................        1,640             410               --
                                                                                ------------     -----------      -----------
    Total benefits and expenses ...............................................       36,246          35,181           34,871
                                                                                ------------     -----------      -----------

INCOME FROM OPERATIONS BEFORE INCOME TAXES ....................................          827           1,094            2,369
                                                                                ------------     -----------      -----------
  Income taxes
    Current ...................................................................          (46)            406            1,293
    Deferred ..................................................................          263            (390)            (167)
                                                                                ------------     -----------      -----------
                                                                                         217              16            1,126
                                                                                ------------     -----------      -----------

NET INCOME .................................................................... $        610     $     1,078      $     1,243
                                                                                ============     ===========      ===========

                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                  CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
           YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN MILLIONS)



                                                                      FOREIGN           NET
                                                                      CURRENCY       UNREALIZED
                                                     RETAINED       TRANSLATION      INVESTMENT        TOTAL
                                                     EARNINGS       ADJUSTMENTS        GAINS           EQUITY
                                                    ---------       -----------      ----------      ---------
BALANCE, JANUARY 1, 1995 ........................   $  15,126       $     (42)       $      16       $  15,100
  Net income ....................................       1,243              --               --           1,243
  Change in foreign currency translation
    adjustments .................................          --              18               --              18
  Change in net unrealized investment gains .....          --              --            2,381           2,381
                                                    ---------       ---------        ---------       ---------

BALANCE, DECEMBER 31, 1995 ......................      16,369             (24)           2,397          18,742
  Net income ....................................       1,078              --               --           1,078
  Change in foreign currency translation
    adjustments .................................          --             (32)              --             (32)
  Change in net unrealized investment gains .....          --              --           (1,261)         (1,261)
  Additional pension liability adjustment .......          (4)             --               --              (4)
                                                    ---------       ---------        ---------       ---------

BALANCE, DECEMBER 31, 1996 ......................      17,443             (56)           1,136          18,523
  Net income ....................................         610              --               --             610
  Change in foreign currency translation
    adjustments .................................          --             (29)              --             (29)
  Change in net unrealized investment gains .....          --              --              616             616
  Additional pension liability adjustment .......          (2)             --               --              (2)
                                                    ---------       ---------        ---------       ---------
BALANCE, DECEMBER 31, 1997 ......................   $  18,051       $     (85)       $   1,752       $  19,718
                                                    =========       =========        =========       =========

                             SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
           YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN MILLIONS)


                                                                        1997             1996             1995
                                                                     ----------        ---------        ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income .....................................................   $     610         $   1,078        $   1,243
  Adjustments to reconcile net income to
   net cash provided by operating activities:
    Realized investment gains, net ...............................      (2,187)           (1,138)          (1,503)
    Policy charges and fee income ................................        (258)             (208)            (201)
    Interest credited to policyholders' account balances .........       2,043             2,128            2,616
    Depreciation and amortization ................................         258               266              398
    Other, net ...................................................       4,681            (1,180)          (2,628)
    Loss (gain) on divestitures ..................................        --                (116)             297
    Change in:
      Deferred policy acquisition costs ..........................         143              (122)            (214)
      Policy liabilities and insurance reserves ..................       2,477             2,471            2,382
      Securities purchased under agreements to resell ............      (3,314)             (217)             461
      Trading account assets .....................................      (1,825)             (433)           2,579
      Income taxes receivable/payable ............................      (1,391)             (937)             194
      Cash collateral for borrowed securities ....................      (2,631)             (332)              25
      Broker-dealer client receivables/payables ..................        (672)             (607)            (420)
      Securities sold but not yet purchased ......................       1,633               251             (225)
      Securities sold under agreements to repurchase .............       4,844              (490)            (712)
                                                                     ---------         ---------        ---------
       CASH FLOWS FROM OPERATING ACTIVITIES ......................   $   4,411         $     414        $   4,292
                                                                     ---------         ---------        ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the sale/maturity of:
   Fixed maturities, available for sale ..........................   $ 123,550         $ 123,368        $  97,084
   Fixed maturities, held to maturity ............................       4,042             4,268            3,767
   Equity securities, available for sale .........................       2,572             2,162            2,370
   Mortgage loans on real estate .................................       4,299             5,731            5,553
   Investment real estate ........................................       1,842               615              435
   Other long-term investments ...................................       5,081             3,203            3,385
   Divestitures ..................................................        --                  52              790
  Payments for the purchase of:
   Fixed maturities, available for sale ..........................    (129,854)         (125,093)        (101,197)
   Fixed maturities, held to maturity ............................      (2,317)           (2,844)          (6,803)
   Equity securities, available for sale .........................      (2,461)           (2,384)          (1,391)
   Mortgage loans on real estate .................................      (3,363)           (1,906)          (3,015)
   Investment real estate ........................................        (241)             (142)            (387)
   Other long-term investments ...................................      (4,148)           (2,060)          (1,849)
  Cash collateral for securities loaned (net) ....................       5,668             2,891            3,471
  Short-term investments (net) ...................................      (2,848)           (1,915)           2,793
                                                                     ---------         ---------        ---------
       CASH FLOWS FROM INVESTING ACTIVITIES ......................   $   1,822         $   5,946        $   5,006
                                                                     ---------         ---------        ---------

                              SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

              YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN MILLIONS)


                                                                        1997              1996             1995
                                                                     ---------         ---------         ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account deposits ................................   $   5,020         $   2,799         $   2,724
  Policyholders' account withdrawals .............................      (9,873)           (8,099)           (9,164)
  Net increase(decrease) in short-term debt ......................         305               583            (3,077)
  Proceeds from the issuance of long-term debt ...................         324                93               763
  Repayments of long-term debt ...................................        (464)           (1,306)              (30)
                                                                     ---------         ---------         ---------

       CASH FLOWS USED IN FINANCING ACTIVITIES ...................      (4,688)           (5,930)           (8,784)
                                                                     ---------         ---------         ---------

NET INCREASE IN CASH .............................................       1,545               430               514

CASH, BEGINNING OF YEAR ..........................................       2,091             1,661             1,147
                                                                     ---------         ---------         ---------

CASH, END OF YEAR ................................................   $   3,636         $   2,091         $   1,661
                                                                     =========         =========         =========

SUPPLEMENTAL CASH FLOW INFORMATION:

Income taxes paid ................................................   $     968         $     793         $     430
                                                                     ---------         ---------         ---------

Interest paid ....................................................   $   1,243         $   1,404         $   1,413
                                                                     ---------         ---------         ---------


                                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS

    The Prudential Insurance Company of America and its subsidiaries (collectively, "the Company") provide insurance and financial services throughout the United States and many locations worldwide. Principal products and services provided include life and health insurance, annuities, pension and retirement related investments and administration, managed healthcare, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION

    The consolidated financial statements include the accounts of the Prudential Insurance Company of America, a mutual life insurance company, and its subsidiaries, and those partnerships and joint ventures in which the Company has a controlling interest. The consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). All significant intercompany balances and transactions have been eliminated.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

    INVESTMENTS

    FIXED MATURITIES classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." The amortized cost of fixed maturities are written down to estimated fair value when considered impaired and the decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale," net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Net unrealized investment gains."

    TRADING ACCOUNT ASSETS are carried at estimated fair value.

    EQUITY SECURITIES, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Net unrealized investment gains."

     MORTGAGE LOANS ON REAL ESTATE are stated primarily at unpaid principal balances, net of unamortized discounts and allowance for losses on impaired loans. Impaired loans are identified by management as loans in which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured based on the present value of expected future cash flows, discounted at the loan's effective interest rate or the fair value of the collateral, if the loan is collateral dependent. The Company's periodic evaluation of the adequacy of the allowance for losses is based on a number of factors, including past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans.

    Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues the accrual of interest on impaired loans after the loans are 90 days delinquent as to principal or interest or earlier when management has serious doubts about collectibility. When a loan is recognized as

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


    impaired, any accrued but unpaid interest previously recorded on such loan is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.

    INVESTMENT REAL ESTATE, which the Company has the intent to hold for the production of income, is carried at depreciated cost less any write-downs to fair value for impairment losses. Depreciation on real estate is computed using the straight-line method over the estimated lives of the properties. Real estate to be disposed of is carried at the lower of depreciated cost or fair value less selling costs and is not depreciated once classified as such.

    POLICY LOANS are carried at unpaid principal balances.

    SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL AND SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession of securities purchased under agreements to resell. The market value of securities to be repurchased is monitored, and additional collateral is requested, where appropriate, to protect against credit exposure.

    SECURITIES BORROWED AND SECURITIES LOANED are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the Consolidated Statements of Financial Position. Substantially, all the Company's securities borrowed contracts are with other brokers and dealers, commercial banks and institutional clients. Substantially, all of the Company's securities loaned are with large brokerage firms.

    These transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

    SHORT-TERM INVESTMENTS, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

    OTHER LONG-TERM INVESTMENTS primarily represent the Company's investments in joint ventures and partnerships in which the Company does not have control and derivatives held for purposes other than trading. Joint venture and partnership investments are recorded using the equity method of accounting, reduced for other than temporary declines in value.

    REALIZED INVESTMENT GAINS, NET are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Allowances for losses on mortgage loans on real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains, net." Unrealized gains and losses on trading account assets are included in "Commissions and other income."

    CASH

    Cash includes cash on hand, amounts due from banks, and money market instruments.

    DEFERRED POLICY ACQUISITION COSTS

    The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in equity.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


    For life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The effect of changes in estimated gross margins is reflected in earnings in the period they are revised. Policy acquisition costs related to interest-sensitive products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 15 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated periodically. The effect of revisions to estimated gross profits on unamortized deferred acquisition costs is reflected in earnings in the period such estimated gross profits are revised.

    For property and casualty contracts, deferred policy acquisition costs are amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

    For disability insurance, health insurance, group life insurance and most group annuities, acquisition costs are expensed as incurred.

    POLICYHOLDERS' DIVIDENDS

    The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

    SEPARATE ACCOUNT ASSETS AND LIABILITIES

    Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension fund and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statement of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

    INSURANCE REVENUE AND EXPENSE RECOGNITION

    Premiums from participating insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded using the net level premium method.

    Premiums from non-participating group annuities with life contingencies are generally recognized when due. For single premium immediate annuities and structured settlements, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

    Amounts received as payment for interest sensitive investment contracts, deferred annuities and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges, surrender charges and interest earned from the investment of these account balances. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

    For disability insurance, group life insurance, health insurance and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


    FOREIGN CURRENCY TRANSLATION ADJUSTMENTS

    Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to equity. The cumulative effect of changes in foreign exchange rates are included in "Foreign currency translation adjustments."

    COMMISSIONS AND OTHER INCOME

    Commissions and other income principally includes securities and commodities, commission revenues, asset management fees, investment banking revenue and realized and unrealized gains on trading account assets of the Company's broker-dealer subsidiary.

    DERIVATIVE FINANCIAL INSTRUMENTS

    Derivatives include swaps, forwards, futures, options and loan commitments subject to market risk, all of which are used by the Company in both trading and other than trading activities. Income and expenses related to derivatives used to hedge are recorded on the accrual basis as an adjustment to the carrying amount or to the yield of the related assets or liabilities over the periods covered by the derivative contracts. Gains and losses relating to early terminations of interest rate swaps used to hedge are deferred and amortized over the remaining period originally covered by the swap. Gains and losses relating to derivatives used to hedge the risks associated with anticipated transactions are deferred and utilized to adjust the basis of the transaction once it has closed. If it is determined that the transaction will not close, such gains and losses are included in "Realized investment gains, net."

    DERIVATIVES HELD FOR TRADING PURPOSES are used in the Company's securities broker-dealer business and in a limited-purpose swap subsidiary to meet the risk management needs of its customers by structuring transactions that allow customers to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities and when possible, matched trading positions are established to minimize risk to the Company. Derivatives used for trading purposes are recorded at fair value as of the reporting date. Realized and unrealized changes in fair values are included in "Commissions and other income" in the period in which the changes occur.

    DERIVATIVES HELD FOR PURPOSES OTHER THAN TRADING are primarily used to hedge or reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix consistent with the Company's risk management activities.

    INCOME TAXES

    The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual insurance companies' earnings. Income taxes include an estimate for changes in the total equity tax to be paid for current and prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

    Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion which management believes is more likely than not to be realized.

    NEW ACCOUNTING PRONOUNCEMENTS

    In June 1996, the Financial Accounting Standards Board ("FASB") issued the Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


    125"). The statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities and provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS 125 became effective January 1, 1997 and is to be applied prospectively. Subsequent to June 1996, FASB issued SFAS No. 127 "Deferral of the Effective Date of Certain Provisions of SFAS 125" ("SFAS 127"). SFAS 127 delays the implementation of SFAS 125 for one year for certain provisions, including repurchase agreements, dollar rolls, securities lending and similar transactions. The Company will delay implementation with respect to those affected provisions. Adoption of SFAS 125 has not and will not have a material impact on the Company's results of operations, financial condition and liquidity.

    In June of 1997, FASB issued SFAS No. 130, "Reporting Comprehensive Income," which is effective for years beginning after December 15, 1997. This statement defines comprehensive income as "the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources, excluding investments by owners and distributions to owners" and establishes standards for reporting and displaying comprehensive income and its components in financial statements. The statement requires that the Company classify items of other comprehensive income by their nature and display the accumulated balance of other comprehensive income separately from retained earnings in the equity section of the Statement of Financial Position. In addition, reclassification of financial statements for earlier periods must be provided for comparative purposes.

    RECLASSIFICATIONS

    Certain amounts in the prior years have been reclassified to conform to current year presentation.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. INVESTMENTS


   FIXED MATURITIES AND EQUITY SECURITIES

   The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) as of December 31:


                                                                                     1997
                                                      ------------------------------------------------------------------
                                                                             GROSS             GROSS
                                                         AMORTIZED        UNREALIZED        UNREALIZED        ESTIMATED
                                                           COST              GAINS            LOSSES         FAIR VALUE
                                                      --------------    --------------    --------------    ------------
FIXED MATURITIES AVAILABLE FOR SALE                                              (IN MILLIONS)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies.........  $        9,755    $          783    $           --    $     10,538

Obligations of U.S. states and
   their political subdivisions.....................           1,375                93                --           1,468

Foreign government bonds............................           3,177               218                17           3,378

Corporate securities................................          49,997             2,601               144          52,454

Mortgage-backed securities..........................           6,828               210                 5           7,033

Other fixed maturities..............................             364                35                --             399
                                                      --------------    --------------    --------------    ------------
Total fixed maturities available for sale...........  $       71,496    $        3,940    $          166    $     75,270
                                                      ==============    ==============    ==============    ============
EQUITY SECURITIES AVAILABLE FOR SALE................  $        2,376    $          680    $          246    $      2,810
                                                      ==============    ==============    ==============    ============


                                                                                     1997
                                                      ------------------------------------------------------------------
                                                                             GROSS             GROSS
                                                         AMORTIZED        UNREALIZED        UNREALIZED         ESTIMATED
                                                           COST              GAINS            LOSSES          FAIR VALUE
                                                      --------------    --------------    --------------    ------------
FIXED MATURITIES HELD TO MATURITY                                                (IN MILLIONS)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies.........  $           88    $            -    $            -    $         88

Obligations of U.S. states and
  their political subdivisions......................             152                 4                 1             155

Foreign government bonds............................              33                 5                 -              38

Corporate securities................................          18,282             1,212                34          19,460

Mortgage-backed securities..........................               1                 -                 -               1

Other fixed maturities..............................             144                 8                 -             152
                                                      --------------    --------------    --------------    ------------
Total fixed maturities held to maturity.............  $       18,700    $        1,229    $           35    $     19,894
                                                      ==============    ==============    ==============    ============


                                         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                          NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


3. INVESTMENTS (CONTINUED)

                                                                                     1996
                                                     -------------------------------------------------------------------
                                                                             GROSS             GROSS
                                                         AMORTIZED        UNREALIZED        UNREALIZED         ESTIMATED
                                                           COST              GAINS            LOSSES          FAIR VALUE
                                                     ---------------    --------------    --------------    ------------
FIXED MATURITIES AVAILABLE FOR SALE                                              (IN MILLIONS)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies.........  $       10,618    $          361    $           77    $     10,902

Obligations of U.S. states and
  their political subdivisions......................           1,104                29                 2           1,131

Foreign government bonds............................           2,814               137                12           2,939

Corporate securities................................          43,593             1,737               284          45,046

Mortgage-backed securities..........................           6,377               140                21           6,496

Other fixed maturities..............................              39                 1                 1              39
                                                     ---------------    --------------    --------------    ------------

Total fixed maturities available for sale........... $        64,545    $        2,405    $          397    $     66,553
                                                     ===============    ==============    ==============    ============

EQUITY SECURITIES AVAILABLE FOR SALE................ $         2,103    $          659    $          140    $      2,622
                                                     ===============    ==============    ==============    ============

                                                                                     1996
                                                     -------------------------------------------------------------------
                                                                             GROSS             GROSS
                                                         AMORTIZED        UNREALIZED        UNREALIZED         ESTIMATED
                                                           COST              GAINS            LOSSES          FAIR VALUE
                                                     ---------------    --------------    --------------    ------------
FIXED MATURITIES HELD TO MATURITY                                                (IN MILLIONS)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies......... $           309    $            3    $            6    $        306

Obligations of U.S. states and
  their political subdivisions......................               7                --                --               7

Foreign government bonds............................             162                11                --             173

Corporate securities................................          19,886             1,033                82          20,837

Mortgage-backed securities..........................              26                --                --              26

Other fixed maturities..............................              13                --                --              13
                                                     ---------------    --------------    --------------    ------------
Total fixed maturities held to maturity............. $        20,403    $        1,047    $           88    $     21,362
                                                     ===============    ==============    ==============    ============

                          INSURANCE COMPANY OF AMERICA
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. INVESTMENTS (CONTINUED)


   The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 1997, is shown below:

                                                            AVAILABLE FOR SALE                HELD TO MATURITY
                                                   --------------------------------    ------------------------------
                                                                       ESTIMATED                          ESTIMATED
                                                     AMORTIZED           FAIR               AMORTIZED       FAIR
                                                       COST              VALUE                COST          VALUE
                                                   --------------    --------------    --------------    ------------
                                                            (IN MILLIONS)                       (IN MILLIONS)
   Due in one year or less.......................  $        1,991    $        2,011    $          686    $        695
   Due after one year through five years.........          18,916            19,226             4,496           4,659
   Due after five years through ten years........          16,776            17,494             7,161           7,551
   Due after ten years...........................          26,985            29,506             6,356           6,988

   Mortgage-backed securities....................           6,828             7,033                 1               1
                                                   --------------    --------------    --------------    ------------
   Total.........................................  $       71,496    $       75,270    $       18,700    $     19,894
                                                   ==============    ==============    ==============    ============

   Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations

   Proceeds from the repayment of held to maturity fixed maturities during 1997, 1996 and 1995 were $4,042 million, $4,268 million, and $3,767 million, respectively. Gross gains of $62 million, $78 million, and $27 million, and gross losses of $1 million, $7 million, and $0.2 million were realized on prepayment of held to maturity fixed maturities during 1997, 1996 and 1995, respectively.

   Proceeds from the sale of available for sale fixed maturities during 1997, 1996 and 1995 were $120,604 million, $121,910 million and $96,134 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 1997, 1996 and 1995 were $2,946 million, $1,458 million, and $950 million, respectively. Gross gains of $1,310 million, $1,562 million, and $2,052 million and gross losses of $639 million, $1,026 million, and $941 million were realized on sales and prepayments of available for sale fixed maturities during 1997, 1996 and 1995, respectively.

   Write downs for impairments of fixed maturities which were deemed to be other than temporary were $13 million, $54 million and $100 million for the years 1997, 1996 and 1995, respectively.

   During the year ended December 31, 1997, there were no securities classified as held to maturity that were sold and two securities so classified were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The aggregate amortized cost of the securities transferred was $26 million with gross unrealized investment gains of $0.5 million charged to "Net unrealized investment gains."

   During the year ended December 31, 1996, one security classified as held to maturity was sold and two securities so classified were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The amortized cost of the security sold was $35 million with a related realized investment loss of $0.7 million; the aggregate amortized cost of the securities transferred was $26 million with gross unrealized investment losses of $6 million charged to "Net unrealized investment gains."

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


     MORTGAGE LOANS ON REAL ESTATE

     The Company's mortgage loans were collateralized by the following property types at December 31:

                                                                 1997                                  1996
                                                 ---------------------------------      --------------------------------
                                                                                (IN MILLIONS)
Office buildings...............................  $         4,692             28.5%      $        6,056             34.4%
Retail stores..................................            3,078             18.7%               3,676             20.9%
Residential properties.........................              891              5.4%                 961              5.4%
Apartment complexes............................            3,551             21.6%               2,954             16.8%
Industrial buildings...........................            1,958             11.9%               1,807             10.3%
Agricultural properties........................            1,666             10.1%               1,550              8.8%
Other..........................................              618              3.8%                 608              3.4%
                                                 ---------------         ---------      --------------            ------
                                       Subtotal           16,454            100.0%              17,612            100.0%
                                                                         =========                                ======
Allowance for losses...........................             (450)                                 (515)
                                                 ---------------                        --------------
Net carrying value.............................  $        16,004                        $       17,097
                                                 ===============                        ==============

     The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (25.3%) and New York (8.3%) at December 31, 1997. Included in the above balances are mortgage loans receivable from affiliated joint ventures of $225 million and $461 million at December 31, 1997 and 1996, respectively.

     Activity in the allowance for losses for all mortgage loans, for the years ended December 31, is summarized as follows:

                                                                1997               1996              1995
                                                          ----------------   ----------------   ---------------
                                                                              (IN MILLIONS)
Allowance for losses, beginning of year..............     $            515   $            862   $         1,004
Additions charged to operations......................                   19                  9                 6
Release of allowance for losses......................                  (60)              (256)              (32)
Charge-offs, net of recoveries.......................                  (24)              (100)             (116)
                                                           ---------------   ----------------   ---------------
Allowance for losses, end of year....................     $            450   $            515   $           862
                                                          ================   ================   ===============

     The $60 million, $256 million and $32 million reduction of the mortgage loan allowance for losses in 1997, 1996 and 1995, respectively, is primarily attributable to the improved economic climate, changes in the nature and mix of borrowers and underlying collateral and a significant decrease in impaired loans consistent with a general decrease in the mortgage loan portfolio due to prepayments, sales and foreclosures.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


     Impaired mortgage loans and related allowance for losses at December 31, are as follows:

                                                                        1997                     1996
                                                                 -----------------        ------------------
                                                                               (IN MILLIONS)
Impaired mortgage loans with allowance for losses .............  $             330        $              941
Impaired mortgage loans with no allowance for losses ..........              1,303                     1,491
Allowance for losses ..........................................                (97)                     (189)
                                                                 -----------------        ------------------
Net carrying value of impaired mortgage loans .................  $           1,536        $            2,243
                                                                 =================        ==================

     Impaired mortgage loans with no provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $2,102 million, $2,842 million and $4,146 million during 1997, 1996 and 1995, respectively. Net investment income recognized on these loans totaled $140 million, $265 million and $415 million for the years ended December 31, 1997, 1996 and 1995, respectively.

     INVESTMENT REAL ESTATE

     The Company's "investment real estate" of $1,519 million and $2,586 million at December 31, 1997 and 1996, respectively, is held through direct ownership. Of the Company's real estate, $1,490 million and $406 million consists of commercial and agricultural assets held for disposal at December 31, 1997 and 1996, respectively. Impairment losses and the valuation allowances aggregated $40 million, $38 million and $124 million for the years ended December 31, 1997, 1996 and 1995, respectively, and are included in "Realized investment gains, net."

     RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $2,783 million and $2,453 million at December 31, 1997 and 1996, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $2,352 million at December 31, 1997, were held in voluntary trusts. Of this amount, $1,801 million related to the multi-state policyholder settlement as described in Note 14. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders. The terms of these trusts provide that the assets are to be used for payment of the designated settlement and dividend benefits, as the case may be. Assets valued at $741 million and $3,414 million at December 31, 1997 and 1996, respectively, were maintained as compensating balances or pledged as collateral for bank loans and other financing agreements. Restricted cash and securities of $1,835 million and $1,614 million at December 31, 1997, and 1996, respectively, were included in the consolidated financial statements. The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

     OTHER LONG-TERM INVESTMENTS

     The Company's "Other long-term investments" of $3,360 million and $2,995 million as of December 31, 1997 and 1996, respectively, are composed of $1,349 million and $832 million in real estate related interests and $2,011 million and $2,163 million of non-real estate related interests, including a $149 million net investment in a leveraged lease entered into in 1997. The Company's share of net income from such entities was $411 million, $245 million, and $326 million for 1997, 1996, and 1995, respectively, and is reported in "Net investment income."

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


     INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     NET INVESTMENT INCOME arose from the following sources for the years ended December 31:


                                                                   1997             1996            1995
                                                              --------------   --------------   -----------
                                                                              (IN MILLIONS)
Fixed maturities-available for sale........................   $        5,074   $        4,871  $       4,774
Fixed maturities-held to maturity..........................            1,622            1,793          1,717
Trading account assets.....................................              504              444            588
Equity securities-available for sale ......................               52               81             57
Mortgage loans on real estate..............................            1,555            1,690          2,075
Real estate ...............................................              565              685            742
Policy loans...............................................              396              384            392
Securities purchased under agreements to resell............               15               11             19
Receivables from broker-dealer clients.....................              706              579            678
Short-term investments.....................................              697              536            590
Other investment income....................................              573              725            983
                                                              --------------   --------------  -------------
Gross investment income....................................           11,759           11,799         12,615
Less investment expenses...................................           (1,896)          (2,057)        (2,437)
                                                              --------------   --------------  -------------
Net investment income......................................   $        9,863   $        9,742  $      10,178
                                                              ==============   ==============  =============

     REALIZED INVESTMENT GAINS, NET, including changes in allowances for losses and charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:


                                                                   1997             1996            1995
                                                              --------------   --------------   -----------
                                                                               (IN MILLIONS)
Fixed maturities.......................................       $          684   $          513   $     1,180
Mortgage loans on real estate .........................                   68              248            67
Investment real estate ................................                  700               76           (19)
Equity securities-available for sale ..................                  363              267           400
Other gains (losses)...................................                  372               34          (125)
                                                              --------------   --------------   -----------

Realized investment gains, net.........................       $        2,187   $        1,138   $     1,503
                                                              ==============   ==============   ===========


     NET UNREALIZED INVESTMENT GAINS on securities available for sale are included in the consolidated statement of financial position as a component of equity, net of tax. Changes in these amounts for the years ended December 31, are as follows:


                                                                       1997                  1996
                                                                -----------------     -----------------
                                                                             (IN MILLIONS)
Balance, beginning of year.................................     $          1,136      $           2,397
Changes in unrealized investment
  gains(losses) attributable to:
   Fixed maturities .......................................                1,766                 (2,892)
   Equity securities.......................................                  (85)                   254
   Participating group annuity contracts...................                 (564)                   479
   Deferred policy acquisition costs.......................                 (154)                   261
   Deferred federal income taxes...........................                 (347)                   637
                                                                -----------------     -----------------
   Sub-total...............................................                  616                 (1,261)
                                                                -----------------     -----------------
Balance, end of year.......................................     $          1,752      $           1,136
                                                                =================     =================

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


     Based on the carrying value, assets categorized as "non-income producing" for the year ended December 31, 1997 included in fixed maturities available for sale, mortgage loans on real estate and other long term investments totaled $26 million, $93 million and $7 million, respectively.

4.   DEFERRED POLICY ACQUISITION COSTS

     The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:



                                                                   1997             1996            1995
                                                              --------------   --------------   -----------
                                                                               (IN MILLIONS)
Balance, beginning of year ............................       $        6,291   $        6,088   $     6,403
Capitalization of commissions, sales and issue expenses                1,049              931           919
Amortization and other adjustments.....................               (1,192)            (989)         (783)
Change in unrealized investment gains .................                 (154)             261          (451)
                                                              --------------   --------------   -----------
Balance, end of year ..................................       $        5,994   $        6,291   $     6,088
                                                              ==============   ==============   ===========


5.   FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' LIABILITIES

     FUTURE POLICY BENEFITS at December 31 are as follows:


                                                                       1997                  1996
                                                                -----------------     -----------------
                                                                             (IN MILLIONS)
Life insurance ............................................     $         46,712      $          44,118
Annuities .................................................               15,469                 14,828
Other contract liabilities ................................                3,400                  5,009
                                                                -----------------     -----------------
Future policy benefits ....................................     $         65,581      $          63,955
                                                                =================     =================

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends, premium deficiency reserves and certain health benefits. Annuity liabilities include reserves for immediate annuities and non-participating group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

The following table highlights the key assumptions generally utilized in calculating these reserves:


          PRODUCT                  MORTALITY                INTEREST RATE            ESTIMATION METHOD
-------------------------     ------------------------      ---------------          ------------------------
Life insurance                Generally rates               2.5% to 7.5%             Net level premium
                              guaranteed in calculating                              based on non-forfeiture
                              cash surrender values                                  interest rate

Individual immediate          1983 Individual               3.25% to 11.25%          Present value of
annuities                     Annuity Mortality                                      expected future payments
                              Table with certain                                     based on historical
                              modifications                                          experience

Group annuities in            1950 Group                    3.75% to 17.35%          Present value of
payout status                 Annuity Mortality                                      expected future payments
                              Table  with certain                                    based on historical
                              modifications                                          experience

Other contract liabilities    --                            6.0% to 7.0%             Present value of
                                                                                     expected future payments
                                                                                     based on historical
                                                                                     experience

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


5.   FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' LIABILITIES (CONTINUED)

     For the above categories, premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses. A premium deficiency reserve has been recorded for the group single premium annuity business, which consists of limited-payment, long duration, traditional non-participating annuities. A liability of $1,645 million and $1,320 million is included in "Future policy benefits" with respect to this deficiency for the years ended December 31, 1997 and 1996, respectively.

     POLICYHOLDERS' ACCOUNT BALANCES at December 31, are as follows:


                                                                          1997            1996
                                                                       ---------       ---------
                                                                             (IN MILLIONS)
     Individual annuities........................................      $   5,695       $   6,408
     Group annuities & guaranteed investment contracts...........         19,053          21,706
     Interest-sensitive life contracts...........................          3,160           2,888
     Dividend accumulations......................................          5,033           5,007
                                                                       ---------       ---------
     Policyholders' account balances.............................      $  32,941       $  36,009
                                                                       =========       =========

     Policyholders' account balances for interest-sensitive life and investment-type contracts are equal to policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges.

     Certain contract provisions that determine the policyholder account balances are as follows:

                                                                               WITHDRAWAL/
    PRODUCT                                      INTEREST RATE              SURRENDER CHARGES
    -----------------------------------   ------------------------    -------------------------------------
    Individual annuities                  3.1% to 6.6%                0% to 8% for up to 8 years

    Group annuities                       5.0% to 12.7%               Contractually  limited  or  subject to
                                                                      market value adjustments

    Guaranteed investment contracts       3.9% to 14.34%              Subject  to  market  value  withdrawal
                                                                      provisions  for  any  funds  withdrawn
                                                                      other than for benefit  responsive and
                                                                      contractual payments

    Interest sensitive life contracts     4.0% to 6.5%                Various up to 10 years

    Dividend accumulations                3.0% to 4.0%

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


5.   FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' LIABILITIES (CONTINUED)

     OTHER POLICYHOLDERS' LIABILITIES. The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expense for property and casualty and accident and health insurance, which is included in "Other policyholder's liabilities" at December 31:

                                                                          1997         1996          1995
                                                                      ----------    ----------    ----------
                                                                                  (IN MILLIONS)
     Balance at January 1.........................................    $    6,043    $    5,933    $    7,983
       Less reinsurance recoverables..............................           563           572           865
                                                                      ----------    ----------    ----------

     Net balance at January 1.....................................         5,480         5,361         7,118
                                                                      ----------    ----------    ----------

     Incurred related to:
       Current year...............................................        10,691        10,281        10,534
       Prior years................................................            11           (91)          141
                                                                      ----------    ----------    ----------

     Total incurred...............................................        10,702        10,190        10,675
                                                                      ----------    ----------    ----------

     Paid related to:
       Current year...............................................         7,415         7,497         7,116
       Prior years................................................         2,651         2,574         2,800
                                                                      ----------    ----------    ----------

     Total paid...................................................        10,066        10,071         9,916
                                                                      ----------    ----------    ----------
     Less Reinsurance
       Segment....................................................            --            --         2,516
                                                                      ----------    ----------    ----------

     Net balance at December 31...................................         6,116         5,480         5,361
       Plus reinsurance recoverables..............................           543           563           572
                                                                      ----------    ----------    ----------

     Balance at December 31.......................................    $    6,659    $    6,043    $    5,933
                                                                      ==========    ==========    ==========

     The changes in provision for claims and claim adjustment expenses related to prior years of $11 million, $(91) million and $141 million in 1997, 1996 and 1995, respectively, are due to such factors as changes in claim cost trends in healthcare, an accelerated decline in indemnity health business, and lower than anticipated property and casualty unpaid claims and claim adjustment expenses.

     The other policyholders' liabilities presented above consist primarily of unpaid claim liabilities which include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the statement of operations periodically as the estimates are revised. Accident and health unpaid claims liabilities for 1997 and 1996 included above are discounted using interest rates ranging from 6.0% to 7.5%.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


6.   SHORT-TERM AND LONG-TERM DEBT

     Debt consists of the following at December 31:

     SHORT-TERM DEBT

                                                                         1997                     1996
                                                                    --------------           --------------
                                                                                (IN MILLIONS)
     Commercial paper..........................................     $        4,268           $        4,511
     Notes payable.............................................              2,151                    1,614
     Current portion of long-term debt.........................                355                      437
                                                                    --------------           --------------

          Total short-term debt................................     $        6,774           $        6,562
                                                                    ==============           ==============

     The weighted average interest rate on outstanding short-term debt was approximately 6.0% and 5.6% at December 31, 1997 and 1996, respectively.

     The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. Commercial paper borrowings are supported by various lines of credit.

     LONG-TERM DEBT

     DESCRIPTION                                        MATURITY DATES          RATE             1997            1996
     ------------------------------------             -----------------    --------------      ---------       ----------
                                                                                                     (IN MILLIONS)
     Floating rate notes ("FRN")                              1998               6.5%          $       40      $      128
     Long term notes                                      1998 - 2023          4% - 12%             1,194           1,023
     Zero coupon notes                                    1998 - 1999          8.6% (a)               334             365
     Australian dollar notes                                  1997                9%                   --              55
     Canadian dollar notes                                1997 - 1998        7.0% - 9.125%            117             320
     Japanese yen notes                                   1998 - 2000         0.5% - 4.6%             178              90
     Swiss francs notes                                       1998              3.875%                120             103
     Canadian dollar FRN                                      2003               5.89%                 96              96
     Surplus notes                                        2003 - 2025        6.875% - 8.3%            986             985
     Commercial paper backed by long-term
        credit agreements                                                                           1,500           1,000
     Other notes payable                                  1998 - 2017          4% - 7.5%               63              32
                                                                                               ----------      ----------
     Sub-total.............................................................................         4,628           4,197
        Less: current portion of long-term debt............................................          (355)           (437)
                                                                                               ----------      ----------
     Total long-term debt..................................................................    $    4,273      $    3,760
                                                                                               ==========      ==========

     (a) The rate shown for zero coupon notes, which do not bear interest, represents a level yield to maturity.

     Payment of interest and principal on the surplus notes of $686 million issued after 1993 may be made only with the prior approval of the Commissioner of Insurance of the State of New Jersey.

     In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by formulas and may be subject to certain minimum or maximum rates.

     Scheduled principal repayments of long-term debt as of December 31, 1997, are as follows: $357 million in 1998, $808 million in 1999, $260 million in 2000, $32 million in 2001, $1,814 million in 2002 and $1,379 million thereafter.

     At December 31, 1997, the Company had $8,257 million in lines of credit from numerous financial institutions of which $5,160 million were unused. These lines of credit generally have terms ranging from 1 to 5 years.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.   EMPLOYEE BENEFIT PLANS

     PENSION PLANS

     The Company has one funded non-contributory defined benefit pension plan, which covers substantially all of its employees. The Company also has several non-contributory non-funded defined benefit plans covering certain executives. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Service contribution guidelines.

     Prepaid and accrued pension costs are included in "Other assets" and "Other liabilities," respectively, in the Company's consolidated statements of financial position. The status of these plans as of September 30, adjusted for fourth quarter activity related to funding activity and contractual termination benefits is summarized below:


                                                                 1997                                   1996
                                                  ---------------------------------      --------------------------------
                                                       ASSETS          ACCUMULATED           ASSETS          ACCUMULATED
                                                       EXCEED           BENEFITS             EXCEED           BENEFITS
                                                    ACCUMULATED          EXCEED            ACCUMULATED         EXCEED
                                                      BENEFITS           ASSETS             BENEFITS           ASSETS
                                                  ---------------    --------------      --------------     -------------
                                                                                (IN MILLIONS)
     Actuarial present value of
       benefit obligation:
       Vested benefit obligation..............      $     (4,129)     $       (205)        $    (3,826)     $        (180)
                                                    ============      ============         ===========      =============

       Accumulated benefit obligation.........      $     (4,434)     $       (226)        $    (4,121)     $        (198)
                                                    ============      ============         ===========      =============

     Projected benefit obligation.............      $     (5,238)     $       (319)        $    (4,873)     $        (274)

     Plan assets at fair value................             8,489                --               7,306                 --
                                                    ------------      ------------         -----------      -------------
     Plan assets in excess of (less than)
       projected benefit obligation...........             3,251              (319)              2,433               (274)
     Unrecognized transition amount...........              (662)                1                (769)                 1
     Unrecognized prior service cost..........               317                10                 356                 11
     Unrecognized net (gain) loss.............            (1,689)               45                (916)                16
     Additional minimum liability.............                --               (11)                 --                (10)
     Effect of fourth quarter activity........               (67)                4                 (98)                 4
                                                    ------------      ------------         -----------      -------------
     Prepaid (accrued) pension cost
       at December 31.........................      $      1,150      $       (270)        $     1,006      $        (252)
                                                    ============      ============         ===========      =============

     Plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $6,022 million and $5,668 million are included in Separate Account assets and liabilities at December 31, 1997 and 1996, respectively.

     Effective December 31, 1996, The Prudential Securities Incorporated Cash Balance Plan (the "PSI Plan") was merged into The Retirement System for United States Employees and Special Agents of The Prudential Insurance Company of America (the "Prudential Plan"). The name of the merged plan is The Prudential Merged Retirement Plan ("Merged Retirement Plan"). All of the assets of the Merged Retirement Plan are available to pay benefits to participants and their beneficiaries who are covered by the Merged Retirement Plan. The merger of the plans had no effect on the December 31, 1996 consolidated financial position or results of operations.

     During 1996, the Prudential Plan was amended to provide cost of living adjustments for retirees. The effect of this plan amendment increased benefit obligations and unrecognized prior service cost by $170 million at September 30, 1996. In addition, the Prudential Plan was amended to provide contractual termination benefits to certain plan participants who were notified between September 15, 1996 and December 31, 1997 that their employment had been terminated. During 1997, the Prudential Retirement Plan Document, a component of the Merged Retirement Plan was amended to extend the contractual termination benefits to December 31, 1998. Costs related to these amendments are reflected below in contractual termination benefits.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.   EMPLOYEE BENEFIT PLANS (CONTINUED)

     Net periodic pension income included in "General and administrative expenses" in the Company's consolidated statement of operations for the years ended December 31, 1997, 1996 and 1995 include the following components:


                                                                     1997                1996                 1995
                                                                --------------       -------------       --------------
                                                                                     (IN MILLIONS)
     Service cost-benefits earned during the year.........      $          127       $         140       $          133
     Interest cost on projected benefit obligation........                 376                 354                  392
     Actual return on plan assets.........................              (1,693)               (748)              (1,288)
     Net amortization and deferral........................               1,012                  73                  629
     Contractual termination benefits.....................                  30                  63                   --
                                                                --------------       -------------       --------------
     Net periodic pension income..........................      $         (148)      $        (118)      $         (134)
                                                                ==============       =============       ==============

     The assumptions at September 30 used by the Company are to calculate the projected benefit obligations as of that date and determine the pension expense for the following fiscal year:


                                                                       1997                1996                 1995
                                                                  --------------       -------------       --------------

     Discount rate..........................................           7.25%               7.75%                7.50%

     Rate of increase in compensation levels................           4.50%               4.50%                4.50%

     Expected long-term rate of return on plan assets.......           9.50%               9.50%                9.00%

     OTHER POSTRETIREMENT BENEFITS

     The Company provides certain life insurance and health care benefits for its retired employees, their beneficiaries and covered dependents. Substantially all of the Company's employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service, or under circumstances after age 50 with at least 20 years of continuous service.

     The Company has elected to amortize its transition obligation over 20 years. Post-retirement benefits are funded as considered necessary by Company management. The Company's funding of its postretirement benefit obligations totaled $43 million, $38 million and $94 million in 1997, 1996 and 1995, respectively.

     In 1995 the Company modified the restrictions on certain post-retirement plan assets to allow these assets to be used for benefits related to both active and retired employees. Formerly, these benefits were available only for retired employees. In connection with this modification, the Company transferred $120 million from one of these plans in 1995. Of the $120 million transferred, $45 million went to Union Post-Retirement Benefits and $75 million went to Union Medical Benefits.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.   EMPLOYEE BENEFIT PLANS (CONTINUED)

     The status of the plan at September 30, adjusted for assets transferred to the plan in the fourth quarter, is provided below. Accrued post-retirement benefit costs are included in "Other liabilities" in the Company's consolidated statement of financial position.

                                                                                  1997            1996
                                                                               ----------      ----------
                                                                                     (IN MILLIONS)
     Accumulated postretirement benefit obligation (APBO):
        Retirees..........................................................     $  (1,516)      $  (1,423)
        Fully eligible active plan participants...........................           (36)            (35)
        Other active plan participants....................................          (576)           (544)
                                                                               ---------       ---------
           Total APBO.....................................................        (2,128)         (2,002)
     Plan assets at fair value............................................         1,354           1,313
                                                                               ---------       ---------
     Funded status........................................................          (774)           (689)
     Unrecognized transition amount.......................................           707             787
     Unrecognized net gain ...............................................          (364)           (428)
     Effects of fourth quarter activity...................................            33              28
                                                                               ---------       ---------
     Accrued postretirement benefit cost at December 31...................     $    (398)      $    (302)
                                                                               =========       =========

     Plan assets with respect to this coverage consist of group and individual variable life insurance policies, group life and health contracts, common stocks, U.S. government securities and short-term investments. Plan assets include $1,044 million and $1,003 million of Company insurance policies and contracts at December 31, 1997 and 1996, respectively.

     Net periodic postretirement benefit cost included in "General and administrative expenses" for the years ended December 31, 1997, 1996 and 1995 includes the following components:


                                                                       1997           1996            1995
                                                                    ----------     -----------     -----------
                                                                                  (IN MILLIONS)
     Service cost..............................................    $        38     $        45     $        44
     Interest cost.............................................            149             157             169
     Actual return on plan assets..............................           (120)           (105)           (144)
     Net amortization and deferral.............................             70              53             111
                                                                   -----------     -----------     -----------
     Net periodic postretirement benefit cost..................    $       137     $       150     $       180
                                                                   ===========     ===========     ===========

     The following assumptions at September 30 are used to calculate the APBO as of that date and determine postretirement benefit expense for the following fiscal year:


                                                                       1997            1996            1995
                                                                     ---------       ---------       ---------
     Discount rate.............................................          7.25%           7.75%           7.50%
     Rate of increase in compensation levels...................           4.5%            4.5%            4.5%
     Expected long-term rate of return on plan assets..........           9.0%            9.0%            8.0%
     Health care cost trend rates..............................      8.2-11.8%       8.5-12.5%       8.9-13.3%
     Ultimate health care cost trend rate after gradual
     decrease until 2006.......................................           5.0%            5.0%            5.0%


                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.   EMPLOYEE BENEFIT PLANS (CONTINUED)

     The effect of a 1% increase in health care cost trend rates for each future year on the following costs at December 31, are as follows:


                                                                     1997             1996             1995
                                                                  ----------       ----------       ----------
                                                                                  (IN MILLIONS)
     Accumulated postretirement benefit obligation............    $    (218)       $    (207)       $    (217)
     Service and interest costs...............................           24               25               27

     POSTEMPLOYMENT BENEFITS

     The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1997 and 1996 was $144 million and $156 million, respectively, and is included in "Other liabilities."

     OTHER EMPLOYEE BENEFITS

     The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to three percent of annual salary, resulting in $63 million, $57 million, and $61 million of expenses included in "General and administrative expenses" for 1997, 1996 and 1995, respectively.

8.   INCOME TAXES

     The components of income tax expense for the years ended December 31, were as follows:


                                                                     1997             1996             1995
                                                                  ---------        ---------        ---------
                                                                                 (IN MILLIONS)
     Current tax expense (benefit):
     U.S......................................................    $    (158)       $     255        $   1,189
     State and Iocal..........................................           48              103               38
     Foreign..................................................           64               48               66
                                                                  ---------        ---------        ---------
     Total....................................................    $     (46)       $     406        $   1,293
                                                                  =========        =========        =========

     Deferred tax expense (benefit):
     U.S......................................................    $     227        $    (442)       $    (166)
     State and Iocal..........................................            3               (2)             (10)
     Foreign..................................................           33               54                9
                                                                  ---------        ---------        ---------
     Total....................................................    $     263        $    (390)       $    (167)
                                                                  =========        =========        =========

     Total income tax expense.................................    $     217        $      16        $   1,126
                                                                  =========        =========        =========

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


8.   INCOME TAXES (CONTINUED)

     The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:


                                                                        1997         1996         1995
                                                                      --------     --------     --------
                                                                                 (IN MILLIONS)
     Expected federal income tax expense..........................    $    290     $    382     $    829
     Equity tax...................................................         (91)        (365)         163
     State and local income taxes.................................          51          100           28
     Tax-exempt interest and dividend received deduction..........         (67)         (50)         (77)
     Other........................................................          34          (51)         183
                                                                      --------     --------     --------
     Total income tax expense.....................................    $    217     $     16     $  1,126
                                                                      ========     ========     ========


     Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:


                                                                         1997             1996
                                                                       -------          --------
                                                                             (IN MILLIONS)
     Deferred tax assets
       Insurance reserves..........................................   $  1,482          $  1,316
       Policyholder dividends......................................        250               257
       Net operating loss carryforwards............................         80               268
       Depreciation................................................         --                44
       Litigation related reserves.................................        178               297
       Employee benefits...........................................         42                10
       Other.......................................................        360               329
                                                                      --------          --------
       Deferred tax assets before valuation allowance..............      2,392             2,521
       Valuation allowance.........................................        (18)              (36)
                                                                      --------          --------
       Deferred tax assets after valuation allowance...............      2,374             2,485
                                                                      --------          --------
     Deferred tax liabilities
       Investments.................................................      1,867             1,183
       Deferred acquisition costs..................................      1,525             1,707
       Depreciation................................................         36                --
       Other.......................................................         73               110
                                                                      --------          --------
       Deferred tax liabilities....................................      3,501             3,000
                                                                      --------          --------
     Net deferred tax liability....................................   $  1,127          $    515
                                                                      ========          ========


     The Company's income taxes payable of $500 million and $1,544 million includes a $627 million current income tax receivable at December 31, 1997 and a $1,029 million current income taxes payable at December 31, 1996.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


8.   INCOME TAXES (CONTINUED)

     Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its net deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1997, the Company had state non-life operating loss carryforwards for tax purposes approximating $800 million.

     The Internal Revenue Service (the "Service") has completed an examination of the consolidated federal income tax return through 1989. The Service has examined the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments, however, management believes there are adequate defenses against, or sufficient reserves to provide for, such adjustments. The Service has begun their examination of the years 1993 through 1995.

9.   EQUITY

     RECONCILIATION OF STATUTORY SURPLUS AND NET INCOME

     Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following table reconciles the Company's statutory net income and surplus as of and for the years ended December 31, determined in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance with net income and equity determined using GAAP:


                                                                          1997         1996         1995
                                                                        --------     --------     --------
                                                                                   (IN MILLIONS)
     STATUTORY NET INCOME...........................................    $  1,471     $  1,402     $    478
     Adjustments to reconcile to net income on a GAAP basis:
       Insurance revenues and expenses..............................          12         (478)        (496)
       Income taxes.................................................         601          439         (596)
       Valuation of investments.....................................         (62)         121           --
       Realized investment gains....................................         702          327        1,562
       Litigation and other reserves................................      (1,975)        (906)          --
       Other, net...................................................        (139)         173          295
                                                                        --------     --------     --------
     GAAP NET INCOME................................................    $    610     $  1,078     $  1,243
                                                                        ========     ========     ========



                                                                          1997         1996
                                                                        --------     --------
                                                                             (IN MILLIONS)
     STATUTORY SURPLUS..............................................    $  9,242     $  9,375
     Adjustments to reconcile to equity on a GAAP basis:
       Deferred policy acquisition costs............................       5,994        6,291
       Valuation of investments.....................................       8,067        5,624
       Future policy benefits and policyholder account balances.....      (2,906)      (1,976)
       Non-admitted assets..........................................       1,643        1,285
       Income taxes.................................................      (1,070)        (654)
       Surplus notes................................................        (986)        (985)
       Other, net...................................................        (266)        (437)
                                                                        --------     --------
     GAAP EQUITY....................................................    $ 19,718     $ 18,523
                                                                        ========     ========


                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.   EQUITY (CONTINUED)

     The New York State Insurance Department ("Department") recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations.

10.  OPERATING LEASES

     The Company and its subsidiaries occupy leased office space in many locations under various long-term leases and have entered into numerous leases covering the long-term use of computers and other equipment. At December 31, 1997, future minimum lease payments under non-cancelable operating leases are estimated as follows:

                                                   (IN MILLIONS)

     1998........................................     $    313

     1999........................................          277

     2000........................................          230

     2001........................................          201

     2002........................................          171

     Remaining years after 2002..................          833
                                                   -----------

     Total.......................................     $  2,025
                                                   ===========



     Rental expense incurred for the years ended December 31, 1997 and 1996 was approximately $352 million and $343 million, respectively.


11.  DIVESTITURES

     In October 1995, the Company completed the sale of its reinsurance segment, Prudential Reinsurance Holdings, Inc., through an initial public offering of common stock. As a result of the sale, an after-tax loss of $297 million was recorded in 1995.

     On January 26, 1996, the Company entered into a definitive agreement to sell substantially all the assets of Prudential Home Mortgage Company, Inc. It has also liquidated certain mortgage-backed securities and extended warehouse losses, asset write downs, and other costs directly related to the planned sale. The Company recorded an after-tax loss in 1995 of $98 million which includes operating gains and losses, asset write downs and other costs directly related with the planned sale. The net assets of the mortgage banking segment at December 31, 1995 was $78 million, comprised of $4,293 million in assets and $4,215 million in liabilities.

     On July 31, 1996, the Company sold a substantial portion of its Canadian Branch business to the London Life Insurance Company ("London Life"). This transaction was structured as a reinsurance transaction whereby London Life assumed total liabilities of the Canadian Branch equal to $3,291 million as well as a related amount of assets equal to $3,205 million. This transfer resulted in a reduction of policy liabilities of $3,257 million and a corresponding reduction in invested assets. The Company recognized an after-tax gain in 1996 of $116 million as a result of this transaction, recorded in "Realized investment gains, net."

12.  FAIR VALUE OF FINANCIAL INSTRUMENTS

     The fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the fair values (for all other financial instruments presented in the table, the carrying value approximates fair value).

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     FIXED MATURITIES AND EQUITY SECURITIES

     Fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

     MORTGAGE LOANS ON REAL ESTATE

     The fair value of the mortgage loan portfolio is primarily based upon the present value of the scheduled future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage. For certain non-performing and other loans, the fair value is based upon the present value of expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for current market spread for a similar quality mortgage.

     POLICY LOANS

     The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

     DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements discounted at the applicable zero coupon U.S. Treasury rate and swap spread. The fair value of forwards, futures and options is estimated based on market quotes for a transaction with similar terms. The fair value of loan commitments is derived by comparing the contractual stream of fees with such fee streams adjusted to reflect current market rates that would be applicable to instruments of similar type, maturity, and credit standing.

     POLICYHOLDERS' ACCOUNT BALANCES

     Fair values of policyholders' account balances are estimated using discounted projected cash flows, based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued.

     DEBT

     The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                             1997                               1996
                                                 --------------------------       ------------------------------
                                                   CARRYING      ESTIMATED           CARRYING         ESTIMATED
                                                    AMOUNT       FAIR VALUE           AMOUNT         FAIR VALUE
                                                 ------------   -----------       ------------    --------------
FINANCIAL ASSETS:                                                         (IN MILLIONS)
Other than trading:
-------------------
   Fixed maturities:
      Available for sale.......................   $    75,270   $    75,270        $    66,553       $    66,553
      Held to maturity.........................        18,700        19,894             20,403            21,362
   Equity securities...........................         2,810         2,810              2,622             2,622
   Mortgage loans on real estate...............        16,004        17,153             17,097            17,963
   Policy loans................................         6,827         6,994              6,692             6,613
   Securities purchased under
      agreements to resell ....................         8,661         8,661              5,347             5,347
   Cash collateral for borrowed securities.....         5,047         5,047              2,416             2,416
   Short-term investments......................        12,106        12,106              9,294             9,294
   Cash .......................................         3,636         3,636              2,091             2,091
   Separate Accounts assets....................        74,046        74,046             63,358            63,358
   Derivative financial instruments............            24            35                 16                32

Trading:
--------
   Trading account assets......................         6,044         6,044              4,219             4,219
   Receivables from broker-dealer clients......         6,273         6,273              5,281             5,281
   Derivative financial instruments............           979           979                904               904


FINANCIAL LIABILITIES:

Other than trading:
-------------------
   Policyholders' account balances.............        32,941        33,896             36,009            37,080
   Securities sold under
      agreements to repurchase.................        12,347        12,347              7,503             7,503
   Cash collateral for loaned securities.......        14,117        14,117              8,449             8,449
   Short-term and long-term debt...............        11,047        11,020             10,322            10,350
   Securities sold but not yet purchased.......         3,533         3,533              1,900             1,900
   Separate Accounts liabilities...............        73,658        73,658             62,845            62,845
   Derivative financial instruments............            32            47                 32                45

Trading:
--------
   Payables to broker-dealer clients...........         3,338         3,338              3,018             3,018
   Derivative financial instruments ...........         1,088         1,088              1,120             1,120

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

     DERIVATIVE FINANCIAL INSTRUMENTS

     The tables below summarize the Company's outstanding positions by derivative instrument types as of December 31, 1997 and 1996. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.

                                                DERIVATIVE FINANCIAL INSTRUMENTS
                                                       DECEMBER 31, 1997
                                                         (IN MILLIONS)

                                  TRADING             OTHER THAN TRADING                  TOTAL
                         ------------------------  -----------------------  ------------------------------------
                                      ESTIMATED                ESTIMATED                 CARRYING    ESTIMATED
                          NOTIONAL    FAIR VALUE    NOTIONAL   FAIR VALUE    NOTIONAL      AMOUNT    FAIR VALUE
                         -----------  -----------  ----------  -----------  -----------  ----------  -----------
Swaps:
   Assets..............    $   7,759    $     394    $     61    $      --    $   7,820    $    395    $     394
   Liabilities.........        6,754          489          13            3        6,767         493          491

Forwards:
   Assets..............       29,511          429       1,031           23       30,542         452          452
   Liabilities.........       29,894          459         647            7       30,541         466          466

Futures:
   Assets..............        4,103           51          46           --        4,149          51           51
   Liabilities.........        3,064           50       3,320           21        6,384          71           71

Options:
   Assets..............        6,893          105         239           --        7,132         105          105
   Liabilities.........        4,165           90           5           --        4,170          90           90

Loan Commitments:
   Assets..............           --           --         317           12          317          --           12
   Liabilities.........           --           --         524           16          524          --           16
                         -----------  -----------  ----------  -----------  -----------  ----------  -----------

Total:
   Assets..............    $  48,266    $     979    $  1,694    $      35    $  49,960    $  1,003    $   1,014
                         ===========  ===========  ==========  ===========  ===========  ==========  ===========

   Liabilities.........    $  43,877    $   1,088    $  4,509    $      47    $  48,386    $  1,120    $   1,134
                         ===========  ===========  ==========  ===========  ===========  ==========  ===========

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

                                                DERIVATIVE FINANCIAL INSTRUMENTS
                                                       DECEMBER 31, 1997
                                                         (IN MILLIONS)

                                  TRADING             OTHER THAN TRADING                  TOTAL
                         ------------------------  -----------------------  ------------------------------------
                                      ESTIMATED                ESTIMATED                 CARRYING    ESTIMATED
                          NOTIONAL    FAIR VALUE    NOTIONAL   FAIR VALUE    NOTIONAL      AMOUNT    FAIR VALUE
                         -----------  -----------  ----------  -----------  -----------  ----------  -----------
Swaps:
   Assets..............    $   8,080    $     481    $    398    $      10    $   8,478    $    481    $     491
   Liabilities.........        8,316          756         139           17        8,455         771          773

Forwards:
   Assets..............       24,275          367         489           13       24,764         376          380
   Liabilities.........       20,103          308         920           10       21,023         318          318

Futures:
   Assets..............        2,299           24           3           --        2,302          24           24
   Liabilities.........        2,573           30       1,087            6        3,660          36           36

Options:
   Assets..............        2,981           32       2,083            7        5,064          39           39
   Liabilities.........        2,653           26         437           12        3,090          27           38

Loan Commitments:
   Assets..............           --           --         163            2          163          --            2
   Liabilities.........           --           --         445           --          445          --           --
                         -----------  -----------  ----------  -----------  -----------  ----------  -----------

Total:
   Assets..............    $  37,635    $     904    $  3,136    $      32    $  40,771    $    920    $     936
                         ===========  ===========  ==========  ===========  ===========  ==========  ===========

   Liabilities.........    $  33,645    $   1,120    $  3,028    $      45    $  36,673    $  1,152    $   1,165
                         ===========  ===========  ==========  ===========  ===========  ==========  ===========


     CREDIT RISK

     The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. Approximately 95% of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties.

     Net trading revenues for the years ended December 31, 1997, 1996 and 1995 relating to forwards, futures and swaps were $54 million, $37 million, $(8) million; $42 million, $32 million, $(11) million; and $110 million, $42 million, $3 million respectively. Net trading revenues for options were not material. Average fair values for trading derivatives in an asset position during the years ended December 31, 1997 and 1996 were $1,015 million and $881 million, respectively, and for derivatives in a liability position were $1,166 million and $1,038 million, respectively. Of those derivatives held for trading purposes at December 31, 1997, 52% of the notional amount consisted of interest rate derivatives, 40% consisted of foreign currency derivatives, and 8% consisted of equity and commodity derivatives. Of those derivatives held for purposes other than trading at December 31, 1997, 72% of notional consisted of interest rate derivatives and 28% consisted of foreign currency derivatives.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

     OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

     During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the unfunded portion of commitments to fund investments in private placement securities, and unused credit card and home equity lines. The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate, and performing other monitoring procedures.

     The fair value of asset positions in these instruments, which represents the Company's current exposure to credit loss from other parties' non-performance, was $1,014 million and $936 million at December 31, 1997 and 1996, respectively.

14.  CONTINGENCIES AND LITIGATION

     FINANCIAL GUARANTEE AGREEMENT

     In connection with the sale in 1995 of its wholly-owned subsidiary Prudential Reinsurance Company ("Pru Re"), the Company's subsidiary, Gibraltar Casualty Insurance Company ("Gibraltar") entered into a stop-loss reinsurance agreement with Pru Re whereby Gibraltar has reinsured up to $375 million of the first $400 million of aggregate adverse loss development on reserves recorded by Pru Re at June 30, 1995. Gibraltar also has entered into several quota share reinsurance arrangements with Pru Re whereby certain medical malpractice, direct insurance and casualty reinsurance pool risks previously underwritten by Pru Re prior to June 30, 1995 were ceded to Gibraltar. The Company has guaranteed Gibraltar's obligations arising under each of these contracts subject to a limit of $375 million for the stop-loss agreement and $400 million for the other agreements. Through December 31, 1997, Gibraltar has incurred $285 million in losses under the stop-loss agreement, including $45 million in 1997. Gibraltar has paid $165 million to Pru Re under the stop-loss agreement. The Company has not been required to fund losses arising under the other arrangements.

     ENVIRONMENTAL AND ASBESTOS-RELATED CLAIMS

     Certain of the Company's subsidiaries received claims under expired contracts which assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for such claims cannot be estimated by traditional reserving techniques. As a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Extensive litigation between insurers and insureds over these issues continues and the outcome is not predictable. In establishing the liability for unpaid claims for these losses, management considered the available information. However, given the expansion of coverage and liability by the courts and legislatures in the past, and potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established.

     MANAGED CARE REIMBURSEMENT

     In 1997, the Company continued to review its obligations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements. The estimated cost to the Company for these reimbursements increased by $115 million in 1997, bringing the total provision to $265 million. As of December 31, 1997, $163 million has been paid or credited to customers. It is the opinion of management that the remaining reserves of $102 million at December 31, 1997 represent a reasonable estimate of remaining reimbursements to customers and other related costs.

     LITIGATION

     Various lawsuits against the Company have arisen in the course of the Company's business. In certain of these matters, large and/or indeterminate amounts are sought.

     Three putative class actions and approximately 677 individual actions were pending against the Company in the United States as of January 31, 1998 brought on behalf of those persons who purchased life insurance policies allegedly because of deceptive sales practices engaged in by the Company and its insurance agents in violation of state and federal laws. The Company anticipates additional suits may be filed by individuals who opted out of the class action settlement described below. The sales practices alleged to have occurred are contrary to Company policy. Some of

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  CONTINGENCIES AND LITIGATION (CONTINUED)

     these cases seek substantial damages while others seek unspecified compensatory, punitive and treble damages. The Company intends to defend these cases vigorously.

     A Multi-State Life Insurance Task Force (the "Task Force"), comprised of insurance regulators from 29 states and the District of Columbia, was formed in April 1995 to conduct a review of sales and marketing practices throughout the life insurance industry. As the largest life insurance company in the United States, the Company was the initial focus of the Task Force examination. On July 9, 1996, the Task Force released its report on the Company's activities. The Task Force found that some sales of life insurance policies by the Company had been improper. Based on the findings, the Task Force recommended, and the Company agreed to, a series of fines allocated to all 50 states and the District of Columbia. In addition, the Task Force recommended a remediation program pursuant to which the Company would offer relief to the policyowners who were misled when they purchased permanent life insurance policies in the United States from 1982 to 1995.

     On October 28, 1996, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in the consolidated class action lawsuit pending in a Multi-District Litigation proceeding in the federal court in New Jersey. The class action suit involved alleged improprieties in connection with the Company's sale, servicing and operation of permanent life insurance policies from 1982 through 1995. Pursuant to the settlement, the Company agreed to provide certain enhancements and changes to the remediation program previously accepted by the Task Force, including some additional remedies. In addition, the Company agreed that it would incur a minimum cost of $410 million in providing remedies to policyowners under the program and, in specified circumstances, agreed to make certain other payments and guarantees. Under the terms of the settlement, the Company agreed to a minimum average cost per remedy of $2,364 for up to 330,000 claims remedied and also agreed to provide additional compensation to be determined by formula that will range in aggregate amount from $50 million to $300 million depending on the total number of claims remedied. At the end of the remediation program's claim evaluation process, the Court will determine how the additional compensation will be distributed.

     The terms of the remediation program described above were enhanced again in February 1997 pursuant to agreements reached with several states that had not previously accepted the terms of the program. These changes were incorporated as amendments to the above-described Stipulation of Settlement and related settlement documents, and the amended Stipulation of Settlement was approved as fair to class members by the United States District Court for the District of New Jersey in March 1997. By that point in time, the Company had entered into agreements with all 50 states and the District of Columbia pursuant to which each jurisdiction had accepted the remediation plan and the Company had agreed to pay approximately $65 million in fines, penalties and related payments.

     The decision of the U.S. District Court to certify a class in the above-described litigation for settlement purposes only and to approve the class action settlement as described in the amended Stipulation of Settlement is presently on appeal to the U.S. Court of Appeals for the Third Circuit. The appellants claim that the District Court erred in certifying a class and in finding that the terms of the settlement are fair to the class.

     Pursuant to the state agreements and the amended Stipulation of Settlement, as approved by the U.S. District Court, the Company initiated its remediation program in 1997. The Company mailed packages and provided broad class notice to the owners of approximately 10.7 million policies eligible to participate in the remediation program, informing them of their rights. Owners of approximately 21,800 policies elected to be excluded from the class action settlement. Of those eligible to participate in the settlement, policyowners who believed they were misled were invited to file a claim through an Alternative Dispute Resolution ("ADR") process. The ADR process was established to enable the company to discharge its liability to the affected policyowners. Policyowners who did not wish to file a claim in the ADR process were permitted to choose from options available under Basic Claim Relief, such as preferred rate premium loans, or annuities, mutual fund shares or life insurance policies that the Company will enhance.

     The owners of approximately 1.16 million policies responded to these notices by indicating an intent to file an ADR claim. All policyholders who responded were provided an ADR claim form for completion and submission. Approximately 635,000 claim forms were completed and returned as of January 31, 1998. Management does not believe the number of ADR claims that will be completed and returned will increase significantly. In addition, the owners of approximately 510,000 policies indicated an interest in a Basic Claim Relief remedy. The ADR process requires that individual claim files be reviewed by one or more independent claim evaluators. Management does not believe costs associated with providing Basic Claim Relief will be material to the Company's financial position or results of operations.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  CONTINGENCIES AND LITIGATION (CONTINUED)

     In 1996, the Company recorded in its Statement of Operations, the minimum cost of $410 million as agreed to in the settlement. Management had no better information available at that time upon which to make a reasonable estimate of losses. Management now has additional information which allows for computation of a reasonable estimate of losses associated with ADR claims. Based on this additional information, in 1997, management had increased the estimated liability for the cost of remedying policyholder claims in the ADR process by $1.64 billion before taxes to approximately $2.05 billion before taxes of which $1.80 billion has been funded in a settlement trust as described in Note 3. While management believes these are reasonable estimates based on information currently available, the ultimate amount of the total cost of remedied policyholder claims is dependent on complex and varying factors, including actual claims by eligible policyholders, the relief options chosen and the dollar value of those options. There are also additional elements of the ADR process which cannot be fully evaluated at this time (e.g., claims which may be successfully appealed) which could increase this estimate.

     Litigation is subject to many uncertainties, and given the complexity and scope of these suits, their outcome cannot be predicted. It is also not possible to predict the likely results of any regulatory inquiries or their effect on litigation which might be initiated in response to widespread media coverage of these matters. Accordingly, management is unable to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome of all pending litigation and the regulatory inquiries. It is possible that the results of operations or the cash flow of the Company, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of certain pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters referred to above should not have a material adverse effect on the Company's financial position, after consideration of applicable reserves.

     The Company and a number of other insurers ("the Consortium") entered into a Reinsurance and Participation Agreement (the "Agreement") with MBL Life Assurance Corporation ("MBLLAC") and others, under which the Company and the other insurers agreed to reinsure certain payments to be made to contract holders by MBLLAC in connection with the plan of rehabilitation of Mutual Benefit Life Insurance Company. Under the agreement, the Consortium, subject to certain terms and conditions, will indemnify MBLLAC for the ultimate net loss sustained by MBLLAC on each contract subject to the Agreement. The ultimate net loss represents the amount by which the aggregate required payments exceed the fair market value of the assets supporting the covered contracts at the time such payments are due. The Company's share of any net loss is 30.55%. The Company has determined that it does not expect to make any payments to MBLLAC under the agreement. The Company concluded this after testing a wide range of potentially adverse scenarios during the rehabilitation period for MBLLAC.

15.  SUBSEQUENT EVENTS

     On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize and become a publicly-traded company. The Company has begun discussions with the New Jersey Department of Banking and Insurance, leaders in the New Jersey State Legislature, as well as other key regulatory agencies around the country. The New Jersey State Legislature must first pass a law permitting demutualization. The New Jersey Department of Banking and Insurance, the Company's Board and a majority of participating policyholders must ultimately approve the Company's plan for demutualization.

                                    * * * * *

SYSTEMATIC INVESTMENT PLAN CONTRACTS
VARIABLE ANNUITY CONTRACTS

PRUDENTIAL'S GIBRALTAR FUND, INC.
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE TO ANY PERSON TO WHOM SUCH OFFER WOULD BE UNLAWFUL IN SUCH STATE.

NO ONE IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN THE SALES MATERIAL AUTHORIZED BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA FOR USE IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS.

-------------------------------------------------------------------------------
                                         --------------------------------------

  [LOGO] PRUDENTIAL
-------------------------------------------------------------------------------


The Prudential Insurance Company of America                         [LOGO]

751 Broad Street, Newark, New Jersey 07102-3777                    BULK RATE
                                                                  U.S. Postage
                                                                      PAID
                                                                   Prudential

                                     PART C

                                OTHER INFORMATION

                       CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

The facing sheet.


The prospectus consisting of 87 pages.


The signatures for:

          (1) Prudential's Investment Plan Account and The Prudential Insurance Company of America and Subsidiaries; and
          (2)  Prudential's Gibraltar Fund, Inc.

Consent of Price Waterhouse LLP, independent auditors, regarding reports on:

          (1) Prudential's Investment Plan Account, Prudential's Annuity Plan Account and The Prudential Insurance Company of America; and
          (2)  Prudential's Gibraltar Fund, Inc.


Responses of Prudential's Gibraltar Fund, Inc. to Items of Part C of Form N-1A:

          Item 24. Financial Statements and Exhibits;
          Item 25. Persons Controlled by or under Common Control with Prudential's Gibraltar Fund, Inc.;
          Item 26. Number of Holders of Securities;
          Item 27. Indemnification;
          Item 28. Business and other Connections of Investment Advisor;
          Item 29. Principal Underwriter;
          Item 30. Location of Accounts and Records; and
          Item 31. Management Services.


The Exhibits listed on the following pages pertaining to:

          (1)  Systematic Investment Plan Contracts; and
          (2)  Prudential's Gibraltar Fund.

          Item 24(a) List of Financial Statements of Prudential's Investment
                     Plan Account and The Prudential Insurance Company of America Filed as Part of this Registration Statement.


Prudential's Investment Plan Account -- Statements Filed as Part of Part A:


         Statement of Net Assets as of December 31, 1997;
         Statement of Operations -- Year Ended December 31, 1997; and Statements of Changes in Net Assets -- Years Ended December 31, 1997
                  and 1996.

Consolidated Financial Statements of The Prudential Insurance Company of America and Subsidiaries
Statements Filed as Part of Part A:

         Statements of Financial Position as of December 31, 1997 and 1996; Statements of Operations and Changes in Surplus and Asset Valuation
                  Reserve (AVR)/ Mandatory Securities Valuation Reserve (MSVR) -- Years Ended December 31, 1997, 1996 and 1995; and
         Statements of Cash Flows -- Years Ended December 31, 1997, 1996 and
                  1995.



List of Financial Statements of Prudential's Gibraltar Fund, Inc. Filed as Part of this Registration Statement -- Statements Filed as Part of Part A:



         Statement of Assets and Liabilities including Schedule of Investments as of December 31, 1997;
         Statement of Operations -- Year Ended December 31, 1997;
         Statements of Changes in Net Assets -- Years Ended December 31, 1997
                  and 1996; and
         Financial Highlights -- Ten Years Ended December 31, 1997.


                                    EXHIBITS
                      SYSTEMATIC INVESTMENT PLAN CONTRACTS

1. COPIES OF EXHIBITS REQUIRED BY PARAGRAPH A OF INSTRUCTIONS AS TO      INCORPORATED BY REFERENCE TO THE
   EXHIBITS IN FORM N-8B-2 (OTHER PARAGRAPH A EXHIBITS ARE NOT           FOLLOWING:
   APPLICABLE):

(1)            The resolutions of the Board of Directors of              Exhibit A(1) to Form N-8B-2, File
               Prudential, adopted on June 11, 1968, establishing        No. 811-1850.
               Prudential's Investment Plan Account.

(1)(i)         The resolutions of the Board of Directors of              Exhibit A(1)(i) to Form S-6,
               Prudential, adopted on October 10, 1972,                  Registration No. 2-46063.
               authorizing sale of Systematic Investment Plan
               Contracts with optional Share Value Protection.

(2)(a)         Custodian Agreement between Chemical Bank and             Exhibit A(2) to Post-Effective
               Prudential.                                               Amendment No. 17 to Form S-6,
                                                                         Registration No. 2-52715.

(3)(a)         Distribution Agreement between Prudential's               Exhibit A(3)(a) to Post-Effective
               Investment Plan Account, Prudential's Annuity Plan        Amendment No. 30 to Form S-6,
               Account, Prudential's Annuity Plan Account-2 and          Registration No. 2-52715.
               Pruco Securities Corporation.

(3)(c)-A*      Schedule of Sales Commissions referred to in Item         Exhibit A(3)(c) to Form S-6,
               38(c).                                                    Registration No. 2-46063.

(3)(c)-B**     Schedule of Sales Commissions referred to in Item         Exhibit A(3)(c) to Post-Effective
               38(c).                                                    Amendment No. 11, Registration
                                                                         No. 2-32683.

(5)-A*         Copy of Systematic Investment Plan Contract               Exhibit A(5) to Amendment No. 1
               between The Prudential and the Planholder.                to Form S-6, Registration No.
                                                                         2-46063.

(5)(i)-A*      Copy of Share Value Protection Provisions.                Exhibit A(5)(i) to Form S-6,
                                                                         Registration No. 2-46063.

(5)(ii)        Copy of Texas Variable Annuity Endorsement FSP 518        Exhibit A(5)(ii) to Form S-6,
               to the Systematic Investment Plan Contract.               Registration No. 2-46063.

(5)(iii)-A*    Copy of New York and Maryland Endorsement FSP 537         Exhibit A(5)(iii) to Form S-6,
               to the Systematic Investment Plan Contract.               Registration No. 2-46063.

(5)(iv)-A*     Copy of New York Endorsement FSP 532B to the              Exhibit A(5)(iv) to Form S-6,
               Systematic Investment Plan Contract.                      Registration No. 2-46063.

(5)(v)-A*      Copy of New Hampshire Endorsement FSP 542 to the          Exhibit A(5)(v) to Amendment No.
               Systematic Investment Plan Contract.                      1 to Form S-6, Registration No. 2-
                                                                         46063.

(5)(vii)-A*    Copy of New York Endorsement FSP 549 to the Share         Exhibit A(5)(vii) to Post-Effective
               Value Protection Contract.                                Amendment No. 1 to Form S-6,
                                                                         Registration No. 2-46063.


 *This form is applicable to the Contract as revised -- See Prospectus. **This form is applicable to the Old Form Contract -- See Prospectus.



LISTING OF SYSTEMATIC INVESTMENT PLAN EXHIBITS -- PAGE 2


(5)-B**        Copy of Systematic Investment Plan Contract               Exhibit A(5) to Post-Effective
               between Prudential and the Planholder.                    Amendment No. 11, Registration No.
                                                                         2-32683.

(5)(ii)-B**    Copy of New York Endorsement FSP 522B to the              Exhibit A(5)(ii) to Post-Effective
               Systematic Investment Plan Contract.                      Amendment No. 11, Registration No.
                                                                         2-32683.

(5)(iii)-B**   Copy of New York Endorsement FSP 532A to the              Exhibit A(5)(iii) to Post-Effective
               Systematic Investment Plan Contract.                      Amendment No. 11, Registration No.
                                                                         2-32683.

(5)(iv)-B**    Copy of Maryland Endorsement FSP 525B to the              Exhibit A(5)(iv) to Post-Effective
               Systematic Investment Plan Contract.                      Amendment No. 11, Registration No.
                                                                         2-32683.

(5)(v)-B**     Copy of New Hampshire Endorsement FSP 541 to the          Exhibit A(5)(v) to Post-Effective
               Systematic Investment Plan Contract.                      Amendment No. 15, Registration No.
                                                                         2-32683.

(6)(i)         Copy of the Charter of Prudential, as amended to          Incorporated by reference to Post-
               and including November 14, 1995.                          Effective Amendment No. 9 to Form S-1,
                                                                         Registration No. 33-20083, filed April
                                                                         9, 1997 on behalf of The Prudential
                                                                         Variable Contract Real Property Account.

(6)(ii)        Copy of the By-laws of Prudential, as amended to          Incorporated by reference to Post-
               and including April 8, 1997.                              Effective Amendment No. 12 for Form
                                                                         N-4, Registration No. 33-25434, filed
                                                                         April 30, 1997 on behalf of The Prudential
                                                                         Individual Variable Contract Account.

(9)-A*         Copy of the Annuity Rate Protection Provisions.           Exhibit A(9) to Form S-6,
                                                                         Registration No. 2-46063.

(9)(i)-B**     Copy of the Transfer Account Agreement between            Exhibit A(9)(i) to Post-Effective
               Prudential and the Accountholder.                         Amendment No. 11, Registration No.
                                                                         2-32683.

(9)(ii)-B**    Copy of the Annuity Rate Protection Provisions.           Exhibit A(9)(ii) to Post-Effective
                                                                         Amendment No. 11, Registration No.
                                                                         2-32683.

(10)(i)-A*     Form of Request for Enrollment in Prudential's            Exhibit A(10)(i) to Form S-6,
               Financial Security Program as a Planholder.               Registration No. 2-46063.

(10)(ii)-A*    Form of Letter of Intent.                                 Exhibit A(10)(ii) to Amendment No. 1
                                                                         to Form S-6, Registration No.
                                                                         2-46063.

(10)(i)-B**    Form of Request for Enrollment in Prudential's            Exhibit A(10)(i) to Amendment No. 1
               Financial Security Program as an Accountholder and        to Form N-8B-2, File No. 811-1850.
               Planholder, or as an Accountholder or Planholder
               only.


 *This form is applicable to the Contract as revised -- See Prospectus. **This form is applicable to the Old Form Contract -- See Prospectus.

LISTING OF SYSTEMATIC INVESTMENT PLAN EXHIBITS -- PAGE 3

(10)(ii)-B**   Form of Transfer and Deposit Schedule.                    Exhibit A(10)(ii) to Amendment No. 1
                                                                         to Form N-8B-2, File No. 811-1850.

                                                                         Exhibit A(10)(iii) to Amendment No. 1
(10)(iii)-B**  Form of Request for Non-Scheduled Purchase.               to Form N-8B-2, File No. 811-1850.


2. For specimen of securities:

     Revised Contract -- see Exhibits A(5)-A, A(5)(i)-A, A(5)(ii),
     A(5)(iii)-A, A(5)(iv)-A, A(5)(v)-A, A(5)(vi)-A, and A(5)(vii)-A.

     Old Form Contract -- see Exhibits A(5)-B, A(5)(i)-B, A(5)(ii),
     A(5)(ii)-B, A(5)(iii)-B, A(5)(iv)-B, and A(5)(v)-B.

6. Powers of Attorneys for Directors and Officers of Prudential         Incorporated by reference to Post-Effective Amendment No.
                                                                         10 to Form S-1, Registration No. 33-20083, filed April 9,
                                                                         1998 on behalf of The Prudential Variable Contract Real
                                                                         Property Account.



27.1 Financial Data Schedule                                             Filed herewith


 *This form is applicable to the Contract as revised -- See Prospectus. **This form is applicable to the Old Form Contract -- See Prospectus.

ITEM 24(B)


                                    EXHIBITS
                        PRUDENTIAL'S GIBRALTAR FUND, INC.


                                                          INCORPORATED BY
                                                        REFERENCE TO EXHIBITS                        INCORPORATED BY
             EXHIBITS REQUIRED BY                          TO FORM N-8B-1                      REFERENCE TO THE FOLLOWING
              ITEM OF FORM N-1A                           FILE NO. 811-1660                   (EXCEPT AS OTHERWISE NOTED):

  (i)        Certificate of Incorporation.                       1(a)

             Amendment to Certificate of Incorporation           1(b)
             dated April 11, 1968.

             Amendment to Certificate                                                   Exhibit 1(c) to Post-
             of Incorporation dated May 27, 1975.                                       Effective Amendment No. 19
                                                                                        to Form S-6, Registration
                                                                                        No. 2-52715.

             Amendment to Certificate                                                   Exhibit 24(b)(i) to Post-Effective
             of Incorporation dated April 23, 1991.                                     Amendment No. 32 to Form S-6,
                                                                                        Registration No. 2-52715.

             Articles of Incorporation                                                  Exhibit 24(i) to Post-Effective
             filed with the Secretary of                                                Amendment No. 39 to Form S-6,
             State of the State of Maryland                                             Registration No. 2-52715
             dated May 1, 1997

 (ii)        By-laws.                                                                   Exhibit 24(ii) to Post-Effective
                                                                                        Amendment No. 39 to Form S-6,
                                                                                        Registration No. 2-52715

(iii)        None.

 (iv)        Stock Certificate.                                                         Exhibit 4(a) to Post-
                                                                                        Effective Amendment No. 17
                                                                                        to Form S-6, Registration
                                                                                        No. 2-52715.

  (v)        Investment Advisory Contract                         5
             between Registrant and
             Prudential.

             Amendment No. 1 to Investment                                              Exhibit 5(b) to Post-
             Advisory Contract between                                                  Effective Amendment No. 9
             Registrant and Prudential.                                                 to Form S-5, Registration
                                                                                        No. 2-32685.

             Amendment No. 2 to Investment                                              Exhibit 24(b)(v) to Post-Effective
             Advisory Contract between                                                  Amendment No. 32 to Form S-6,
             Registrant and Prudential.                                                 Registration No. 2-52715.

             Service Agreement between The                                              Exhibit 24(b)(v)(3) to
             Prudential and Prudential                                                  Post-Effective Amendment
             Investment Corporation.                                                    No. 23 to Form S-6,
                                                                                        Registration No. 2-52715.

 (vi)        Distribution Agreement between                                             Exhibit 24(b)(vi) to Post-
             Prudential's Gibraltar Fund and                                            Effective Amendment No. 30
             Pruco Securities Corporation.                                              to Form S-6, Registration
                                                                                        No. 2-52715.

(vii)        None.

PRUDENTIAL'S GIBRALTAR FUND, INC. EXHIBITS -- PAGE 2


   (viii)    Form of Custody Agreement between                                          Filed herewith
             Registrant and Investors Fiduciary
             Trust Company

     (ix)    Administrative Services                             9(a)
             Agreement between Registrant
             and The Prudential.

             Contract of Custodianship                                                  Exhibit A(2) to Post-
             with respect to Prudential's                                               Effective Amendment No. 17
             Investment Plan Account                                                    to Form S-6, Registration
             (endorsed by Registrant).                                                  No. 2-52715.

(x)-(xiv)    None.

     (xv)    None.

    (xvi)    (a) Consents of Independent Auditors                                       Filed herewith
             (b) Powers of Attorney of                                                  Filed hereiwth
                 Non-Interested Directors of
                 Prudential's Gibraltar Fund, Inc.

27.2         Financial Data Schedule                                                    Filed herewith

                                   SIGNATURES

                      PRUDENTIAL'S INVESTMENT PLAN ACCOUNT


Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus, and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 29th of April, 1998.


                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


 Attest:  /s/ Caren Cunningham                     By: /s/ ESTHER H. MILNES
          ---------------------                      --------------------------
          Caren Cunningham                           Esther H. Milnes
          Secretary                                  Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 40 to the Registration Statement has been signed below by the following directors and officers of The Prudential Insurance Company of America in their capacities and on the date appearing below.


        SIGNATURE AND TITLE                                 DATE



                                                        April 29, 1998
/s/* Arthur C. Ryan                        )
----------------------------------         )
Arthur C. Ryan                             )
Chairman of the Board, President,          )
and Chief Executive Officer                )
                                           )
                                           )
/s/* Franklin E. Agnew                     )    *By:  /s/ CAREN CUNNINGHAM
----------------------------------         )          ---------------------
Franklin E. Agnew                          )          Caren Cunningham
Director                                   )          (Attorney-in-Fact)
                                           )
                                           )
/s/* Franklin K. Becker                    )
----------------------------------         )
Frederic K. Becker                         )
Director                                   )
                                           )
                                           )
/s/* Martin A. Berkowitz                   )
----------------------------------         )
Martin A. Berkowitz                        )
Senior Vice President and                  )
Comptroller                                )
                                           )
/s/* Richard J. Carbone                    )
----------------------------------         )
Richard J. Carbone                         )
Chief  Financial Officer                   )

        SIGNATURE AND TITLE                                 DATE


                                                      April 29, 1998
                                           )
/s/* James G. Cullen                       )
----------------------------------         )
James G. Cullen                            )
Director                                   )
                                           )
                                           )
/s/*Carolyne K. Davis                      )
----------------------------------         )
Carolyne K. Davis                          )
Director                                   )
                                           )
                                           )
/s/* Roger A. Enrico                       )
----------------------------------         )
Roger A. Enrico                            )
Director                                   )
                                           )
                                           )
/s/* Allan D. Gilmour                      )
----------------------------------         )
Allan D. Gilmour                           )
Director                                   )
                                           )
                                           )
/s/* William H. Gray, III                  )
----------------------------------         )
William H. Gray, III                       )    *By: /s/ CAREN CUNNINGHAM
Director                                   )         --------------------
                                           )         Caren Cunningham
                                           )         (Attorney-in-Fact)
/s/* Jon F. Hanson                         )
----------------------------------         )
Jon F. Hanson                              )
Director                                   )
                                           )
/s/* Glen H. Hiner, Jr.                    )
----------------------------------         )
Glen H. Hiner, Jr.                         )
Director                                   )
                                           )
/s/* Constance J. Horner                   )
----------------------------------         )
Constance J. Horner                        )
Director                                   )
                                           )
                                           )
/s/* Gaynor Kelley                         )
----------------------------------         )
Gaynor Kelley                              )
Director                                   )
                                           )
                                           )
/s/* Burton G. Malkiel                     )
----------------------------------         )
Burton G. Malkiel                          )
Director                                   )

       SIGNATURE AND TITLE                                 DATE


                                                      April 29, 1998
                                           )
/s/* Ida F.S. Schmertz                     )
----------------------------------         )
Ida F.S. Schmertz                          )
Director                                   )
                                           )
                                           )
/s/* Charles R. Sitter                     )
----------------------------------         )
Charles R. Sitter                          )
Director                                   )
                                           )
                                           )
/s/* Donald L. Staheli                     )
----------------------------------         )
Donald L. Staheli                          )
Director                                   )
                                           )
                                           )
/s/* Richard M. Thomson                    )
----------------------------------         )
Richard M. Thomson                         )
Director                                   )
                                           )
/s/* James A. Unruh                        )
----------------------------------         )
James A. Unruh                             )
Director                                   )
/s/* P. Roy Vagelos, M.D.                  )
----------------------------------         )
P. Roy Vagelos, M.D.                       )
Director                                   )
                                           )
                                           )
                                           )
/s/* Stanley C. Van Ness                   )
----------------------------------         )
Stanley C. Van Ness                        )    *By: /s/ CAREN CUNNINGHAM
Director                                   )         ---------------------
                                           )         Caren Cunningham
                                           )         (Attorney-in-Fact)
/s/* Paul A. Volcker                       )
----------------------------------         )
Paul A. Volcker                            )
Director                                   )
                                           )
                                           )
/s/* Josehph H. Williams                   )
----------------------------------         )
Joseph H. Williams                         )
Director                                   )

                                   SIGNATURES


                        PRUDENTIAL'S GIBRALTAR FUND, INC.



Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus, and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 29th day of April, 1998.


                                         PRUDENTIAL'S GIBRALTAR FUND


                                         By: /s/ MENDEL A. MELZER
                                             ----------------------------------
                                             Mendel A. Melzer

                                             Chairman of the Board of Directors


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 40 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



       SIGNATURE AND TITLE                                 DATE


                                                      April 29, 1998
                                           )
                                           )
/s/ MENDEL A. MELZER                       )
-------------------------------            )
Mendel A. Melzer                           )
Chairman of the Board of Directors,        )
Principal Executive Officer and            )
Principal Financial Officer                )
                                           )
                                           )
/s/ JONATHAN M. GREENE                     )
-------------------------------            )
Jonathan M. Greene                         )
President and Director                     )
                                           )
                                           )
/s/ GRACE TORRES                           )
-------------------------------            )
Grace Torres                               )
Treasurer and Principal                    )    *By: /s/ CAREN CUNNINGHAM
Financial and Accounting Officer           )         ---------------------
                                           )         Caren Cunningham
                                           )         (Attorney-in-Fact)
/s/* SAUL K. FENSTER                       )
-------------------------------            )
Saul K. Fenster                            )
Director                                   )
                                           )
                                           )
/s/* W. SCOTT MCDONALD, JR.                )
-------------------------------            )
W. Scott McDonald, Jr.                     )
Director                                   )
                                           )
                                           )
/s/* JOSEPH WEBER                          )
-------------------------------            )
Joseph Weber                               )
Director                                   )

ITEM 25.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


             Prudential is a mutual life insurance company incorporated under the laws of the State of New Jersey.


             All of the shares of Prudential's Gibraltar Fund, Inc. are held by three separate accounts of The Prudential Insurance Company of
             America: Prudential's Investment Plan Account, Prudential's Annuity Plan Account and Prudential's Annuity Plan Account-2. Prudential also holds directly and in certain other separate accounts shares of The Prudential Series Fund, Inc., a Maryland corporation. The balance of the shares of The Prudential Series Fund, Inc. are held in separate accounts of Pruco Life Insurance Company, a direct wholly-owned subsidiary of Prudential, and Pruco Life Insurance Company of New Jersey, an indirect wholly-owned subsidiary of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential's Gibraltar Fund, Inc. and The Prudential Series Fund, Inc. are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of the investment companies are voted in accordance with the instructions of persons having an interest in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey will vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.


             Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10 and The Prudential Variable Contract Account-11, separate accounts of Prudential registered as open-end, diversified management investment companies under the Investment Company Act of 1940.


             Prudential is a mutual insurance company. Its financial statements are prepared in accordance with statutory requirements.


             The subsidiaries of Prudential and short descriptions of each are listed under Item 25 in Post-Effective Amendment No. 34 to the Registration Statement of The Prudential Series Fund, Inc., Registration No. 2-80896, the text of which is hereby incorporated by reference.

ITEM 26.     NUMBER OF HOLDERS OF SECURITIES


            The registrant was organized to serve as the investment medium for separate accounts of Prudential which issue certain variable annuity contracts to the public. The public offering commenced on January 2, 1970. As of December 31, 1997, there were 29,771,740 shares of Common Stock outstanding, distributed as follows:


            TITLE OF CLASS                   HOLDER                    SHARES

             Common Stock     Prudential's Investment Plan Account    24,171,408
                              Prudential's Annuity Plan Account          225,153
                              Prudential's Annuity Plan Account-2      5,375,179
                                                                      ----------
                                                                      29,771,740

ITEM 27.    INDEMNIFICATION OF DIRECTORS AND OFFICERS

            The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

            New Jersey, being the state of organization of Prudential Insurance Company of America ("Prudential"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-Law 27, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit (8)(ii) of Post-Effective Amendment No. 26 to Form N-3, Registration No. 2-76580, filed May 1, 1995, on behalf of The Prudential Variable Contract Account-10.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

            Prudential is involved in insurance, reinsurance, securities, pension services, real estate and banking.

            The Prudential Investment Corporation (PIC) is the investment unit of Prudential and actively engages in the business of giving investment advice. The officers and directors of Prudential and PIC who are engaged directly or indirectly in activities relating to the registrant have no other business, profession, vocation, or employment of a substantial nature, and have not had such other connections during the past two years.

            The business and other connections of Prudential's Directors are listed in the Prospectus in this Post-Effective Amendment to the Registration Statement, which is hereby incorporated by reference.

ITEM 29.    PRINCIPAL UNDERWRITERS

            (a) Incorporated by Reference to Item 29(a) of Post-Effective Amendment No. 34 to Form N-1A, Registration No. 2-80896, filed April 24, 1998 on behalf of The Prudential Series Fund,
                 Inc.

            (b) Incorporated by Reference to Item 29(b) of Post-Effective Amendment No. 34 to Form N-1A, Registration No. 2-80896, filed April 24, 1998 on behalf of The Prudential Series Fund,
                 Inc.

            (c)  Not applicable.

ITEM 30.    LOCATION OF ACCOUNTS AND RECORDS


            All accounts, books or other documents required to be maintained by
            Section 31 (a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant, Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077; the Registrant's Investment Advisor, The Prudential Insurance Company of America, Prudential Plaza, Newark, New Jersey 07102-3777; or the Registrant's Custodian, Investors Fiduciary Trust Company, 127 West 10th Street, Kansas, Missouri 64105-1716.

ITEM 31.    MANAGEMENT SERVICES

            Not applicable.

                                  EXHIBIT INDEX


(viii)      Form of Custody Agreement with Investors Fiduciary
            Trust Company                                             Page C-15

(xvi)(a)    Consent of Price Waterhouse LLP, independent accountants. Page C-16

(xvi)(a)(i) Consent of Deloitte & Touche LLP, Independent Auditors    Page C-17

(xvi)(b)    Powers of Attorney of Non-Interested Directors of
            Prudential's Gibraltar Fund, Inc.                         Page C-18

27.         Financial Data Schedule - Prudential's Investment Plan    Page C-21
            Account.

27.2        Financial Data Schedule - Prudential's Gibraltar
            Fund, Inc.                                                Page C-22